                                                            Exhibit 10.79


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                        -----------------------------

                              BIG O TIRES, INC.
                        -----------------------------


                           NOTE PURCHASE AGREEMENT

                          Dated as of April 27, 1994

                        -----------------------------

                     8.71% Senior Secured Notes Due 2004



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

                              TABLE OF CONTENTS

Section 1.    ISSUANCE OF NOTES........................................  1

    A.     The Notes; Security.........................................  1
    B.     Purchase and Sale of Notes; the Closing.....................  1

Section 2.    REPRESENTATIONS AND WARRANTIES...........................  2

    A.     Organization, Qualification, Authority and
              Binding Effect...........................................  2
    B.     Business, Properties and Other Information
              Regarding the Company....................................  2
    C.     Incorporation, Good Standing and Ownership
              of Subsidiaries..........................................  4
    D.     Financial Statements........................................  4
    E.     Compliance with Laws, Other Instruments, etc................  5
    F.     Litigation; Observance of Statutes, Regulations
              and Orders...............................................  6
    G.     Taxes.......................................................  6
    H.     Titles to Properties........................................  7
    I.     Licenses, Permits, Etc......................................  7
    J.     Compliance with ERISA.......................................  7
    K.     Governmental Authorization with Respect to
               the Company.............................................  8
    L.     Offering of the Notes.......................................  8
    M.     Use of Proceeds; Margin Regulations.........................  9
    N.     Investment Company Act and Holding Company Status...........  9
    O.     Place of Business...........................................  9
    P.     No Defaults Under Existing Debt.............................  9
    Q.     Environmental Matters.......................................  10
    R.     Validity of Lien............................................  13

Section 3.    REPRESENTATIONS OF THE PURCHASERS........................  13
    A.     Purchase of Notes...........................................  13
    B.     Source of Funds.............................................  13

Section 4.    CONDITIONS...............................................  14
    A.     Documents...................................................  14
    B.     Representations True, Etc.; Officer's Certificate...........  15
    C.     Proceedings.................................................  15
    D.     Title Insurance, Etc........................................  15
    E.     Insurance on Mortgaged Property.............................  16
    F.     Opinion of Counsel for the Company..........................  16
    G.     Opinions of Special Counsel.................................  16
    H.     Environmental Compliance....................................  17
    I.     Legality....................................................  17
    J.     Private Placement Number....................................  17
    L.     All Purchases of Notes Made.................................  17

Section 5.    INSPECTION OF PROPERTIES AND BOOKS; ETC..................  17

Section 6.    FINANCIAL STATEMENTS AND INFORMATION.....................  18

Section 7.    HOME OFFICE PAYMENT......................................  19

Section 8.    LIABILITIES OF THE PURCHASERS............................  20

Section 9.    MISCELLANEOUS............................................  20
    A.     Expenses....................................................  20
    B.     Taxes.......................................................  21
    C.     Indemnification.............................................  21
    D.     Reliance on and Survival of Representations.................  22
    E.     Successors and Assigns......................................  22
    F.     Communications..............................................  22
    G.     Governing Law...............................................  23
    H.     Severability................................................  23
    I.     Headings....................................................  23
    J.     Counterparts................................................  23

SCHEDULE I -  Names and Addresses of the Purchasers

EXHIBIT 2(C) - Subsidiaries
EXHIBIT A    - Form of Indenture
EXHIBIT B    - Form of Subsidiary Guaranty
EXHIBIT C    - Form of Opinion of Counsel to the Company
EXHIBIT D    - Form of Opinion of Special Nevada, California, and Idaho Counsel

                            NOTE PURCHASE AGREEMENT

     THIS NOTE PURCHASE AGREEMENT ("Agreement") dated as of April 27, 1994 between Big O Tires, Inc., a Nevada corporation (the "Company"), and the Purchasers whose names appear in the signature forms at the foot hereof (individually a "Purchaser" and collectively the "Purchasers"). Big O Development, Inc., a Colorado corporation ("BOD") and Big O Tire of Idaho,
Inc., an Idaho corporation ("Big O Idaho"), wholly owned subsidiaries of the Company, are also parties hereto for the purposes set forth herein. BOD and Big O Idaho are referred to herein together as the "Guarantors".

                             W I T N E S S E T H :

     Section 1.      ISSUANCE OF NOTES.

     A.   The Notes; Security.  The Company has duly authorized an issue of its
          --------------------
8.71% Senior Secured Notes due 2004 in an aggregate principal amount of $8,000,000 (the "Notes"), which Notes shall be issued under and secured by an Indenture, Mortgage, Deed of Trust, Security Agreement, and Financing Statement (Fixture Filing) dated as of this same date substantially in the form of Exhibit A hereto (the "Indenture"), made by the Company and certain of its Subsidiaries to The Bank of Cherry Creek, N.A., as Indenture Trustee (the "Indenture Trustee"), and Douglas R. Dix, as individual trustee (the "Individual Trustee" and, together with the Indenture Trustee, the "Trustees"). Terms defined in the Indenture are used herein as so defined except as otherwise defined herein. The Notes will mature, will bear interest and will be payable as provided in the Indenture.

     The Notes will be secured in accordance with the Indenture, which will create a first mortgage or deed of trust lien upon real estate and improvements thereon owned and operated by the Company or by a subsidiary of the Company and more fully described in Schedules A-1 to A-3 to the Indenture (the "Operating Properties"), and a security interest in the equipment accounts and other Mortgaged Property referred to and described in the Indenture.

     B.   Purchase and Sale of Notes; the Closing.  Subject to the terms and
          ----------------------------------------
conditions of this Agreement and on the basis of the representations and warranties herein set forth herein and in the Indenture, the Company agrees to sell to each purchaser, and each Purchaser hereby severally agrees to purchase from the Company on the Closing Date referred to below, Notes in the aggregate principal amount set forth opposite the name of such Purchaser in Schedule I, at a purchase price of 100% of the principal amount thereof.

     Delivery of and payment for the Notes to be purchased hereunder shall take place on April 29, 1994, or such other date as may be mutually satisfactory to the Company and the purchaser (the "Closing Date"). On the Closing Date, the Company will deliver to each Purchaser one or more Notes registered in the name of such Purchaser or in the name of such Purchaser's nominee, in any denominations (integral multiples of $500,000) and in the aggregate principal amount to be purchased by such Purchaser, all as such Purchaser may specify by timely notice to the Company (or, in the absence of such notice, one Note registered in the name of such Purchaser), duly executed and dated the Closing Date, against payment therefor, by wire transfer of immediately available funds, in the amount of the purchase to be made by such Purchaser as specified in Schedule I, to the Trustees under the Indenture for deposit, maintenance and distribution in accordance with the Escrow established under Section 5.4 of the Indenture. Receipt thereof by the Trustees shall constitute receipt by the Company hereunder.

     Section 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Purchasers as follows:

     A.   Organization, Qualification, Authority and Binding Effect.  The
          ----------------------------------------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now conducted and as proposed to be conducted and to enter into the transactions contemplated hereby, to execute and deliver this Agreement, the Indenture and the Notes and to observe and perform the provisions hereof and thereof. The Company is duly qualified as a foreign corporation and authorized to do business in the States of California, Idaho, Colorado, and in each other jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification, except where the failure to be so qualified in such other jurisdictions would not individually or in the aggregate materially affect adversely the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole. This Agreement, the Indenture and the Notes have been duly authorized by all n necessary corporate action on the part of the Company and constitute (or upon delivery on or before the Closing Date as contemplated by this Agreement will constitute) legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     B.   Business, Properties and Other Information Regarding the Company.  The
          -----------------------------------------------------------------
Company is subject to the reporting requirements of Section 13 of the Securities

Exchange Act of 1934, as amended, and has delivered to each Purchaser copies of:

          (i) its Annual Report on Form 10-K for its fiscal year ended December 31, 1993, filed pursuant to Section 13(a) of said Act;

          (ii) a draft of its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1994, to be filed pursuant to Section 13 (a) of said Act; and

          (iii) the Proxy Statement for its 1993 Annual Meeting of Shareholders, filed pursuant to Section 14 of said Act.

Said reports and proxy statement include all regular and periodic reports and proxy statements required to be filed by the Company with the Commission since January 1, 1993, pursuant to the Act, and are collectively called the "SEC Reports", which term shall also include on the Closing Date all further reports and proxy statements which the Company may theretofore have furnished to the Purchasers pursuant to Section 6 of this Agreement.

     As of their respective dates neither the SEC Reports, nor this Agreement, the Indenture, or any other document, certificate or written statement furnished to any Purchaser by or on behalf of the Company or any Subsidiary in connection herewith contained, nor did any statement made by officers of the Company or other representatives of the Company in connection with such transactions contain, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein and therein not misleading. Since the date of the Annual Report there has been no material change in the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole. The Company knows of no fact (other than matters of a general economic nature or matters generally affecting the businesses engaged in by the Company and its Subsidiaries) not disclosed either in the SEC Reports listed above or otherwise to Purchasers in writing that materially affects adversely or, so far as the Company can now foresee, will materially affect adversely the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Agreement, the Indenture and the Notes, or the ability of either of the Guarantors to perform its obligations under the Subsidiary Guaranty.

     C.   Incorporation, Good Standing and Ownership of Subsidiaries.  Exhibit
          -----------------------------------------------------------
2(C) is a complete and correct list of each of the Company's Subsidiaries, showing as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of securities of such Subsidiary owned by the Company and each other Subsidiary and whether such Subsidiary is a Material Subsidiary.

     All of the outstanding shares of each of the Subsidiaries shown in Exhibit 2 (C) as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien. No Subsidiary owns any shares of the Company.

     Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification, except where the failure to be so qualified individually and in the aggregate would not materially affect adversely the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole. Each Subsidiary has all requisite power and authority to own or hold under lease the property its purports to own or hold under lease and to transact the business it transacts and proposes to transact and to execute, deliver and perform any obligations undertaken hereunder or under the documents and instruments referred to herein.

     The Indenture and the Subsidiary Guaranty have been duly authorized by all necessary corporate action of the Guarantor, and the Indenture and the Subsidiary Guaranty constitute the valid obligations of the Guarantors, enforceable in accordance with their terms.

     D.   Financial Statements.  The Company has delivered to each Purchaser
          --------------------
copies of:

          (i) the consolidated balance sheets of the Company and its Subsidiaries as at December 31, 1993 and 1992 and the related consolidated statements of income, stockholders, equity and cash flows of the Company and its Subsidiaries for each of the fiscal years ended December 31, 1993 and 1992, all with reports thereon of the Company's independent public accountants; and

          (ii) the consolidated balance sheet of the Company and its Subsidiaries as at March 31, 1994 and the related consolidated statements of income, stockholders, equity and cash flows of the Company and its Subsidiaries for the three months then ended, all certified by the Treasurer of the Company subject to year-end and audit adjustments.

All such financial statements (including any related schedules or notes) present fairly the financial position of the Company and its Subsidiaries as at the respective dates of such consolidated balance sheets and the results of their operations for the fiscal periods ended on said dates, all in accordance with GAAP. Since the end of the most recent fiscal year as to which financial statements have been provided to Purchasers, there have been no changes in the assets, liabilities or financial position of the Company and its Subsidiaries from that set forth in said consolidated balance sheet as of said date, other than changes in the ordinary course of business which have not, either individually or in the aggregate, been materially adverse.

     E.   Compliance with Laws, Other Instruments, Etc.  The execution, delivery
          ---------------------------------------------
and performance by the Company of this Agreement, the Indenture or the Notes, and by the Guarantors of the Subsidiary Guaranty and the Indenture, will not (i) contravene, result in any material breach of, or constitute a material default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter or by-law, or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body known to the Company to be applicable to the Company or any Subsidiary or
(iii) violate any provision of any statute or any rule or regulation of any Governmental Body applicable to the Company or any Subsidiary.


     As used in this Agreement, the term "Governmental Body, includes any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and the term "Order, includes any order, writ, injunction, decree, judgment, award, determination, direction or demand.

     F.   Litigation; Observance of Statutes, Regulations and Orders.  There
          -----------------------------------------------------------
are no actions, suits or proceedings (including counterclaims) pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Body (except actions, suits or proceedings arising in the ordinary course of business and which (i) individually, except for a counterclaim in Big 0 Tires, Inc. vs.
Fresh Tire, Incorporated (Los Angeles) and Thurman v. Big 0 Tires, Inc. (Colorado; Civil Rights Agency), do not represent a potential uninsurable claim in excess of $25,000 or (ii) in the aggregate, if adversely determined, would not have a material adverse effect on the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole).

     Neither the Company nor any Subsidiary is in default under any Order of any court, arbitrator or Governmental Body known to the Company or is in violation of any statute or other rule or regulation of any Governmental Body, which default or violation might materially and adversely affect the financial condition, business or properties of the Company or the Company and its Subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Agreement, the Indenture and the Notes.

     G.   Taxes.  The Company and each Subsidiary have filed all tax returns in
          ------
all jurisdictions in which such returns are required to have been filed by them and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, in each case to the extent the same have become due and payable and before they have become delinquent (provided the tax returns for year-end December 31, 1993, are under extension and are to be filed not later than October 17, 1994), except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or such Subsidiary, as the case may be, has made provision in respect of such liability in accordance with GAAP. Neither the Company nor any Subsidiary knows of any proposed material tax assessment against the Company or any Subsidiary, and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company and its Subsidiaries. The federal income tax liabilities of the Company have been determined by the Internal Revenue Service and paid for all tax years up to and including the tax year ended December 31, 1990.


     H.  Title to Properties.  Each of the Company and its Subsidiaries has
         --------------------
good and marketable fee title to its respective real properties and good title to its other properties and good title to its other properties reflect in the consolidated balance sheet as at December 31, 1993 described in Section 2(D)(i) above or purported to have been acquired by the Company and any Subsidiary after said date (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind that would be prohibited by the Indenture.

     I.  Licenses, Permits, Etc. The Company and its Subsidiaries own or
         -----------------------
possess all licenses, permits, franchises and authorizations of, and filings with, Governmental Bodies and other Persons necessary or material to the ownership, operation and maintenance of the Facilities (collectively the "Operating Permits"), and all other licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, material to the conduct of their respective businesses as now conducted and as currently proposed to be conducted, in each case without known conflict with the rights of others, and there are no agreements providing for the expiration or termination of any of the same prior to the final maturity of the Notes; provided, however, the Company's franchise agreements with its franchises are limited in duration to ten years and such franchise agreements will expire before the maturity of the Notes.

     J.   Compliance with ERISA.  Neither the Company nor any Code Affiliate has
          ----------------------
incurred (1) any material ,accumulated funding deficiency" or "waived funding deficiency" within the meaning of Section 412 of the Code or Sections 302 and 303(c) of ERISA, or (2) any material liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any employee benefit plan established or maintained by it; nor has the Company or any Code Affiliate had any tax assessed against it by the United States Internal Revenue Service for any alleged violation under Section 406 of ERISA or 4975 of the Code. The current value of the benefit liabilities (as defined in Section 4001 (a) (16) of ERISA) of each Plan other than a Multiemployer Plan does not exceed the fair market value of the assets of such Plan as of the most recently ended plan year of each such Plan. Neither the Company nor an ERISA Affiliate has made a complete or partial withdrawal from a Multiemployer Plan which has resulted in a present or potential unsatisfied withdrawal liability obligation to such Plan which is not reflected in the Company's most recent financial statements. Neither the Company nor any of its Subsidiaries provides medical benefits to retirees other than as required by the Comprehensive Omnibus Budget Reconciliation Act of 1985, as amended. The transactions contemplated by this Agreement will not involve a prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Company or any holder of a Note to any tax or penalty on prohibited transactions imposed under said Section 4975 of the Code or by Section 502(i) of ERISA. The representation by the Company in the preceding sentence is made in reliance upon the representations of the Purchasers in Section 3.

     As used in this Agreement, the term "Code" means the Internal Revenue code of 1986, as amended from time to time; the term "Code Affiliate,, means each trade or business (whether or not incorporated) which together with the Company is treated as a "single employer" under subsection (b), (c), (m) or (o) of
Section 414 of the Code; the term "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time; the term "ERISA Affiliate,, means each trade or business (whether or not incorporated) which together with the Company would be deemed to a "single employer" within the meaning of Section 4001 of ERISA; the term "Multiemployer Plan" means "multiemployer plan" (as such term is defined in section 3(37) of ERISA and section 414(f) of the Code) to which contributions are or have been made by the Company or any of its Subsidiaries; and the term "Plan" means any employee pension benefit plan maintained or contributed to by the Company or an ERISA Affiliate.

     K.   Governmental Authorization with Respect to the Company.  No consent,
          -------------------------------------------------------
approval or authorization of, or registration, filing or declaration with, any Governmental.mental Body is required for the validity of the execution and delivery or for the performance by the Company of this Agreement, the Indenture or the Notes.

     L.   Offering of the Notes.  Neither the Company nor anyone acting on its
          ----------------------
behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than seventy other institutional investors. Neither the

Company nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Notes to Section 5 of the Securities Act of 1933, as amended.

     M.   Use of Proceeds: Margin Regulations.  The proceeds from the sale of
          ------------------------------------
the Notes will be used by the Company (i) to finance a portion of the costs associated with the consolidation of the Company's distribution operations, (ii) to retire outstanding indebtedness, and (iii) for general operations expenses. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the United States Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying on or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFT 224) or to involve any broker or dealer in a violation of Regulation T of said Board
(12 CFR 220). The assets of the Company do not include any margin stock, and the Company will not acquire any margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" Shall have the meanings assigned to them in the aforesaid Regulation G.

     N.   Investment Company Act and Holding Company Status.  Neither the
          ------------------------------------------------
Company nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     O.   Place of Business.  The chief executive office (as such term is used
          ------------------
in Article 9 of the Uniform Commercial Code) of the Company and the office where it keeps records of all contracts is located at 11755 East Peakview Avenue, Englewood, Colorado 80111. Such office for each of the respective Subsidiaries is set forth on Schedule 2C attached hereto.

     P.   No Defaults Under Existing Debt.  Neither the Company nor any
          --------------------------------
Subsidiary is in default (whether or not waived) in the performance or observance of any of the terms, covenants or conditions contained in any instrument evidencing any Debt and no event has occurred and is continuing which, with notice or the lapse of time or both, would become such a default.

     Q.   Environmental Matters. (i) The Company and its Subsidiaries have
          ----------------------
obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws necessary for the operation of their respective businesses. Each such permit, license and authorization is in good standing and the Company and its Subsidiaries are in substantial compliance with the respective terms and conditions thereof. The Company and any property owned or leased by the Company or any of its Subsidiaries is in substantial compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, Order or demand letter issued, entered, promulgated or approved thereunder.

          (ii) In addition to the foregoing:

               (1) no notice, notification, demand, request for information, citation, summons or order has been issued to, no complaint has been served on, and no penalty has been assessed against the Company or any property owned or leased by the Company or any of its Subsidiaries and no investigation or review is pending or, to the knowledge of the Company, threatened by any Governmental Body or other entity, with respect to any alleged failure by the Company or any property owned or leased by the Company or any of its Subsidiaries, to have any environmental, health or safety permit, license or other authorization required under any Environmental Law or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials or with respect to any violation or alleged violation of any Environmental Law; provided that with respect to property other than the property covered by the Indenture, such notice, service or assessment may have been effected but in such event even if determined adversely to the Company or a Subsidiary there would be no material adverse effect as a result thereof upon the financial condition of the Company or any Subsidiary;

     (2) the Company is not a treatment, storage or disposal facility requiring a permit under the United States Resource Conservation and Recovery Act, 42 U.S.C. Section 6291 et seq., as amended, or under any comparable state or local statute; and


          (a) no polychlorinated biphenyls (PCB) are present at any property owned or leased by the Company or any of its Subsidiaries;

          (b) no asbestos or asbestos-containing material is present at any property owned or leased by the Company or any of its Subsidiaries;

          (c) there are no underground storage tanks or surface impoundments for Hazardous Materials, active or abandoned, at any property owned or leased by the Company or any of its Subsidiaries; and

          (d) no Hazardous Materials have been Released at, on or under any property owned or leased by the Company or any of its Subsidiaries, except for Releases in the ordinary course of the Company's business which, either individually or when aggregated with other such Releases, could not have a material adverse effect on the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole.

     (3) the Company has not transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List under the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or on any similar state or local list or that is the subject of

Federal, state or local enforcement actions or other investigations that may lead to Environmental,mental Claims against the Company; the Company has informed the Purchasers, however, that in the early 1980's the Company transported tire casings to the Lowry Landfill, Denver, Colorado, the subject of an EPA cleanup order and a "Superfund" site, which tire casings the Company represents are not Hazardous Materials;

     (4) no Liens have been filed under or pursuant to any Environmental Laws on any property owned or leased by the Company or any of its Subsidiaries and no government actions have been taken or are pending that could subject any property owned or leased by the Company or any of its Subsidiaries to such Liens and the Company would not be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned or leased by the Company or any of its Subsidiaries in any deed to any property owned or leased by the Company or any of its Subsidiaries;

     (5) neither any property owned or leased by the Company or any of its Subsidiaries nor any portion thereof, is being used or has been used for the treatment, generation, transportation, processing, handling, production or for disposal of any Hazardous Materials or as a landfill or other waste disposal Bite other than in the normal and lawful course of the operation of any property owned or leased by the Company or any of its Subsidiaries; neither any property owned or leased by the Company or any of its Subsidiaries nor any portion thereof has been subject to investigation by any Governmental Body evaluating the need to investigate or undertake remedial action at any property owned or leased by the Company or any of its Subsidiaries; and neither any property owned or leased by the Company or any of its Subsidiaries nor any portion thereof is identified on the current or proposed National Priorities List under 40 CFR 300 Appendix B, Comprehensive Environmental Response Compensation and Liability Inventory System list, or any list arising from any statute analogous to CERCLA; and

     (6) there are no ongoing negotiations with or agreement with any Governmental Body relating to any remedial action or other Environmental Claim with respect to any property owned or leased by the Company or any of its Subsidiaries; and neither the Company nor any of its Subsidiaries has submitted notice pursuant to Section 103 of CERCLA or analogous statute or notice under any other applicable Environmental Law reporting a release of a Hazardous Material into the environment.

     R.  Validity of Lien.  As of the Closing Date (a) the Lien of and under the
         -----------------
Indenture will constitute a valid first mortgage lien on and first priority perfected security interest in the Mortgaged Property then existing, (b) all documents and instruments will have been recorded and filed for record in such manner and in such places as are required to establish and perfect such lien and security interest under the Indenture intended to be created thereby and thereunder, (c) no further action will be required to establish (other than the filing of continuation statements), maintain and preserve such lien and security interest and (d) all taxes and filing fees in connection with the execution, delivery or recordation of the Indenture and all other appropriate documents and instruments will have been paid.

     Section 3. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser severally represents to the Company as follows:

     A.   Purchase of Notes.  Such Purchaser is purchasing the Notes to be
          ------------------
purchased by it on the Closing Date for investment and not with a view to the distribution thereof, provided, however, that the disposition of such Purchaser's property shall at all times be within its control.

     B.   Source of Funds.  Either:
          ----------------

          (i) no part of the funds used by such Purchaser to purchase Notes hereunder will be from the assets of any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has an interest; or

          (ii) if any part of such purchase will be from the assets of any separate account maintained by such Purchaser in which any employee benefit plan has an interest,

              (1) on or prior to the Closing Date such Purchaser shall have disclosed to the Company the name of each employee benefit plan the assets of which are in such separate account, or

              (2) such separate account is a "pooled separate account" entitled to the exemption granted by the Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor, and on or prior to the Closing Date such Purchaser shall have disclosed to the Company the name of each employee benefit plan whose assets in such separate account exceed or are expected to exceed 10% of the total assets of such account as of the Closing Date.

For purposes of clause (2) above all employee benefit plan maintained by the Same employer or employee organization are deemed to be a single employee benefit plan. As used in this Section 3, the terms "separate account" and "employee benefit plan" Shall have the respective meanings assigned to them in ERISA.

     Section 4. CONDITIONS. The obligation of each Purchaser to purchase and pay for the Notes to be purchased by it hereunder shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

     A.   Documents.  The following documents shall have been duly executed and
          ----------
delivered and shall be in full force and effect:

         1.  the Indenture, substantially in the form as provided above;

         2. a Subsidiary Guaranty, substantially in the form of Exhibit B attached hereto (the "Subsidiary Guaranty") by Big O Development, Inc. and by Big O Tire of Idaho, Inc.;

         3. an Intercreditor Agreement between the Trustees and Barclays Business Credit, Inc.; and

         4. such other mortgage, security agreements, financing statements and other documents contemplated hereby or by the preceding documents.

     B.   Representations True, Etc.; Officer's Certificate.  All
          --------------------------------------------------
representations and warranties of the Company contained in Section 2 and elsewhere contained in this Agreement or the Indenture shall (except as affected by the transactions contemplated by this Agreement) be true on and as of the Closing Date with the same effect as though said representations and warranties had been made on and as of the Closing Date, except to the extent that Such representations and warranties relate solely to an earlier date (in which case such representations and warranties Shall be true as of such earlier date); no Default or Event of Default shall exist on the Closing Date; the Company shall not have consolidated with, merged into or sold, leased, transferred or otherwise disposed of its properties substantially as an entirety to, any person (whether or not the same would have been permitted by the Indenture); the Company shall have performed all agreements on its part to be performed hereunder and under the Indenture on or prior to the Closing Date; and such Purchaser shall have received a satisfactory certificate or certificates, signed by the President or the Chief Financial Officer of the Company, certifying to the effect specified in this Subsection.

     C.   Proceedings.  All other instruments relating to the issuance and sale
          ------------
of the Notes and all proceedings taken on and prior to the Closing Date in connection with the performance of this Agreement shall be satisfactory to such Purchaser; and such Purchaser shall have received copies of all such documents and/or other evidence as it or its special counsel may reasonably request in order to establish the consummation of such transactions and the taking of all corporate proceedings in connection therewith, in form and substance satisfactory to such Purchaser and said special counsel.

     D.   Title Insurance, Etc.  Such Purchaser shall have received policies of
          ---------------------
title insurance as shall be satisfactory to such Purchaser, in an aggregate face amount equal to at least $8,000,000 (less, prior to the inclusion of the Las Vegas Facility under the Indenture, the amount held in the Escrow established under Section 5.4 of the Indenture) and allocated among the respective Facilities in a manner satisfactory to such Purchaser, insuring the Trustees for the benefit of the Purchasers and all holders from time to time of the Notes the interest of the Trustees under the Indenture in the real estate portions of the Mortgaged Property described in the Indenture, and issued by the Title Companies, each in form and substance satisfactory to such Purchaser (including without limitation as to allocation of coverages among the Title Companies) and subject only to such exceptions as are acceptable to such Purchaser, and said title insurance policies shall affirmatively insure against such matters as such Purchaser shall reasonably request.

     E.   Insurance on Mortgaged Property.  Such Purchaser shall have received
          --------------------------------
evidence that the Company has obtained policies of insurance in such amounts, with such companies and against such risks as are required by the Indenture or hereunder, and in the case of earthquake and business interruption insurance an undertaking satisfactory to such Purchaser to obtain such insurance and provide satisfactory evidence thereof within 30 days after the Closing Date. At least three Business Days prior to the Closing Date such Purchaser shall have received
(i) a certificate signed by a senior officer of the Company responsible for insurance matters, setting forth such insurance and stating that such insurance is in full force and effect, that all premiums then due thereon have been paid and that, in the opinion of the officer executing such certificate, such insurance complies with the provisions of the Indenture and hereunder, and (ii) written confirmation, dated reasonably near the Closing Date, as to such insurance and such compliance with the provisions of the Indenture and hereunder.

     F.   Opinion of Counsel for the Company.  Such Purchaser shall have
          -----------------------------------
received from Hopper & Kanouff, counsel for the Company, the opinion dated the Closing Date, substantially in the form set forth in Exhibit C hereto. Such opinion shall also cover such other matters incident to the transactions contemplated hereby as the Purchasers may reasonably request.



     G.   Opinions of Special Counsel.  Such Purchaser shall have received
          ----------------------------
from (i) Lionel, Sawyer & Collins, Fitzgerald, Abbott & Beardsley, and Elam & Burke, who are acting as special Nevada, California and Idaho counsel, respectively, for the Company and the Guarantors in connection with this transaction, an opinion dated the

Closing Date, substantially in the form set forth in Exhibit D hereto. Each such opinion shall also cover such other matters incident to the transactions contemplated hereby as the Purchasers may reasonably request.

     H.   Environmental Compliance.  Such Purchaser and the Trustees shall have
          -------------------------
received Such evidence as to environmental matters relating to the Mortgaged Property as the Purchasers or the Trustees may reasonably request.

     I.   Legality.  On the Closing Date the Notes to be purchased by such
          ---------
Purchaser hereunder shall be a legal investment by such Purchaser under the laws of each jurisdiction to which it may be subject, and such Purchaser shall have received such certificates or other evidence as it may reasonably request demonstrating the legality of such purchase under such laws.

     J.   Private Placement Number.  The Notes shall have been assigned a
          -------------------------
Private Placement Number by Standard & Poors Corporation.

     K.   All Purchases of Notes Made.  On the Closing Date each other Purchaser
          ----------------------------
shall have made the purchase of Notes to be made by it as hereinabove provided.

     Section 5. INSPECTION OF PROPERTIES AND BOOKS; ETC. So long as any Purchaser shall be obligated to purchase, or such Purchaser or any other institutional investor shall hold, Notes, Such Purchaser or such other holder Shall have the right, upon reasonable notice to the Company and during normal business hours, to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine their books of account and records and make or be provided with copies and extracts therefrom, to discuss their affairs, finances and accounts with, and to be advised as to the same by, their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present), all at such reasonable times and to such reasonable extent as such Purchaser or such other holder may desire. The Company agrees to pay all out-of-pocket expenses incurred by each Purchaser and each such other holder in connection with such Purchaser's and such other holder's exercise of rights pursuant to this Section 5 at any time after a Default or an Event of Default has occurred.

     The Company will keep at its chief executive office a true copy of this Agreement and the Indenture, and cause the same to be available for inspection at said office during normal business hours by any holder of a Note or any prospective purchaser of a Note designated by a holder thereof.

     Section 6. FINANCIAL STATEMENTS AND INFORMATION. The Company will furnish to each Purchaser, so long as such Purchaser Shall be obligated to purchase or shall hold any of the Notes, and to the Indenture Trustee and each other institutional investor holder of a Note (in duplicate):

     A. as soon as practicable but in any event within five (5) days after filing the same with the SEC, (i) the Company's Annual Report on Form 10-K as filed with the SEC; and (ii) a written statement of the Company's certified public accountants preparing the Annual Report above stating that in making the examination necessary for such Annual Report they obtained no knowledge of any Default or Event of Default or, if such accountants Shall have obtained any such knowledge, Specifying the same and the nature and status thereof;

     B. as soon as practicable but in any event within five (5) days after filing the same with the SEC, the Company's Quarterly Report on Form 10-Q and a balance sheet of the Company as of the end of such quarter;

     C. concurrently with the Reports and financial statements furnished pursuant to Subsection A or B above, a certificate of a senior financial officer of the Company (i) demonstrating and confirming compliance with all of the covenants contained herein and in the Indenture, and (ii) stating that, based upon such examination or investigation and review of this Agreement and the Indenture as in the opinion of the Signer is necessary to enable the signer to express an informed opinion with respect thereto, no Default or Event of Default has occurred during such period or, if any Default or Event of Default shall have occurred, specifying all such Defaults and Events of Default, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto;

     D. as soon as available but in no event later than five Business Days after the distribution or filing thereof, copies of all financial information that the Company makes generally available to its security holders and copies of all regular and periodic reports and of all registration statements filed by the Company or any Subsidiary with the Securities and Exchange Commission or any stock exchange;

     E. promptly upon a Responsible Officer becoming aware of the existence of a Default or Event of Default, notice of a Responsible Officer specifying the nature and period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto;

     F. promptly upon the receipt and prompt analysis thereof by the Company (and in any event within five Business Days after such receipt), copies of any notice of any Governmental Body in respect of a matter or event that, in the good faith opinion of the Company, may have a material adverse effect on the financial condition, business, properties or prospects of the Company, in each case accompanied by a written statement of a Responsible Officer specifying what action the Company has taken, is taking or proposes to take with respect thereto;

     G. promptly upon receipt (and in any event within five Business Days after such receipt) copies of any notice of (i) any lapse or other termination of any license, permit, franchise or other authorization issued to the Company or any Subsidiary by any Governmental Body which lapse or termination may have a material and adverse effect on the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole or
(ii) any refusal by any Governmental Body to renew or extend any such license, permit, franchise or other authorization, which refusal may have a material and adverse effect on the financial condition, business or properties of the Company or the Company and its Subsidiaries taken as a whole, an Officer's Certificate specifying the nature of Such event, the period of existence thereof, and what action the Company is taking, has taken or proposes to take with respect thereto; and

     H. such other information relating to the performance of this Agreement and the Indenture and the business and affairs of the Company and its Subsidiaries as such Purchaser or other holder or the Indenture Trustee may from time to time reasonably request.

     Section 7. HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in the Indenture or the Notes, the Company agrees that so long as any Purchaser or any nominee designated by such Purchaser shall be the holder of any Note, the Company will punctually pay or advise the Indenture Trustee punctually to pay all amounts which become due and payable on such Note by wire transfer of immediately available funds to such Purchaser in the manner and at the address set forth in Schedule I, or in such other manner or at such other address as such Purchaser may designate to the Company and the Indenture Trustee in writing, without the surrender or presentation of such Note to the Indenture Trustee. Each Purchaser severally agrees that it will not sell, transfer, or otherwise dispose of any Note unless the amount of all payments of principal previously made thereon and the date to which interest thereon has been paid shall be noted thereon, or surrender the same in exchange for a Note or Notes aggregating the same principal I amount of the Note so surrendered. In furtherance of the foregoing, the Company agrees to file with the Indenture Trustee an executed counterpart or a conformed copy of this Agreement, pursuant to the Indenture. The Company shall enter into an agreement similar to that contained in this Section with any other institutional investor that is a holder of a Note (or nominee thereof) who shall have agreed to comply with the requirements of this Section.

     Section 8. LIABILITIES OF THE PURCHASERS. Neither this Agreement nor the Indenture or any other document relating hereto or thereto nor any disposition of any of the Notes shall be deemed to create any liability or obligation of any Purchaser or any other holder of any Note to enforce any provision hereof or thereof for the benefit or on behalf of any other person who may be the holder of any Note.

     Section 9. MISCELLANEOUS.

     A.   Expenses.  The Company agrees, whether or not the transactions hereby
          ---------
contemplated shall be consummated, to pay, or cause to be paid, all of the Purchasers' reasonable expenses incident to the transactions contemplated by this Agreement and in connection with any modification, waiver, amendment, alteration or enforcement of this Agreement, the Indenture, the Notes or any other document relating hereto or thereto, or any requested modification, waiver, amendment or alteration hereof or of any thereof (whether or not the same shall become effective), including without limitation (i) the reasonable fees, charges and disbursements of counsel to the Purchasers with relation to this Agreement and the transactions contemplated hereby, the furnishing of the opinions referred to herein and any other opinions which any Purchaser may request on questions incident to such transactions, (ii) the charges and expenses in connection with the furnishing of the surveys, the title insurance, the environmental compliance report, the appraisal and the Private Placement Number pursuant to Section 4, (iii) the fees and disbursements of the Trustees and their counsel in connection with such transactions, (iv) all document preparation, recording and other expenses, fees and taxes in connection with such transactions, (v) all reasonable fees and expenses incurred in connection with any investigation of any Default or Event of Default

(including investment banking and financial consultant fees), and (vi) any reasonable out-of-pocket expenses of the Purchasers in connection therewith. The obligations of the Company under this Subsection shall survive the payment of the Notes.

     In furtherance of the foregoing, on the Closing Date the Company will pay, or cause to be paid, in accordance with this Subsection, the fees and disbursements reflected in the statements of Purchasers' counsel delivered to the Company on or prior to the Closing Date. Thereafter the Company will pay, or cause to be paid, promptly upon receipt of supplemental statements therefor from time to time, reasonable additional fees, if any, and disbursements of such counsel in connection with the transactions hereby contemplated (including disbursements unposted as of the Closing Date).

     B.   Taxes.  The Company agrees to pay, or cause to be paid, and save, or
          ------
cause to be saved, the Purchasers and all other holders of any of the Note's harmless against any and all liabilities with respect to amounts payable as a result Of (i) any taxes (other than income taxes) which may be determined to be payable in connection with the execution and delivery of any of the Notes, this Agreement, the Indenture or any other document or any modification, amendment or alteration of the terms or provisions of any of said agreements, instruments or documents and (ii) any interest or penalties resulting from any non-payment or delays in the payment of such expenses, charges, disbursements, liabilities, taxes or levies. The obligations of the Company under this Subsection Shall Survive the payment of the Notes.

      C.  Indemnification.  The Company agrees, to the extent permitted by
          ----------------
applicable law, to defend, indemnify, exonerate and hold each Purchaser and each of such Purchaser's officers, directors, employees and agents (collectively the "indemnitees" and individually an "indemnitee") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively the "Indemnified Liabilities") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Notes, or the execution, delivery, performance or enforcement of this Agreement, the Indenture, or any instrument contemplated hereby by any of the Indemnitees, except as to any Indemnitee for any such Indemnified Liabilities arising on account of such Indemnitee Is gross negligence or willful misconduct; and if and to the extent the foregoing undertaking may be unenforceable for any reason, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Company under this Subsection shall survive the payment of the Notes.

     D.   Reliance on and Survival of Representations. All agreements,
          --------------------------------------------
representations and warranties of the Company herein and in any certificates or other instruments delivered pursuant to this Agreement and the Indenture shall
(i) be deemed to have been relied upon by each Purchaser, notwithstanding any investigation heretofore or hereafter made by any Purchaser or on any Purchaser's behalf, and (ii) survive the execution and delivery of this Agreement and the delivery of the Notes to the Purchasers, and shall continue in effect so long as any Note is outstanding and thereafter as provided in Subsections A, B and C above.

     E.   Successors and Assigns.  This Agreement shall bind and inure to the
          -----------------------
benefit of and be enforceable by the Company and its respective permitted successors and assigns hereunder, the Purchasers and the Purchasers, respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by all holders from time to time of the Notes.

     F.   Communications. All notices and other communications provided for in
          ---------------
this Agreement shall be in writing and shall be sent by confirmed facsimile transmission (with hard copy sent by first class mail) or delivered by hand or sent by a reputable overnight courier service prepaid (with confirmation of receipt)

         (i) if to the Company, at 11755 East Peakview Avenue, Englewood, Colorado 80111 Attention: Chief Financial Officer, with a copy thereof to the Company's General Counsel (at that same address), or at such other address as the Company may hereafter designate by notice to each Purchaser and to each other holder of a Note at the time outstanding,

         (ii) if to any Purchaser, at Such Purchaser's address as set forth in
Schedule I or at such other address as such Purchaser may hereafter designate by notice to the Company, or

         (iii) if to any other holder of a Note, at the address of such holder as it appears on the Register.

     Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly given if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the Register.

     G.   Governing Law.  This agreement shall be governed by and construed in
          --------------
accordance with the laws of the state of Colorado.

     H.   Severability.  If any term or provision of this Agreement or any
          -------------
application hereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

     I.   Headings.  The headings in this Agreement are for convenience of
          ---------
reference and shall not limit or otherwise affect any of the terms hereof.

     J.   Counterparts.  This Agreement may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the Same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered all as of the date first above written.



                          [SIGNATURE PAGES (2) FOLLOW]

BIG O TIRES, INC.                           BIG O DEVELOPMENT, INC.

By: /s/ John B. Adams                       By: /s/ John B. Adams
    -------------------------------             -------------------------
    Name: John B. Adams                         Name: John B. Adams
    Title: Executive Vice President             Title: Vice President



BIG O TIRE OF IDAHO, INC.

By: /s/ John B. Adams
    -------------------------------
    Name: John B. Adams
    Title: Vice President





                       [SIGNATURE PAGE TO NOTE PURCHASE
             AGREEMENT DATED APRIL 27, 1994 - BIG O TIRES, INC.]

USG ANNUITY & LIFE COMPANY                   REPUBLIC WESTERN INSURANCE COMPANY

By Equitable Investment Services,
   Inc., Agent

By: /s/ Robert H. Kunnen                      By: /s/ Bradley P. Newman
    ------------------------------                ------------------------------
    Name: Robert H. Kunnen                        Name: Bradley P. Newman
    Title: Managing Director                      Title: Treasurer




                       [SIGNATURE PAGE TO NOTE PURCHASE
             AGREEMENT DATED APRIL 27, 1994 - BIG O TIRES, INC.]

                                   SCHEDULE I

        This Schedule I shows the names and addresses of the Purchasers under the foregoing Note Purchase Agreement and the respective principal amounts of the Notes to be purchased by each.



Name and Address of Purchaser                          Principal Amount
-----------------------------                          ----------------
USG ANNUITY & LIFE COMPANY                             $5,000,000

(1)  All payments in respect of the
     Notes shall be made by wire transfer
     of federal or other immediately
     available funds to:

Bank of New York
     Acct. #8900084820
     Bank ABA #021000018
     Attn:  Securities Accounting
     Ref: Big O Tires, Inc., with
     sufficient information setting forth
     the full name, interest rate and
     maturity date of the Notes.

(2)  Address for all notices of payments:

           USG Annuity & Life Company
           c/o Equitable Investment Services,
             Inc.
           604 Locust St.
           Des Moines, Iowa 50309
           Attn:  Director, Settlements
           Telecopy: (515) 282-9538

(3)  Address for all other communications:

           USG Annuity & Life Company
           c/o Equitable Investment Services,
             Inc.
           604 Locust St.
           Des Moines, Iowa 50309
           Attn:  Director, Settlements
           Telecopy: (515) 282-9538

(4) Tax Identification No.: 73-0663836

REPUBLIC WESTERN INSURANCE COMPANY                     $3,000,000


(1)  All payments in respect of the Notes
     shall be made by wire transfer of
     federal or other immediately
     available funds to:



     Bank One Arizona, N.A./Trust A803
     Acct. #0686527
     Bank ABA #122100024
     Attn:  Securities Accounting
     Ref: Big 0 Tires, Inc. with
     sufficient information setting forth
     the full name, interest rate and
     maturity date of the Notes.


(2)  Address for all notices of payments:

           Republic Western Insurance Company
           2721 North Central Avenue
           Phoenix, Arizona 85004
           Attn:  Bradley P. Newman
           Facsimile: (602) 263-6587

(3)  Address for all other communications:

           Republic Western Insurance Company
           2721 North Central Avenue
           Phoenix, Arizona 85004
           Attn:  Bradley P. Newman
           Facsimile: (602) 263-6587

(4) Tax Identification No.: 86-0274508


                                 Exhibit 2(c)
                                 Subsidiaries
1.   O Advertising, Inc.
     a.  Incorporated in Colorado
     b.  Chief Executive Office:    11755 East Peakview Avenue
                                    Englewood, Colorado 80111

2.   Big O Tire of Idaho,

     a.  Incorporation in Idaho
     b . Chief Executive Office:   11755 East Peakview Avenue
                                   Englewood, Colorado 80111

3.   Big O Retail Enterprises, Inc.

     a.  Incorporated in Colorado
     b.  Chief Executive Office    11755 East Peakview Avenue
                                   Englewood, Colorado 80111

4.   Big O Development, Inc.

     a.  Incorporated in Colorado
     b.  Chief Executive Office    11755 East Peakview Avenue
                                   Englewood, Colorado 80111

5.   Big O Distributors, Inc.

     a.  Incorporated in California
     b.  Chief Executive Office    11755 East Peakview Avenue
                                   Englewood, Colorado 80111

                                  EXHIBIT A
                              Form of Indenture

Recorded at the rest of and                WE HEREBY CERTIFY THAT THIS IS A FULL
return when recorded to:                   TRUE AND CORRECT COPY OF THE ORIGINAL
                                           DOCUMENT AS THE SAME APPEARS IN THE
                                           OFFICE OF THE COUNTY RECORD OF
                                           SOLANO COUNTY, STATE OF CALIFORNIA
                                           RECORDED ON 4-29-94 @2:00 PM IN BOOK
                                           OF OFFICIAL RECORDS AT PAGE SERIAL
                                           NO 1994-00044387 CHICAGO TITLE
                                           INSURANCE COMPANY BY MARK TORDUCH

Nyemaster, Goode, McLaughlin,
Voigts, West, Hansell & O'Brien, P.C.
1900 Hub Tower
Des Moines, Iowa 50309
Attn:  Bradford L. Austin

------------------------------------------------------------------------------
                      INDENTURE, MORTGAGE, DEED OF TRUST,
         SECURITY AGREEMENT, AND FINANCING STATEMENT (FIXTURE FILING)

                                     from
                               BIG O TIRES, INC.
                           BIG O DEVELOPMENT, INC.,
                                      and
                           BIG O TIRE OF IDAHO, INC.
                                            as Grantors
                                      to
                        The Bank of Cherry Creek, N.A.
                                            as Indenture Trustee
                                      and
                                Douglas R. Dix
                                            as Individual Trustee

                            -----------------------

                          Dated as of April 27, 1994


------------------------------------------------------------------------------

THIS INSTRUMENT IS TO BE INDEXED IN THE OFFICES OF THE COUNTY RECORDERS IN THE COUNTIES OF SOLANO, CALIFORNIA, ADA, IDAHO, AND (SUBJECT TO SECTION 4.6 HEREIN) CLARK, NEVADA AS A MORTGAGE OR DEED OF TRUST AND A FIXTURE FILING.



Recorded at the request of and return when recorded to: Nyemaster, Goode, McLaughlin, Voigts, West, Hansell & O'Brien, P.C., 1900 Hub Tower, Des Moines, Iowa, Attention: Bradford L. Austin

                      TABLE OF CONTENTS
                      -----------------
                                                          Page
PRELIMINARY STATEMENT...................................... 1

GRANTING CLAUSES     ...................................... 2

ARTICLE 1 DEFINITIONS...................................... 4
    Section 1.1      Certain Definitions................... 4
    Section 1.2      Accounting Terms...................... 15


ARTICLE 2 THE NOTES ....................................... 16
    Section 2.1.     Issuance and Form of Notes............ 16
    Section 2.2.     Payment of Notes; Home Office
                       Payment............................. 16
    Section 2.3.     The Register.......................... 17
    Section 2.4.     Registered Owners..................... 17
    Section 2.5.     Transfer and Exchange or Notes........ 17
    Section 2.6.     New Notes............................. 18
    Section 2.7.     Cancellation of Notes................. 19

ARTICLE 3 PARTICULAR COVENANTS............................. 19
    Section 3.1.     Title to Mortgaged Property........... 19
    Section 3.2.     Further Assurances.................... 19
    Section 3.3.     Recording............................. 19
    Section 3.4.     Payment of Notes and Other
                       Obligations......................... 20
    Section 3.5.     Maintenance of Mortgaged Property..... 20
    Section 3.6.     Payment of Taxes, Liens............... 20
    Section 3.7.     Leases................................ 22
    Section 3.8.     Insurance of Mortgaged Property....... 22
    Section 3.9.     Existence; Governmental
                       Requirements, etc................... 24
    Section 3.10.    Continuing Priority................... 25
    Section 3.11.    After-acquired Property............... 26
    Section 3.12.    Sale, Demolition of Mortgaged
                       Property............................ 26
    Section 3.13.    Performance by Trustees............... 26
    Section 3.14.    Subrogation; Purchase Money Liens..... 27
    Section 3.15.    Compensation of Trustees.............. 27
    Section 3.16.    Maintenance of Character of Business.. 27
    Section 3.17.    Condemnation.......................... 28
    Section 3.18.    Environmental Protection.............. 28
    Section 3.19.    Keep Books, Reserves; Payment of
                       Taxes; Compliance with Laws;
                       Corporate Existence; Maintenance
                       of Properties; Insurance............ 30
    Section 3.20.    Transactions with Affiliates.......... 31
    Section 3.21.    Limitations on current Indebtedness... 31
    Section 3.22.    Limitations on Funded Debt............ 32
    Section 3.23.    Maintenance of Net Worth.............. 32
    Section 3.24.    Dividends............................. 32

    Section 3.25.    Restrictions on Merger and Sale
                       of Assets........................... 33
    Section 3.26.    Limitations on Liens.................. 34
    Section 3.27.    Restricted Investments................ 35

ARTICLE 4 POSSESSION, USE AND RELEASE OF
                      MORTGAGED PROPERTY................... 35
    Section 4.1.     Possession and Use of Mortgaged
                       Property............................ 35
    Section 4.2.     Dispositions of Equipment............. 35
    Section 4.3.     Confirmatory Instruments.............. 36
    Section 4.4.     Purchaser Protected................... 36
    Section 4.5.     Lien on Remaining Mortgaged
                       Property............................ 36
    Section 4.6.     Release of Vacaville and Recording
                       of Indenture........................ 36

ARTICLE 5 APPLICATION OF MONEYS............................ 38
    Section 5.1.     Proceeds of Insurance and
                       Condemnation Awards; Restoration.... 38
    Section 5.2.     Moneys Held as Mortgaged Property..... 39
    Section 5.3.     Proceeds During Default............... 39
    Section 5.4.     Escrow................................ 39


ARTICLE 6 REPAYMENT OF NOTES............................... 40
    Section 6.1.     Mandatory Prepayments of Notes........ 40
    Section 6.2.     Optional Prepayment of Notes.......... 40
    Section 6.3.     Notice of Prepayment; Markewhole
                       Computations........................ 40
    Section 6.4.     Allocation of Partial Prepayments..... 41
    Section 6.5.     Surrender of Notes; Notation
                       Thereon............................. 41
    Section 6.6.     Purchase of Notes..................... 41

ARTICLE 7 DEFAULT AND REMEDIES............................. 42
    Section 7.1.     Events of Default..................... 42
    Section 7.2.     Sale of Mortgaged Property;
                       Application of Proceeds............. 47
    Section 7.3.     Purchase by the Trustees.............. 48
    Section 7.4.     Receivers............................. 49
    Section 7.5.     Suits by the Trustees................. 49
    Section 7.6.     Waiver of Remedies.................... 49
    Section 7.7.     Remedies Cumulative................... 50
    Section 7.8.     Waiver of Rights...................... 50
    Section 7.9.     Retention of Possession............... 51
    Section 7.10.    Direction of Remedies................. 51
    Section 7.11.    Suit by Registered Owners............. 51
    Section 7.12.    Waiver of Certain Rights with
                       Respect to Sale of the Security..... 52

ARTICLE 8 THE TRUSTEES..................................... 54
    Section 8.1.     Rights and Obligations of Trustees.... 54
    Section 8.2.     The Individual Trustee................ 58
    Section 8.3.     Resignation of Indenture Trustee...... 58

    Section 8.4.     Successor Indenture Trustee........... 59
    Section 8.5.     Resignation and Removal of
                       Individual Trustee.................. 60
    Section 8.6.     Separate and Co-Trustees.............. 61
    Section 8.7.     Liability of Trustees................. 62
    Section 8.8.     Segregation of Moneys................. 62
    Section 8.9.     Illegal Acts.......................... 62


ARTICLE 9 SUPPLEMENTAL INDENTURES; WAIVERS................. 63
    Section 9.1.     General............................... 63
    Section 9.2.     Without Consent of Beneficiaries...... 63
    Section 9.3.     Consent of All Beneficiaries.......... 63
    Section 9.4.     Consent of Less Than All
                       Beneficiaries....................... 64
    Section 9.5.     Exchange; Legend or Notation;
                       Effect.............................. 64
    Section 9.6.     Consents in Writing................... 65
    Section 9.7.     Delivery of Supplements............... 65

ARTICLE 10 GENERAL......................................... 65
    Section 10.1.    Costs and Expenses.................... 65
    Section 10.2.    Operative Documents................... 65
    Section 10.3.    Security Agreement; Fixture Filing.... 65
    Section 10.4.    Reconveyance.......................... 66
    Section 10.5.    Notices............................... 66
    Section 10.6.    Successors; Gender.................... 67
    Section 10.7.    Care by the Beneficiaries or the
                       Trustees............................ 67
    Section 10.8.    No Obligation on the Beneficiaries
                       or the Trustees..................... 67
    Section 10.9.    No Waiver; Writing.................... 67
    Section 10.10.   GOVERNING LAW; SEVERABILITY........... 68
    Section 10.11.   Waiver................................ 68
    Section 10.12.   No Merger............................. 69
    Section 10.13.   Beneficiaries or Trustees Not
                       Joint Venturers or Partners......... 69
    Section 10.14.   No Third Party Benefits............... 69
    Section 10.15.   Counterparts.......................... 69
    Section 10.16.   Table of Contents; Headings........... 69
    Section 10.17.   No Impairment......................... 69
    Section 10.18.   Maximum Interest Payable.............. 70


SCHEDULE A-1 - A-3 - Description of the Sites (Vacaville,
    Bosie, Las Vegas, respectively)

SCHEDULE B-1 - B-3 - Certain Permitted Liens (Vacaville,
    Bosie, Las Vegas, respectively)

SCHEDULE C - Form of Note

                       INDENTURE, MORTGAGE, DEED OF TRUST
                       ----------------------------------

         SECURITY AGREEMENT, AND FINANCING STATEMENT (FIXTURE FILING)
         ------------------------------------------------------------


     THIS INDENTURE, MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, AND FINANCING STATEMENT (FIXTURE FILING) (the "Indenture") is made as of April 27, 1994 by and from each of Big O Tires, Inc., a Nevada corporation (the "Company"), having an address at 11755 East Peakview Avenue, Englewood, Colorado 80111, Taxpayer Identification Number 87-0392481, Big O Development, Inc., a Colorado corporation ("BOD"), having an address at 11755 East Peakview Avenue, Englewood, Colorado 80111, Taxpayer Identification Number 84-1105178, and Big O Tire of Idaho, Inc. ("Big O Idaho"), a Idaho corporation, having an address at 11755 East Peakview Avenue, Englewood, Colorado 80111, Taxpayer Identification Number 82-0293051, each as mortgagor, grantor and trustor, to The Bank of Cherry Creek, N.A., a national banking association (the "Indenture Trustee"), and Douglas R. Dix (the "Individual Trustee"), each of such Trustees having an address at 3033 East First Avenue, Denver, Colorado 80206, Attention: Corporate Trust Department, as trustees, mortgagees, and secured parties, for the benefit of the Purchasers referred to below and all subsequent holders from time to time of the Notes described below, as beneficiaries.

                             PRELIMINARY STATEMENT
                             ---------------------

     The defined terms used but not otherwise defined herein have the meanings set forth in Article 1.
             ---------

     The Company and BOD are the owners, subject to certain permitted exceptions described in Schedules B-1 through B-3 hereto, of the Sites described in
             -------------         ---
Schedules A-1 through A-3 hereto, and the Improvements located thereon, and the
-------------         ---
Appurtenances and Equipment with respect to such Sites (the Sites, the Improvements, the Appurtenances and the Equipment are sometimes collectively called the "Facilities"). The specific party who is the record owner of each respective Site is designated on the appropriate Schedule. In order to refinance bank debt and finance certain business operations, the Company is entering into the Note Purchase Agreement with the Purchasers pursuant to which the Company will issue to the Purchasers its Notes in an aggregate principal amount of $8,000,000. BOD and Big O Idaho (together, the "Guarantors") are each entering into a guaranty of the obligations of the Company under the Notes for the benefit of the Trustees and the Registered Owners. The Company and the Guarantors are executing and delivering this Indenture for the purpose of Granting their respective interest in the Mortgaged Property as security for the payment of the Notes, the interest and premium, if any, due thereon and all other Obligations, including without limitation amounts payable hereunder or under the Note Purchase Agreement to the Purchasers. The Mortgaged Property shall be and remain subject to the lien of this Indenture and shall constitute security for the Obligations so long as the Notes shall remain outstanding and any Obligations remain unpaid.

     The Company is duly authorized to issue the Notes. The Company and the Guarantors are duly authorized to execute and deliver this Indenture, and all actions required by law and all actions of the Company required therefor have been duly taken. In order to induce the Purchasers to purchase Notes and as a condition of the Purchasers, agreement to purchase Notes, the Company and the Guarantors have agreed to execute, acknowledge and deliver this Indenture. The Company and the Guarantors are sometimes collectively referred to in this Indenture as the "Grantors".

                               GRANTING CLAUSES
                               ----------------

     NOW, THEREFORE, THIS INDENTURE WITNESSETH: that the Company and the Guarantors, in consideration of the premises, and in order to secure the payment of the Obligations, including without limitation principal, interest and premium, if any, and other sums payable on the Notes, and to secure the performance of the covenants and agreements contained in the Note Purchase Agreement, the Notes and this Indenture, and to declare the terms and conditions upon and subject to which the Notes are to be issued and delivered, has executed and delivered this Indenture.



     The Company and the Guarantors have irrevocably Granted, and by these presents each of them does hereby irrevocably Grant, with power of sale and right of entry and possession, unto Trustees and their successors and assigns forever, all of the Company's and Guarantors I respective right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Property described in the following Granting Clauses, subject only to those certain permitted exceptions described in Schedules B-1 through B-3:
                                          --------------        ---

                             Granting Clause First
                             ---------------------

     The two separate land parcels respectively described in Schedules A-1 and
                                                             -------------
A-2, and, concurrently with the exchange described in Section 4.6, the land
----                                                  ------------
parcel described in Schedule A-3 (said land parcels are individually called a
                    ------------
"Site") and collectively called the "Sites"), together with (a) all of the Improvements and the Appurtenances, (b) all claims or demands of the Grantors, in law or in equity, in possession or expectancy of, in and to the Facilities,
(c) any insurance or condemnation proceeds to which the Grantors may be entitled with respect to the Facilities, and (d) all rents, income, revenues, issues, awards, proceeds and profits from and in respect of the property described in this Granting Clause First; it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described which is now owned or held or is hereafter acquired by the Grantors and is affixed, attached and annexed to the Sites or the Improvements shall be and remain or become and constitute a portion of the Mortgaged Property and the security covered by and subject to the lien hereof.

                            Granting Clause Second
                            ----------------------

     All leases, subleases, licenses, concessions or other agreements, written or verbal, now or hereafter in effect (collectively the "Leases"), which grant a possessory right in and to, or the right to use, the Mortgaged Property or any part thereof, and any and all guarantees of the lessees' performance under the Leases, together with all rents, issues, awards, royalties, revenues, income, deposits, proceeds, earnings, profits (including those derived from business operations) and other benefits paid or payable pursuant to the Leases or in connection with the Mortgaged Property or any part thereof (the "Rents"), and the Grantors are hereby given the license to collect and retain the Rents prior to an Event of Default; it being the Grantors' intention to establish an absolute transfer and assignment of the Leases and Rents, which shall be deemed vested in the Trustees as of the date hereof.

                             Granting Clause Third
                             ---------------------

     The Equipment and all Proceeds thereof.

                            Granting Clause Fourth
                            ----------------------

     Any and all Material Contracts (subject to the Intercreditor Agreement), any and all moneys, any and all accounts containing such moneys, and other property which may from time to time become subject to the lien hereof or which may come into the possession or be subject to the control of Trustees pursuant to this Indenture or any other instrument related to the Mortgaged Property, including without limitation insurance proceeds and all awards which may at any time be made to the Company for the taking by eminent domain of the whole or any part of the Mortgaged Property, or any easement therein and other property, if any, delivered to the Trustees by or on behalf of the Company; it being the intention of the Company and it being hereby agreed that all Mortgaged Property hereafter acquired by the Company, required to be subjected to the lien of this Indenture or intended so to be shall forthwith upon the acquisition thereof by the Company be subject to the lien of this Indenture as if such property were now owned by the Company and were specifically described in this Indenture and Granted hereby or pursuant hereto.

     TO HAVE AND TO HOLD all and singular the Mortgaged Property, whether now owned or hereafter acquired, unto the Trustees and their respective successors and assigns forever;

     IN TRUST, NEVERTHELESS, WITH POWER OF SALE AND RIGHT OF ENTRY, upon the terms and conditions herein set forth for the equal and ratable benefit and security of the Notes, without preference, priority or distinction of any Note over any other Note, if any, by reason of difference in time of issuance, sale or otherwise, and for the enforcement of the payment of the principal, premium, if any, and interest on the Notes in accordance with their respective terms, and all other Obligations, including without limitation the other sums payable hereunder or under the Notes or the Note Purchase Agreement, and the performance and observance of the provisions of the Notes, the Note Purchase Agreement and this Indenture, all as herein set forth.

     PROVIDED ALWAYS, that if the Company or its successors shall pay or cause to be paid in full the Obligations, including without limitation the principal of and interest and premium, if any, on the Notes according to their respective terms and all other sums becoming due and payable hereunder, and the Company shall abide by and comply with each and every covenant and condition set forth herein or in the Notes, then this Indenture and the lien hereof shall cease, terminate and become void, or at the option of the Company be assigned to the Company, and the Trustees, if requested by the Company or required by law, Shall execute and deliver to the party entitled thereto an instrument in form for recording discharging, releasing, reconveying or so assigning this Indenture.

     IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Notes are to be issued and secured, and that the Mortgaged Property is to be held and disposed of by the Trustees pursuant and subject to the provisions of this Indenture.

                                   ARTICLE 1

                                  DEFINITIONS


     Section 1.1   Certain Definitions.   As used in this Indenture, the
                   --------------------
following terms shall have the following meanings:

     "Act" shall mean the Securities Act of 1933, as amended.
     -----

     "Affiliate" shall mean with respect to any Person, any other Person (i)
     -----------
directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of the Voting Stock of such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

     "Appurtenances," shall mean and include all and singular the tenements,
     --------------
rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in any way appertaining to any of the Sites or the Improvements (including, without limitation, all rights relating to storm and sanitary Sewer, water, gas, electric, railway and telephone Services); all development rights, air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to any of the Sites; all estate, claim, demand, right, title or interest of the Grantors in and to any street, road, highway or alley (vacated or otherwise) adjoining any of the Sites or any part thereof; all strips and gores belonging, adjacent or pertaining to any of the Sites; and any after-acquired title to any of the foregoing.

     "Beneficiaries" shall mean the Purchasers and the holders from time to
     ---------------
 time of Any of the Notes.

     "BOD" shall mean Big O Development, Inc., a Colorado corporation, and its
     -----
permitted successors and assigns as owner of the Boise Facility and of the Las Vegas Facility.

     "Big O Idaho" shall mean Big O Tire of Idaho, Inc., a Idaho corporation,
     -------------
and its Permitted successors and assigns.

     "Boise Facility" shall mean the Site described in Schedule A-2 and the
     ----------------                                  ------------
related Improvements and Appurtenances.

     "Business Day" shall mean any day other than a Saturday or Sunday or other
     --------------
national holiday.

     "Capitalized Lease Obligation" shall mean any rental obligation which
     ------------------------------
under GAAP is or will be required to be capitalized on a balance sheet of the Company or any Subsidiary, or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet, in each case taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with GAAP.

     "Closing Date" shall mean April 29, 1994.
     --------------

     "Collateral" shall mean, collectively, the Equipment and all Proceeds
     ------------
thereof.

     "Company" shall mean Big O Tires, Inc., a Nevada corporation, and its
     ---------
permitted Successors and assigns as owner of the Vacaville Facility, and shall include all Persons claiming under or through it and all Persons liable for the payment or performance by it of any of the Obligations, whether or not such Persons shall have executed the Notes or this Indenture.

     "Corporate Trust Office" shall mean the corporate trust office of the
     ------------------------
Indenture Trustee, which at the date hereof is located at 3033 East First Avenue, Denver, Colorado 80206, Attention:Corporate Trust Department.

      "Consolidated" shall mean, when used in combination with any other
      --------------
capitalized term, such term with the respect to the Company and its Subsidiaries determined on a consolidated basis.

     "Consolidated Total Capitalization" shall mean Consolidated Net Worth plus
     -----------------------------------
Debt of the Company and its Subsidiaries taken on a consolidated basis.

      "Current Indebtedness" shall mean any Debt which is properly classified
      ----------------------
as a current liability in accordance with GAAP.

     "Debt" of any Person shall mean all obligations other than trade payables,
     ------
accrued expenses, warranty reserve, deferred taxes and income taxes incurred in the ordinary course of business which would in accordance with GAAP be classified as debt and in any event will include Capitalized Lease Obligations and Guarantees. In any case undrawn letters of credit shall be excluded from this definition of Debt.

     "Default" shall mean an event which, with the giving of notice or lapse of
     ---------
time, or both, would constitute an Event of Default.

     "EBITDA" shall mean for any period Consolidated Net Income, adjusted by
     --------
adding back (i) current and deferred income taxes, (ii) the amount of all amortization of intangibles and depreciation that were deducted in arriving at Net Income (iii) Fixed Charges (excluding dividends payable on any preferred stock of the Company) (iv) one-time charges incurred in 1993 related to the Company's withdrawn equity offering, reserves for warehouse consolidations costs, and cumulative effective of changes in accounting principles, and (v) one-time charges to be incurred in 1994 with respect to prepayment penalties in connection with the refinancing of the Boise Facility.

     "Environmental Claims" shall mean, with respect to any Person, any written
     ----------------------
notice, claim, demand or other written communication (collectively, a "Claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Materials at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Governmental Body for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Laws" shall mean any and all present and future Federal,
     --------------------
state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including without limitation ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

     "Equipment" shall mean all machinery, apparatus, equipment, goods (other
     -----------
than inventory), systems, building materials, carpeting, furnishings, fixtures and property of similar kind and nature, now or hereafter located in or upon or affixed to the Sites or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Sites or Improvements, now owned or hereafter acquired by Grantors.

      "Escrow" shall mean the escrow fund and account established pursuant to
      --------
Section 5.4 of this Indenture.

     "Event of Default" shall have the meaning set forth in Section 7.1.
     ------------------                                     -----------

     "Facility" shall mean, collectively with respect to a particular Site, the
     ----------
Site and the Appurtenances, Improvements and Equipment with respect to such Site; and "Facilities" shall mean, collectively, all of the Facilities then purported to be subjected to the lien of this Indenture.

     "Fixed Charges" shall mean for a period the total consolidated (i) interest
     ---------------
expense (including interest expense associated with Capitalized Lease Obligations) both paid and accrued, (ii) Rental Expense and (iii) dividends payable on preferred stock of the Company and its Subsidiaries for such period.

     "Fixed Charges Coverage Ratio" shall mean the ratio the numerator of which
     ------------------------------
is EBITDA and the denominator of which is Fixed Charges.

     "Funded Debt" shall mean any Debt other than Debt which is properly
     -------------
classified as Current Indebtedness.

     "GAAP" shall mean generally accepted accounting principles from time to
     ------
time in the United States.

     "Governmental Body" shall mean any federal, state, municipal or other
     -------------------
governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     "Grant" shall mean grant, convey, assign, create a security interest in,
     -------
bargain, sell, pledge, give, transfer, mortgage and set over.

     "Guarantee" shall mean all debt guaranteed, directly or indirectly, or
     -----------
transactions which are substantially equivalent to, or have similar economic effect of, a guarantee such as any agreement to (a) purchase debt on property or
(b) support or maintain a balance sheet condition.

     "Guarantors" shall mean BOD and Big O Idaho, jointly and severally.
     ------------

     "Hazardous Material" shall mean, collectively, (i) any petroleum or
     --------------------
petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCBS), (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous Substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "special wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law, and (iii) any other chemical or other material or substance or waste, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

     "Improvements" shall mean and include all buildings, structures, fixtures
     --------------
and other improvements and property of every kind and character now or hereafter erected on or -affixed or attached to any of the Sites, together with all building, storage tanks or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter owned by the Company and affixed to or attached to any of the Sites.

     "Indenture Trustee" shall mean The Bank of Cherry Creek, N.A., a national
     -------------------
banking association, and its successors and permitted assigns as indenture trustee under this Indenture.

     "Individual Trustee" shall mean Douglas R. Dix and his successors and
     --------------------
permitted assigns as individual trustee under this Indenture.

     "Intercreditor Agreement" shall mean the Consent, Acknowledgement and
     -------------------------
Access Agreement dated this same date between the Trustees and Barclays Business Credit, Inc. ("Barclays").

     "Investment" shall mean any direct or indirect purchase or other
     ------------
acquisition of stock or other securities of or any partnership interest in any other Person, any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by such Person to any other Person, including all Debt and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business, and any direct or indirect purchase or acquisition by such Person of any assets other than assets used in the ordinary course of business.

     "Las Vegas Facility" shall mean the Site described in Schedule A-3 and the
     --------------------                                  ------------
related Facility.

     "Lien" shall mean any mortgage, deed of trust, security interest, pledge,
     ------
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

     "Lien (or 'lien') of this Indenture" and terms of like import shall mean
     ------------------------------------
the Lien granted to the Trustees hereby (including the after-acquired property clauses hereof) or subsequently granted hereunder or pursuant hereto to the Trustees.

     "Makewhole Premium Amount" means, in connection with any prepayment of a
     --------------------------
Note, in whole or in part, the amount (but not less than zero) equal to the excess, if any, of

     (a) the sum of the Present Values (as hereinafter defined) of (1) the principal amount of such Note or portion thereof being prepaid (assuming the mandatory prepayments pursuant to Section 6.1 are paid when due) and (2) the
                                     -----------
   amount
   of interest which would have been payable on each interest payment date on the amount of such principal being prepaid (assuming the mandatory prepayments pursuant to Section 6.1 and interest payments are paid when
                           -----------
   due), over
         ----

     (b) the principal amount of such Note being prepaid.

For purposes of this definition, "Present Value" shall be determined in accordance with generally accepted financial practice by discounting (on a Semiannual basis for interest and principal) to the date of such prepayment at a discount rate per annum equal to the sum of the applicable Treasury Yield plus 0.50%; and the "Treasury Yield" for such purpose shall be determined as of the date of such prepayment by reference to the yields of those actively traded "On The Run" United States Treasury securities having a maturity equal to the then-remaining weighted average life to maturity of such Note, provided that if such weighted average life to maturity is not equal to the maturity of an actively traded "On The Run" United States Treasury security, such yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the yields of actively traded "On The Run" Treasury securities having a maturity closest to such weighted average life to maturity, using the latest one-week moving average ending on the date of prepayment for the closest term to maturity prior to and the closest term to maturity after such weighted average life For purposes hereof, "On The Run" United States Treasury securities refers to those United States Treasury securities which are most recently auctioned.

     "Material Contracts" shall mean all contracts, instruments, licenses,
     --------------------
permits and other agreements which either individually or in the aggregate are material to the conduct of the operation of any Facility.

     "Moody's" shall mean Moody's Investors Service, Inc.
     ---------

     "Mortgaged Property" shall mean and include all property subjected or
     --------------------
intended to be subjected to the lien of this Indenture.

     "Net Income" shall mean net income (or net loss), determined in accordance
     ------------
with GAAP, but excluding:

     (a)  proceeds of insurance policies;

     (b)  net after tax gains arising from (i) from any write-up of assets or
          (ii) the acquisition of debt securities for a cost less than principal and accrued interest;

     (c) net after tax gains arising from (i) the sale or other disposition of capital assets or (ii) extraordinary items or transactions of a non-recurring or non-operating and material nature (including net operating loss carry forward credits) or relating to the discontinuance of operations;

     (d) net income, prior to the date of acquisition, of any other Person acquired in any manner;

     (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition in any manner of any other Person.

     "Net Worth" shall mean with respect to any Person the net worth of such
     -----------
Person determined in accordance with GAAP.

     "New Note" shall have the meaning set forth in Section 2.6.
     ----------                                     -----------

     "Note Purchase Agreement" shall mean the Note Purchase Agreement dated as
     -------------------------
of this same date between the Company and the Purchasers, relating to the Notes.

     "Note Rate" shall mean Eight and seventy-one hundredths percent (8.71%)
     -----------
per annum.

     "Notes" shall mean the Company's 8.71% Senior Secured Notes due 2004 in the
     -------
aggregate original principal amount of $8,000,000, substantially in the form of Schedule C hereto, together with any notes executed in exchange or substitution
----------
for any thereof pursuant to Section 2.5.
                            -----------

     "Obligations" shall mean and include all of the following: (a) the
     -------------
principal of, and interest and premium, if any, on, the Notes; (b) all indebtedness of any kind arising under, and all amounts of any kind which at any time become due or owing by the Company to the Trustees or the Beneficiaries under or with respect to this Indenture, the Note Purchase Agreement or the Notes; (c) all of the covenants, obligations and agreements of the Company (and the truth of all representations and warranties of the Company) to or for the benefit of the Trustees or the Beneficiaries in, under or pursuant to this Indenture, the Note Purchase Agreement and the Notes; (d) all advances, costs or expenses paid or incurred by the Trustees or the Beneficiaries to protect any or all of the Mortgaged Property and other collateral under this Indenture, the Note Purchase Agreement or the Notes, to perform any obligation of the Company hereunder and any obligation of the Company under the Note Purchase Agreement or the Notes, or to collect any amount owing by the Company to the Trustees or the Beneficiaries which is secured hereby; (e) any and all other obligations of the Company to the Trustees or the Beneficiaries, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due, arising out of or in connection with this Indenture, the Note Purchase Agreement or the Notes; (f) interest on all of the foregoing to the extent provided in this Indenture, the Note Purchase Agreement or the Notes; and (g) all costs of enforcement and collection of this Indenture, the Note Purchase Agreement, the Notes and the Obligations.

     "Old Note" has the meaning set forth in Section 2.6.
     ----------                              -----------

     "Opinion of Counsel" shall mean an opinion of any attorney or firm of
     --------------------
attorneys reasonably acceptable to the Trustees, who may be counsel for the Company or a Registered Owner; but who may not be a full-time employee or affiliate of the Company.

     "Operating Permits" has the meaning set forth in Section 2(I) of the Note
     ------------------
Purchase Agreement.

     "Operative Documents" shall mean the Note Purchase Agreement, this
     ---------------------
 Indenture and the Notes.

     "Order" shall mean any order, writ, injunction, decree, judgment, award,
     -------
determination, direction or demand.

     "Outstanding" shall mean, with reference to Notes, as of any particular
     -------------
time, all Notes theretofore issued pursuant to this Indenture, except (a) Notes theretofore cancelled by the Indenture Trustee or surrendered to the Indenture Trustee for cancellation; (b) Notes theretofore paid in full or Notes required to be prepaid in full within 30 days thereafter, provided that, in the case of Notes so to be prepaid, cash sufficient for such prepayment thereof shall theretofore have been deposited with, or shall then be held by, the Indenture Trustee in accordance with the provisions of this Indenture; (c) Notes in exchange or substitution for which other Notes shall theretofore have been issued pursuant to Section 2.6; and (d) for purposes of determining whether the
                   -----------
Registered Owners of the requisite principal amount of Notes outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes registered in the name of the Company or any nominee, Affiliate or agent of any thereof, or any successors in interest to its interests in the Facilities.

     "Overdue Rate" shall mean a rate per annum equal to the lesser of (a) the
     --------------
Note Rate plus 4% per annum, and (b) the maximum non-usurious rate from time to time permitted by applicable law to be contracted for, or charged to, or received from the Person involved.

     "Permitted Liens" with respect to any Facility shall mean:
     -----------------

     (a) easements, rights-of-way, servitudes, other similar reservations, rights and restrictions and other minor defects and irregularities affecting title to such Facility, none of which individually or in the aggregate materially lessens the value of such Facility or materially impairs the use thereof for the purpose held by the Company;

     (b) the right reserved to or vested in any municipality or public authority by the terms of any right, power, franchise, grant, license, permit, provisions of law, zoning law or use regulation to terminate such right, power, franchise, grant, license, permit, provision of law, zoning law or use regulation or to condemn, appropriate, recapture or designate a purchaser of such Facility;

     (c) any liens for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with such Facility, which, in any case, are not due and payable, or the amount or validity of which are being contested at the time as permitted pursuant to Section 3.9;
                                    -----------

     (d) the matters identified as Permitted Liens in the applicable Schedule B
                                                                     ----------
  (1-3) with respect to such Facility; and
  -----

     (e) the lien of this Indenture and any rights Granted hereby.

     "Person" or "person" shall mean any individual, partnership, joint venture,
     --------    --------
corporation, trust, unincorporated organization or a government or agency or political subdivision thereof, or any other entity.

     "Proceeds" shall have the meaning assigned that term under the Uniform
     ----------
Commercial Code as in effect in any relevant jurisdiction or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Trustees or Company from time to time with respect to any of the Collateral,
(ii) any and all payments (in any form whatsoever) made or due and payable to Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority), (iii) products of the Collateral described herein and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Purchasers" shall mean each of USG Annuity & Life Company, and Republic
     ------------
Western Insurance Company, so long as each (or its nominee) is the Registered Owner of any of the Notes.

     "Qualified Institutional Buyer" shall have the meaning set forth in Rule
     -------------------------------
 144A promulgated under the Act.

     "Recordable Documents" has the meaning set forth in Section 3.3.
     ----------------------                              -----------

     "Register" shall have the meaning set forth in Section 2.3.
     ----------                                     -----------

     "Registered Owner" means the Person in whose name a Note is registered on
     ------------------
the Register.

     "Registry Office" has the meaning set forth in Section 2.3.
     -----------------                              ------------

     "Release" shall mean any release, spill, emission, leaking, pumping,
     --------
injection, deposit, disposal, "discharge, dispersal, leaching or migration into the indoor or outdoor environment including without limitation the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

     "Rental Expense" shall mean the total amount paid or to be paid in any
     ----------------
fiscal year by a lessee under any lease having a remaining term in excess of one year from the end of the lessee's most recently completed fiscal year. Amounts paid on account of maintenance, ordinary repairs, insurance, and other similar charges to the extent such amounts are paid to the lessor or his designate(s) are included in rental expense. To the extent rental payments are received on leased property, they will be credited against Rental Expense on each property to the extent they have not been included in revenue, all in accordance with GAAP.

     "Required Holders" shall mean the Registered Owners of at least a majority
     ------------------
of the unpaid principal amount of Outstanding Notes.

     "Responsible Officer" shall mean the Chief Executive Officer, the
     ---------------------
President, the Chief Financial Officer or the Treasurer of the Company.

     "Senior Funded Debt" shall mean the Notes and any Funded Debt of the
     --------------------
Company which by its terms is not subordinated in right of payment to the Notes.

       "Sites" has the meaning set forth in Granting Clause First.
       ------                               ---------------- -----

     "S&P" shall mean Standard & Poor's Corporation.
     -----

     "Subsidiary" Shall mean a corporation with respect to which more than 50%
     ------------
of the Voting Stock (other than stock having such power only by reason of the happening of a contingency) is at the time owned by the Company or by one or more Subsidiaries of the Company.

     "Subsidiary Guaranty" shall mean the Guaranty, dated as of the date hereof,
     ---------------------
from the Guarantors in favor of the Trustees and the Beneficiaries.

     "Substantial Part" shall mean, as of the date, assets having a net book
     ------------------
value equal to or in excess of 15% of Consolidated Total Assets.

     "Trustees" shall mean the Indenture Trustee and the Individual Trustee as
     ----------
trustees under this Indenture, together with all co-trustees and separate trustees appointed as provided herein.

     "Vacaville Facility" shall mean the Site described in Schedule A-1 and the
     --------------------                                  ------------
related Improvements and Appurtenances.

     "Voting Stock" shall mean securities of any class or classes, the holders
     --------------
of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     "Wholly Owned Subsidiary" shall mean any Subsidiary all of the equity
     -------------------------
ownership of which (other than directors' qualifying shares required by law) is at the time owned by the Company and/or one or more other Wholly Owned Subsidiaries.

     Section 1.2 Accounting Terms.  All accounting terms used herein which are
                 -----------------
not expressly defined in this Indenture have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Indenture or the Note Purchase Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements shall be prepared in accordance with GAAP consistently applied. Any consolidated financial statement or financial computation with respect to the Company and its Subsidiaries required by this Indenture or the Note Purchase Agreement shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

                                   ARTICLE 2

                                   THE NOTES

     Section 2.1. Issuance and Form of Notes. The Company shall execute and
                  ---------------------------
deliver to the Indenture Trustee for authentication Notes in the original principal amount of $8,000,000, together with a written order of its president or any vice president requesting authentication and delivery thereof to each of the Purchasers. The Indenture Trustee shall authenticate and deliver such Notes in accordance with such order. Notes shall be issued pursuant to this Indenture and shall be substantially in the form of Schedule C hereto duly completed. All
                                          ----------
Notes shall be dated and accrue interest at the Note Rate from the date of authentication thereof, which shall be the Closing Date in the case of all Notes originally issued hereunder, and accrued interest shall be due and payable quarterly in arrears in accordance with the terms of the Notes. No Note shall be valid or become obligatory for any purpose or be binding upon the Company, or be entitled to the benefits and security of this Indenture, unless and until it has been authenticated by the Indenture Trustee's execution of the certificate of authentication thereon in the form set forth at the end of the form of Note in Schedule C hereto. The authentication and delivery by the Indenture Trustee
   ----------
of any Note shall be conclusive evidence that such Note has been duly issued and is entitled to the benefits and security of this Indenture.

     Section 2.2. Payment of Notes; Home Office Payment.  The principal of,
                  --------------------------------------
premium, if any, and interest on the Notes shall be payable at the Corporate Trust office in lawful money of the United States of America, against presentation of the Notes for notation of the payment or prepayment made thereon, or in the case of a payment or prepayment which will discharge all indebtedness of the Company evidenced thereby, against surrender thereof. Notwithstanding the foregoing sentence, if there shall be filed with the Indenture Trustee an executed copy of an agreement between the Company and the Registered Owner of any Note or the Person for whom such registered Owner is a nominee, or a conformed copy thereof certified by the Company to be a true and complete copy thereof, to the effect that (i) the Company will cause all amounts which become due and payable on such Note to be paid by wire transfer of immediately available funds to such Registered Owner at its address for the payment or prepayment of Notes specified in such agreement, without presentation of such Note to the Indenture Trustee, and (ii) such Registered Owner or Person will not sell, transfer or otherwise dispose of such Note, other than as provided in Section 2.5, then the Company and the Indenture Trustee shall, until
            -----------
such Note has been transferred, pay all amounts which become due and payable on such Note in accordance with such agreement. The Note Purchase Agreement, which shall be treated as if filed with the Indenture Trustee, constitutes such an agreement.

     Section 2.3. The Register.  The Company will cause to be kept at the
                  -------------
Corporate Trust Office (the "Registry Office"), one or more books (the "Register") for the registration of the Notes (including all transfers) and the names and addresses of the Registered Owners of the Notes. The Company hereby appoints the Indenture Trustee (i) its registrar to keep the Register, and (ii) its agent for the payment, transfer and exchange of Notes. All transfers of the Notes and the names and addresses of the transferees of the Notes shall be registered in the Register under such reasonable regulations as the Indenture Trustee may prescribe.

     Section 2.4. Registered Owners.  The Company and the Indenture Trustee will
                  ------------------
deem and treat the Registered Owners of the Notes as the absolute owners thereof (whether or not such Notes shall be overdue) for all purposes, and neither the Company nor the Indenture Trustee will be affected by any notice to the contrary, and payment of the principal of, premium, if any, and interest on the Notes shall be made only to the Registered Owners thereof. All such payments so made shall be valid and effective to satisfy and discharge the liability of the Company upon the Notes to the extent of the sum or sums so paid.

     Section 2.5. Transfer and Exchange of Notes. (a) The Notes may be
                  -------------------------------
transferred only on the Register. Any Note may be transferred on the Register if such Note is surrendered for cancellation at the Registry Office and is accompanied by an instrument of transfer reasonably satisfactory to the Indenture Trustee. A new Note, executed by the Company and authenticated by the Indenture Trustee and registered in the name of the transferee in a principal amount equal to the original principal amount of the transferred Note, shall be delivered by the Indenture Trustee to the transferee in exchange of the transferred Note. A Note shall not be registered in the name of and delivered to any transferee unless such transfer is: (1) to the Company; (2) to a Person the Registered Owner reasonably believes is a Qualified Institutional Buyer purchasing for its own account or for the account of a Qualified Institutional Buyer that is aware that the transfer is being made in reliance on Rule 144A of the Act; or (3) pursuant to an exemption from registration in accordance with Rules 144 or 145 under the Act. The Trustees shall conclusively rely upon an Opinion of Counsel as to the compliance of any transfer with the requirements set forth herein. With a view to making available to each Registered Owner the benefits of Rule 144A promulgated under the Act (which Rule as used herein includes the present Rule 144A and any other, additional, supplemented or analogous rule or regulation of the Securities Exchange Commission) Company covenants and agrees to provide to each Registered Owner desiring to avail itself of Rule 144A, within 10 Business Days of written request, such information as is required to be furnished pursuant to Rule 144A by an issuer to a prospective purchaser of securities.

     (b) Any Note may be exchanged for a new Note or Notes if the Note to be so exchanged is surrendered for cancellation at the Registry Office and is accompanied by the request of the Registered Owner thereof specifying the denomination of the new Note or Notes to be issued in exchange therefor. A new Note or Notes, executed by the Company and authenticated by the Indenture Trustee and payable to such Registered Owner in the denominations so requested and in an aggregate principal amount equal to the original principal amount of the Note to be so exchanged, shall be delivered by the Indenture Trustee to such Registered Owner in exchange for the Note to be so exchanged. No service charge shall be made for any exchange or transfer of any Note, but the Company may require payment of a sum to cover any tax or governmental charge that may be imposed with respect thereto.

     (c) If any Note shall become mutilated or be destroyed, lost or stolen, upon request of the Registered Owner thereof, a new Note, executed by the Company and authenticated by the Indenture Trustee and payable to such Registered Owner in the same original principal amount as the Note so mutilated, destroyed, lost or stolen, shall be delivered by the Indenture Trustee to such Registered Owner in exchange for the Note so mutilated, destroyed, lost or stolen, provided that (i) in the case of a mutilated Note, such Note shall be surrendered for cancellation at the Registry Office and (ii) in the case of a destroyed, lost or stolen Note, the Registered Owner thereof shall furnish to the Company and the Indenture Trustee such security or guaranty as may be reasonably required by them to save them harmless and to evidence to their reasonable satisfaction the destruction, loss or theft of such Note and the ownership thereof, provided that in the case of any Purchaser or any other Registered Owner that is an institutional investor, its unsecured agreement of indemnification shall be deemed sufficient security or guaranty.

     Section 2.6. New Notes.  Each new Note (herein, in this Section 2.6, called
                  ----------                                 -----------
a "New Note") issued pursuant to Section 2.5 in exchange for, in substitution
                                 -----------
for or in lieu of any of the Notes (herein, in this Section 2.6, called an "Old
                                                    -----------
Note") shall be dated the date of such Old Note. The Indenture Trustee shall mark on each New Note (i) the date to which interest has been paid on such Old Note, and (ii) all payments and prepayments of principal made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date to which interest was paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (ii) above, shall be deemed to have been made thereon. Any New Note issued pursuant to Section 2.5 in exchange for or in substitution for
                            -----------
or in lieu of an Old Note shall be the valid obligation of the Company evidencing the same debt as such Old Note and shall be entitled to the benefits and security of this Indenture to the same extent as such old Note. No service charge shall be made for any exchange or transfer of the Note, but the

Company may require payment of a sum to cover any tax or governmental charge imposed with respect thereto.

     Section 2.7 Cancellation of Notes.  All Notes surrendered to the Indenture
                 ----------------------
Trustee for the purpose of payment, prepayment, transfer or exchange Shall be cancelled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by this Indenture. The Indenture Trustee shall hold all such cancelled Notes until this Indenture shall have been discharged, at which time the Indenture Trustee shall deliver such cancelled Notes to the Company in the manner necessary to effect the discharge and release of this Indenture.

                                   ARTICLE 3

                             PARTICULAR COVENANTS

     FURTHER TO PROTECT THE SECURITY OF THIS INDENTURE AND TO SECURE THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS, THE COMPANY REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE TRUSTEES AND THE BENEFICIARIES AS FOLLOWS:

     Section 3.1. Title to Mortgaged Property.  The Company warrants that (a)
                  ---------------------------
the Company, with respect to the Vacaville Facility, and BOD with respect to the Boise Facility and the Las Vegas Facility, is lawfully and indefeasibly seized and possessed of the Mortgaged Property, and has good and marketable title to the same, free and clear of all Liens, other than Permitted Liens, (b) the Company and the Guarantors have good and lawful right and full power and authority to Grant the Mortgaged Property owned by them, and (c) the Company and the Guarantors and their respective successors and assigns will forever warrant and defend the Mortgaged Property against all claims and demands whatsoever. While both the Vacaville Site and the Boise Site are adjacent to real estate owned by the Company and by BOD, respectively, such adjacent property contains no structures or other improvements (except streets, utilities and the like).

     Section 3.2. Further Assurances.  The Company will, at its expense, do,
                  -------------------
execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, instruments and assurances reasonably required by the Trustees for the better Granting to the Trustees of the Company's interest in the Mortgaged Property hereby Granted or for carrying out the intention of, or facilitating the performance of, this Indenture.

     Section 3.3. Recording.  The Company will, upon the execution and delivery
                  ---------
hereof and thereafter from time to time, cause this Indenture, each supplement and amendment to this Indenture, each recordable instrument or document delivered pursuant to Section 3.2 and all financing statements with respect
                      -----------
to the Mortgaged Property (collectively called the "Recordable Documents") to be filed, indexed, registered and recorded as may be required by law to publish notice of and maintain the lien of this Indenture upon the Mortgaged Property, to publish notice of and protect the validity and enforceability of the Recordable Documents and to perfect and to preserve the priority of the respective Liens of the Recordable Documents. The Company and Guarantors will, from time to time, perform or cause to be performed any other act as required by law, and will execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents) reasonably requested by the Trustees or the Purchasers for such purposes. If the Company or the Guarantors shall fail to comply with this Section, the Trustees and each of them shall be and is hereby irrevocably appointed the agent and attorney-in-fact of the Company and the Guarantors to comply therewith (including the execution, delivery and filing of such financing statements and other instruments), but this sentence shall not create an obligation of the Trustees or either of them to take any action and shall not prevent any default in the observance of this Section from constituting an Event of Default. To the extent permitted by law, the Company will pay all filing, registration and recording fees and charges, documentary stamps, mortgage taxes and intangible taxes incident to or in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, any instruments of further assurance and the Notes. The Company also will pay all reasonable costs and expenses of the Trustees and the Beneficiaries, including without limitation attorney's fees, costs and disbursements, title insurance premiums, search fees and survey costs incident to or in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, any instruments of further assurance and the Notes.

     Section 3.4. Payment of Notes and Other Obligations.  The Company agrees
                  ---------------------------------------
that it will duly and punctually pay all amounts to become due under the Notes in accordance with this Indenture and the Notes and all other Obligations in accordance with this Indenture, the Note Purchase Agreement and the Notes.

     Section 3.5. Maintenance of Mortgaged Property.  The Company will maintain
                  ---------------------------------
and operate, or cause to be maintained or operated, the Facilities and other Mortgaged Property in good repair, working order and condition, ordinary wear and tear excepted.

     Section 3.6. Payment of Taxes, Liens. (a) The Company will pay and
                  ------------------------
discharge before the date on which any fine, penalty, interest or cost may be added or imposed by law for the nonpayment thereof, all taxes of every kind and nature, water rates, sewer rents and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Mortgaged Property or any part thereof (collectively, "Taxes") or upon the
                                                          -------
revenues, rents, issues, income and profits of the Sites or arising in respect of the occupancy, uses or possession thereof, and the Company will exhibit to the Indenture Trustee, within ten days after the same shall have been paid, a copy of the tax statement and of the check issued in payment of the same, together with the certificate of a Responsible Officer that the check was duly delivered in payment thereof, with respect to the payment of the Taxes and other charges which may be or become a prior lien on the Mortgaged Property or any portion thereof. Should the Company default in the payment of any of the Taxes or other charges, the Trustees or the Beneficiaries may, but shall not be obligated to, pay the same or any part thereof and the Company will, on demand, reimburse the Trustees or the Beneficiaries, as the case may be, for all amounts so advanced, together with interest thereon at the Overdue Rate from the date such amounts are advanced until the same are paid to the Trustees or the Beneficiaries, as the case may be.

     (b) the Company at all times will keep the Mortgaged Property free from the liens of mechanics, laborers, contractors, subcontractors and materialmen and, except for the Permitted Liens, free from any and all other liens of any kind or nature whatsoever. If any such liens shall be recorded, the Company will forthwith deliver copies thereof to the Indenture Trustee and, within ten days after such recording, the Company will cause the same to be discharged of record by payment, bonding or in such other manner as shall be satisfactory to the Indenture Trustee, in its sole discretion, and will exhibit to the Indenture Trustee, upon demand, evidence satisfactory to the Indenture Trustee, in its sole discretion, of such discharge.

     (c) Nothing in this Section 3.6 shall require the payment or discharge of
                         -----------
any obligation imposed upon the Company by subsection (a) or (b) of this
Section 3.6 as long as the Company shall in good faith and at its own expense
-----------
contest the same or the validity thereof by appropriate legal proceedings which operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided, however, that (i) during such contest the Company will, at the option of the Indenture Trustee, provide security satisfactory to the Indenture Trustee, assuring the discharge of the Company's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest, (ii) during such contest the Company will deliver evidence satisfactory to the Indenture Trustee of such contest, (iii) such proceeding is diligently prosecuted, and (iv) if at any time forfeiture, loss or diminution of the value of the Mortgaged Property or any portion thereof is threatened, then the Company will make such payment in sufficient time to prevent such forfeiture, loss or diminution of value.

     Section 3.7. Leases.  The Company and BOD will not enter into any Lease or
                  ------
modify, amend, cancel, extend, renew, accept for surrender or otherwise change in any manner any of the terms, covenants or conditions of any Lease or consent to any assignment of any lease or any subletting of any portion of the Site subject to any Lease, in each case except for Leases entered into in the ordinary course of the Company's or BOD's business as conducted on the Closing Date and other Leases approved by the Required Holders (which approval shall not be unreasonably withheld). The Company will not assign, mortgage or otherwise encumber any of the Leases or any of the Rents due or to become due thereunder or to which the Trustees or the Beneficiaries may now or hereafter become entitled.

     Section 3.8. Insurance of Mortgaged Property. (a) The Company will provide
                  -------------------------------
and keep in full force and effect, or require to be provided and kept in full force and effect, for the benefit of the Trustees and the Beneficiaries, insurance with respect to the Mortgaged Property as hereinafter provided:

     (i) insurance for the Facilities (A) against loss or damage by fire, lightning, windstorm, tornado, hail and such other further and additional hazards of whatever kind or nature as are now or hereafter may be covered by standard extended coverage "all risk" endorsements (including, without limitation, vandalism, malicious mischief and damage by water) of whatsoever kind, (B) against war risks as, when and to the extent such insurance is obtainable from the United States of America or an agency thereof, (C) against flood disaster pursuant to the Flood Disaster Protection Act of 1973, 84 Stat. 572, 42 U.S.C. 4001 for each Facility located in an area identified by the United States Department of Housing and Urban Development as a flood hazard area, and (D) when and to the extent required by the Trustees or the Beneficiaries, against loss or damage by earthquake and loss of rentals and business interruption due to any of the foregoing causes and any other risk insured against by persons operating properties similar to the Facilities and located in the vicinity of the Facilities or operations similar to the operations conducted at the Facilities;

     (ii) insurance for demolition and increased cost of construction coverage;

     (iii) if a sprinkler system is or shall be located in the Facilities, sprinkler leakage insurance;

     (iv) comprehensive public liability insurance with respect to the Facilities and the operations related thereto, whether conducted on or off the Facilities, against liability for personal injury, including bodily injury and death, and property damage. Such comprehensive public liability insurance shall be on an occurrence basis or on a "modified occurrence basis (seven-year claim period)" and shall specifically include, without limitation, sprinkler leakage legal liability (if a sprinkler is or shall be located in the Facilities), motor vehicle liability for all owned and non-owned vehicles, including rented and leased vehicles, and contractual indemnification; and

     (v) such other insurance in such amounts as may from time to time be required by the Trustees or the Beneficiaries against such other insurable hazards as at the time are commonly insured against in the case of properties similar to the Facilities and located in the vicinity of the Facilities or operations similar to the operations conducted at the Facilities.

All insurance provided hereunder shall be in such form and in such amounts (including deductibles) as from time to time shall be acceptable to the Required Holders and otherwise shall be acceptable to the Required Holders in their sole discretion. Anything contained herein to the contrary notwithstanding, in no event shall the insurance provided under clause (i) (A) or clause (ii) of this
Section 3.8(a) be in an amount which is less than the full replacement cost of
--------------
the Facilities, including the cost of debris removal, but excluding the value of foundations and excavations, as determined from time to time by the Required Holders. The Company hereby assigns to the Trustees all such policies of insurance, or duplicate originals thereof, and will deliver the same (or a certificate of insurance evidencing the same) to the Trustees.

     (b) All insurance provided hereunder shall name the Trustees and the Beneficiaries as named insureds under a standard "non-contributory mortgagee" endorsement or its equivalent, which shall be acceptable to the Indenture Trustee, and shall provide for loss payable to the Indenture Trustee. Every policy of insurance referred to in this Section 3.8 shall contain an agreement
                                        -----------
by the insurer that it will not cancel such policy except after 30 days prior written notice to the Trustees and the Beneficiaries.

     (c) All insurance proceeds with respect to the FacilitieS Shall be paid to the Indenture Trustee, and the Trustees and the Beneficiaries are hereby authorized to adjust, collect and compromise, in their sole discretion, all claims under all insurance policies and to execute and deliver on behalf of the Company all necessary proofs of loss, receipts, vouchers and releases required by the insurers. The Company agrees to execute, upon demand by the Trustees or any Beneficiary, all such proofs of loss, receipts, vouchers and releases and to cooperate with the

Trustees and the Beneficiaries in connection therewith. Each insurer is hereby authorized and directed to make payment of any proceeds under any policies of insurance, including the return of unearned premiums, directly to the Indenture Trustee instead of to the Company and the Indenture Trustee jointly, and the Indenture Trustee is hereby authorized to endorse any draft therefor as the Company's attorney-in-fact.

     (d) The Company will not take out any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under
Section 3.8(a).
--------------

     (e) The Company will, concurrently with the execution and delivery hereof, deliver or cause to be delivered to the Indenture Trustee duplicate original copies of all policies of insurance (or certificates evidencing the same) as may be required pursuant hereto to be maintained or to be caused to be maintained by the Company. Thereafter, within 10 days of the issuance of any additional policies or amendments or supplements to any of such policies, the Company will deliver or cause to be delivered duplicate original copies of the same (or certificates evidencing the same) to the Indenture Trustee. If insurance is maintained under blanket policies, additional policies, amendments and supplements will be delivered only to the extent that they relate to coverage allocable to the Facilities. Promptly following its receipt thereof, the Indenture Trustee shall forward to each Registered Owner a copy of each such policy or certificate.

     (f) The Company will (i) pay as they become due all premiums for the insurance required under this Section 3.8, and (ii) not later than 10 days prior
                              -----------
to the expiration of each such policy, deliver a binder evidencing a renewal policy and within 30 days after such renewal deliver a duplicate original of the renewal policy or a certificate of insurance certified to the Indenture Trustee by the insurer evidencing the insurance required to be provided hereunder, marked "premium paid", or accompanied by such other evidence of payment as shall be satisfactory to the Indenture Trustee in its sole discretion.

     Section 3.9. Existence; Governmental Requirements, etc. (a) The Company
                  ------------------------------------------
will at all times maintain, and will cause each Subsidiary at all times to maintain, its corporate existence, material rights, (charter and statutory) and keep in full force and effect all of its franchises, rights, permits, licenses and consents as may be required by any Governmental Body for the conduct of its business and the ownership, leasing, mortgaging and encumbering of the Mortgaged Property. Unless required by applicable law or unless the Required Holders or the Trustees have otherwise first agreed in writing, the Company will not make or allow any changes to be made in the nature of the currently contemplated occupancy or use of any Facility or any portion thereof. The Company will not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting any Facility or any part thereof without in each case obtaining the prior written consent of the Required Holders or the Trustees thereto.

     (b) The Company will comply with or cause to be complied with, and will cause each Subsidiary to comply with, (i) every law or other legal requirement or Order of the United States or any other Governmental Body applicable to the Mortgaged Property, to the property used in the business of such Subsidiary, to the Company or to such Subsidiary, as the case may be, and (ii) every contract, agreement or other instrument applicable to the Mortgaged Property or the ownership, occupancy or use of any Facility or to the Company or such Subsidiary, as the case may be, in effect at the date of delivery hereof or to which the Company or such Subsidiary, as the case may be, is a party or has given its consent. Notwithstanding the foregoing, the Company shall have the right diligently to contest any requirement of any Governmental Body so long as
(A) the contest is in good faith and by appropriate proceedings, (B) such contest Shall operate to suspend the collection of any disputed amount from the Facilities or the Mortgaged Property, and (C) such contest will not (i) subject any of the Mortgaged Property or any part thereof to loss, forfeiture or sale,
(ii) adversely affect the lien of this Indenture thereon, (iii) interfere with the possession, use or occupancy of the Facilities, (iv) interfere with the due and punctual payment by the Company as provided in the Notes and this Indenture of any amount payable hereunder or thereunder or (v) Subject the Trustee or any of the Beneficiaries to any civil or criminal liability.

     (c) The Company will promptly notify each Trustee and beneficiary in writing in the event that the Company or any of its Subsidiaries receives any notice, claim or demand from any governmental Body which alleges that the Company or any of its Subsidiaries is or may be in violation of any law or other legal requirement or order of the United States or any other Governmental Body, the result of which might have a material adverse effect on the Company or any of its Subsidiaries.

     Section 3.10. Continuing Priority.  The Company and each Guarantor will:
                   -------------------
(a) pay such fees, taxes and charges, execute and file (at the Company's expense) such financing statements, obtain such acknowledgements or consents, notify such obligors or providers of services and materials and do all such other acts and things as the Trustees may from time to time request or as may be required by law to establish and maintain a valid and perfected first priority lien on and security interest in the Mortgaged Property (subject to the Intercreditor Agreement) subject only to Permitted Liens; (b) maintain its chief executive office and principal place of business at all times at the address shown above or give the Trustee 30 days, prior written notice of any change in address of such chief executive office and principal place of business; and (c) keep all of its books and records relating to the Mortgaged Property at the respective Facilities or at the address so furnished to the Trustees. Neither the Company nor the Guarantors will change its name without having given the Trustee 60 days, prior written notice and without having delivered to the Trustee all additional agreements, financing statements, instruments or other documents which in the reasonable judgment of the Trustees are necessary to maintain such valid and perfected first priority lien and security interest (subject to the Intercreditor Agreement).


     Section 3.11. After-acquired Property.  The Company agrees that all
                   -----------------------
right, title and interest of the Company in and to all improvements, alterations, substitutions, restorations and replacements of, and all additions and appurtenances to, any Facility, hereafter acquired by or released to the Company, immediately upon Such acquisition or release and without any further Granting by the Company Shall become part of the applicable Facility and the Mortgaged Property and shall be Subject to the lien of this Indenture fully, completely and with the Same effect as though now owned by the Company and specifically described in the Granting Clauses; and the Company will execute
                              ----------------
and deliver to the Trustees any further assurances, mortgages, grants, conveyances or assignments thereof as the Trustees or any Registered Owner may reasonably require tO Subject the same to the lien of this Indenture.

     Section 3.12. Sale, Demolition of Mortgaged Property. The Company and
                   --------------------------------------
Guarantors will not

     (a) sell, contract to sell, lease, convey, alienate, transfer or otherwise dispose of all or any portion of the Mortgaged Property or any interest therein, whether voluntarily or involuntarily, by operation of law or otherwise, except as permitted by Section 3.25, Section 4.2 and Section 4.6 (and any attempted
                ------------- -----------     -----------
transfer or disposition without such consent shall be void).

     (b) demolish or materially alter any Improvements, except for demolitions or alterations of Improvements having a value individually or in the aggregate of less than $100,000.

     Section 3.13 Performance by Trustees.  If the Company or either Guarantor
                  -----------------------
fails to pay or perform any of its obligations herein contained (including payment of expenses of foreclosure and court costs), the Trustees may (but need not), as agent or attorney-in-fact of the Company and Guarantors (upon ten days, notice to the Company or Guarantor, as the case may be, or without any such notice if such failure relates to the obligation to maintain insurance as provided in Section 3.8 or shall (i) subject the Mortgaged Property, or any part
            -----------
thereof, to any risk of loss,
forfeiture or sale, or (ii) subject the Trustees or any Beneficiary to any civil or criminal liability), make any payment or perform (or cause to be performed) any obligation of the Company or Guarantors hereunder, in any form and manner deemed expedient by the Trustees, and any amount so paid or expended (plus reasonable compensation to the Trustees for their out-of-pocket and other expenses for each matter for which they act under this Indenture), with interest thereon at the Overdue Rate, shall be added to the principal debt hereby secured and shall be repaid to the Trustees upon demand. By way of illustration and not in limitation of the foregoing, the Trustees may (but need not) do all or any of the following: make payments or principal of interest or other amounts on any lien, encumbrance or charge on any of the Mortgaged Property; make repairs; collect rents; prosecute collection of the Mortgaged Property or proceeds thereof; purchase, discharge, compromise or settle any tax lien or any other lien, encumbrance, suit, proceeding, title or claim thereof; contest any tax or assessment; and redeem from any tax sale or forfeiture affecting any Facility. In making any payment or Securing any performance relating to any obligation of the Company hereunder, the Trustees shall be the sole judge of the legality, validity and amount of any lien or encumbrance and of all other matters necessary to be determined in satisfaction thereof. No such action of the Trustees shall ever be considered as a waiver of any right accruing to it on account of the occurrence of any matter which constitutes a Default or an Event of Default.

     Section 3.14 Subrogation; Purchase Money Liens.  To the extent that the
                  ---------------------------------
Trustees pay any sum under any provision of law or any instrument or document creating any Lien or other interest prior or superior to the lien of this Indenture, or the Company or any other Person pays any Such sum with the proceeds of the issuance of the Notes secured hereby, then, to the extent permitted by law, the Trustees shall have and be entitled to a Lien or other interest on the Mortgaged Property equal in priority to the Lien or other interest discharged and the Trustees shall be subrogated to, and receive and enjoy all rights and Liens possessed, held or enjoyed by, the holder of such Lien, which shall remain in existence and benefit the Trustees in securing the obligations.

     Section 3. 15 Compensation of Trustees.  The Company will promptly pay or
                   ------------------------
cause to be paid the compensation to which the Trustees are entitled hereunder and all proper disbursements and expenses incurred by them hereunder (including without limitation all reasonable attorneys fees and disbursements).

     Section 3.16 Maintenance of Character of Business.  The Company and its
                  ------------------------------------
Subsidiaries will continue to carry on substantially the same type of business carried on during the fiscal year ended December 31, 1993 and activities which are ancillary, incidental or necessary to the ongoing business of the Company and its present and future Subsidiaries and Affiliates as presently conducted or as conducted from time to time.

     Section 3.17. Condemnation.  The Company and BOD, immediately upon
                   ------------
obtaining actual knowledge of (i) any proceedings for the taking of any Facility or any part thereof in condemnation or other eminent domain proceeding or (ii) any threat of institution of any such proceeding, shall notify the Trustees and each Registered Owner of a Note of the pendency thereof. The Trustees may participate in such proceeding or in the negotiations arising by reason of the threat of such proceeding, and the Company will deliver all instruments reasonably requested by the Trustees to permit such participation. Neither the Company nor BOD will settle or compromise any such claim without the prior written consent of the Trustees. Any award or compensation payable in such proceedings to the Company is hereby assigned to the Trustees, and shall be payable as provided in Article 5 hereof. The Trustees shall be under no
                       ---------
obligation to question the amount of the award or compensation and may accept the same. In any such proceeding the Trustees may be represented by counsel satisfactory to them at the expense of the Mortgaged Property. Any award or compensation payable to the Trustees pursuant to this Indenture shall be applied pursuant to Article 5.
            ---------

     Section 3.18.  Environmental Protection. (a) The Company and its
                    ------------------------
Subsidiaries will not take any of the following actions (unless such action is taken in the ordinary course of business as con conducted on the Closing Date and unless such action individually or when aggregated with other such actions then or theretofore taken or proposed will not have a material adverse effect on the financial condition, business, properties or prospects of the Company or the Company and its Subsidiaries taken as a whole): (i) cause or suffer to occur a Release at, upon, under or within any of the Facilities or any contiguous real estate, (ii) be involved in operations at the Facilities which could lead to the imposition on the Company or any other owner of the Facilities of liability or the creation of a Lien on the Facilities under any Environmental Law, and (iii) permit any tenant or occupant of the Facilities to engage in any activity that could lead to the imposition of liability on such tenant or occupant, the Company or any other owner of any of the facilities, or the creation of a Lien on the Facilities, under any Environmental Law. Provided, however, that the foregoing shall not prohibit the Company or its Subsidiaries or tenants from handling Hazardous Materials in minor quantities in the ordinary course of business.

     (b) The Sites will not at any time prior to the payment of the entire Obligations contain any underground or aboveground tanks for the storage of fuel oil, gasoline and/or other petroleum products or byproducts.

     (c) The Company and its Subsidiaries will comply in all material respects with the requirements of all Environmental Laws and related regulations and shall notify the Trustees and the Beneficiaries immediately in the event of any Release, discovery of any Hazardous Material at, upon, under, within or contiguous to, any of the Facilities, or receipt by the Company of any Environmental Claim. The Company promptly will forward to the Trustees and the Beneficiaries copies of all Environmental Claims and all other orders, notices, permits, applications or other communications and reports in connection with any Release or the presence of any Hazardous Material or any other matters relating to Environmental Laws as they may affect any of the Facilities. If the Company or any of its Subsidiaries shall fail to comply with any Environmental Law, the Trustees or the Beneficiaries, may at their election, but without the obligation so to do, give such notices and/or cause such work to be performed at the Facilities and/or take any and all other actions as the Trustees or the Beneficiaries shall deem necessary or advisable in order to remedy any Release or cure said failure of compliance.

     (d) The Company at all times will indemnify, defend and hold harmless the Trustees and the Beneficiaries and each of their respective officers, directors, employees and agents against and from any and all claims, suits, actions, debts, damages, costs, losses ' obligations, judgments, charges, and expenses (including without limitation reasonable attorneys fees and disbursements), of every nature whatsoever suffered or incurred by the Trustees or the Beneficiaries, including without limitation, all Environmental Claims resulting from, arising out of or incurred with respect to the Mortgaged Properties, whether as lenders, mortgagees, mortgagees in possession or successors in interest to the Company by foreclosure of deed in lieu of foreclosure, under or on account of any Hazardous Material or the Environmental Laws or any similar laws or regulations, including the assertion of any lien thereunder or otherwise. The Company also agrees to reimburse the Trustees and the Beneficiaries for any costs and expenses incurred by the Trustees or the Beneficiaries that arise directly or indirectly from or in connection with the presence, suspected presence, Release or suspected Release of any Hazardous Material in or into the air, soil, groundwater or surface water at, on, about, under or within the Mortgaged Properties or any of the Facilities, or any portion thereof, or elsewhere in connection with the transportation of Hazardous Materials to or from the Mortgaged Properties or Facilities or any portion thereof.

     Without limiting the generality of the foregoing, the indemnification provided by this Subsection shall specifically include capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work required or performed by an Governmental Body or performed by an nongovernmental entity or person because of the presence, suspected presence, Release or suspected Release of any Hazardous Materials in or into the air, soil, groundwater or surface water at, on, about, under or within the Mortgaged Properties or Facilities, or elsewhere in connection with the transportation of Hazardous Materials to or from the Mortgaged Properties or Facilities, and any claims of their parties for loss or damage due to such Hazardous Materials.

       Section 3.19. Keep Books, Reserves: Payment of Taxes; Compliance with
                     -------------------------------------------------------
Laws; Corporate Existence; Maintenance of Properties, Insurance. Without
----------------------------------------------------------------
limiting the other obligations of the Company under this Article 3 with respect
                                                         ---------
to the Mortgaged Property, the Company will, and will cause each of its Subsidiaries to,

     (a) keep proper books of record and account, and keep appropriate reserves, all in accordance with GAAP;

     (b) pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, when due, as well as all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property, provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall be contested on a timely basis in good faith by appropriate proceedings (provided that the enforcement of any Lien arising out of such nonpayment shall be stayed during the proceedings) and if appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (c) in addition to the requirements contained in Section 3.9, obtain,
                                                      -----------
comply in all material respects, preserve and keep in full force and effect all permits, licenses and consents as may be required by any Governmental Body for the conduct of its business and the ownership and leasing of its properties and comply with or cause to be complied with every law or other legal requirement or Order of the United States or any other Governmental Body in respect to the conduct of its business and the ownership and leasing of its properties (including without limitation applicable Environmental Laws and statutes, and Orders relating to equal employment opportunities);

     (d)  in addition to the requirements contained in Section 3.9 and subject
                                                       -----------
to Section 3.25, do or cause to be done all things necessary to maintain its
   ------------
corporate existence and material rights (charter and statutory) and keep in full force and effect all of its franchises and rights;

     (e) in addition to the requirements contained in Section 3.5, maintain and
                                                      -----------
operate, or cause to be maintained and operated, its properties in good repair, working order and condition, ordinary wear and tear excepted; and

     (f) in addition to the requirements contained in Section 3.8, maintain or
                                                      -----------
cause to be maintained with financially sound and reputable insurers, insurance with respect to its respective properties and business against loss or damage of the kinds customarily insured against by entities of established reputation engaged in the same or similar business and similarly situated, and in such amounts (and with such deductibles) as are customarily carried under similar circumstances by such other entities in accordance with good business practice; provided, however, that nothing contained in this Subsection shall prevent the Company from maintaining a system of self-insurance in such amount as such insurance is customarily carried by such entities in accordance with good business practice.

     Section 3.20. Transactions With Affiliates.  The Company will not, and will
                   ----------------------------
not permit any Subsidiary to, directly or indirectly, enter into any transaction, whether or not in the ordinary course of business, with any Affiliate of the Company or any Affiliate of its Subsidiaries other than on terms and conditions at least as favorable to the Company (or the Subsidiary) as those that would be obtained through an arm's length negotiation with an unaffiliated third party.

     Section 3.21. Limitations on Current Indebtedness.  The Company will not
                   -----------------------------------
have any Consolidated Current Indebtedness except that the Company may incur Consolidated Current Indebtedness if during every period of twelve (12) consecutive calendar months after issuance of the Notes there is a period of at least 45 consecutive days during which Consolidated Current Indebtedness does not exceed $1,500,000. In the event Consolidated Current Indebtedness is not reduced to $1,500,000 or less during any such period of twelve consecutive months, then a determination shall be made as to the date during such twelve month period upon which the amount of Consolidated Current Indebtedness was least, and a period of 45 days thereafter within such period of twelve consecutive months (and, if an insufficient number of days remains in such twelve-month period, then the balance of the 45 days shall be measured prior to the date at which Consolidated Current Indebtedness is least) shall be determined. The maximum,m amount outstanding during such 45 day period by which Consolidated Current Indebtedness exceeds $1,500,000 Shall be considered Funded Debt for such 45-day period for purposes of the Funded Debt limitations set forth below.

     Section 3.22. Limitations on Funded Debt.  The Company and its Subsidiaries
                   --------------------------
will not incur, assume, or in any manner become liable with respect to any Funded Debt except the following:

(a)  the Notes;

(b)  Funded Debt outstanding at the date of Closing;

(c) additional Funded Debt provided that immediately after giving effect to the amount of Funded Debt proposed to be created, incurred or assumed and to the application of proceeds thereof required under the terms on which it is created, incurred or assumed, (x) the total pro forma Funded Debt of the Company and its Subsidiaries on a consolidated basis does not exceed 65% of Consolidated Total Capitalization; and (y) the Company's pro forma Consolidated Fixed Charges Coverage Ratio for the twelve month period ending with the Company's most recently completed fiscal quarter would not have been less than 2.00:1.0 prior to February 23, 1995; 2.25:1.0 prior to February 23, 1997; and 2.50:1.0 thereafter.


(d)  Funded Debt of any Subsidiary owing to the Company or another Subsidiary;

(e) other Funded Debt of any Subsidiary, provided that after giving effect thereto, the aggregate Funded Debt of all Subsidiaries plus liens permitted under subsection (f) of Section 3.26 does not exceed 10% of total assets;
                             ------------
     and

(f) all renewals, extensions, substitutions, refinancings or replacements, in an amount not to exceed the amount so refinanced, of any Funded Debt.

     Section 3.23. Maintenance of Net Worth.  The Company will at all times
                   ------------------------
maintain a Consolidated Net Worth of at least 80% of existing Net Worth as of the most recently completed fiscal quarter prior to Closing.

     Section 3.24. Dividends.  The Company will not (a) declare or pay any
                   ---------
dividends (other than dividends payable in shares of its own stock); or (b) make any distribution on any shares of any class of its own stock; or (c) redeem, retire, purchase or otherwise acquire for value any shares of any class of its own stock otherwise than by the issuance of stock of the Company (i) in exchange therefor or (ii) the proceeds from the sale of which will be used for the redemption or other acquisition of the stock of the Company, if, as a result, the sum of (x) the total of all such dividends and payments made after December 31, 1993, and (y) the amount of Investments (other than Investments described in Subsections (a) through (g) of Section 3.27 below) of the
                               ------------

Company and its Subsidiaries existing at the time of such declaration or payment will exceed the sum of (a) $1,000,000, (b) 50% (minus 100% of any deficit) of Consolidated Net Income accrued on a cumulative basis after December 31, 1993, and (c) the aggregate amount of proceeds received by the Company from the issuance or sale of its capital stock Subsequent to December 31, 1993; and provided further the Company would be able to incur at least $1.00 of additional Debt and no Event of Default would exist before or after giving effect to Such payment.

     Section 3.25. Restrictions on Merger and Sale of Assets.  The Company and
                   -----------------------------------------
Guarantors may not enter into any transaction or merger or consolidation with any other corporation, except that:

(a) any Subsidiary may merge with the Company (provided that the Company shall be the surviving corporation) or with any one or more other Subsidiary; and

(b) any Subsidiary may sell, lease, transfer or otherwise dispose of its assets to the Company or any other Subsidiary.

(c) the Company may merge or consolidate with any other corporation or sell all or substantially all of its assets provided that: (i) the continuing or the surviving entity or the Person to which such assets are transferred expressly assumes the punctual payment of the Notes and observance of all the covenants of the Notes; (ii) the continuing or surviving entity or the Person to which such assets are transferred shall be incorporated in the United States; (iii) an Event of Default with regard to the surviving entity or the Person to which such assets have been transferred shall not immediately after such merger have occurred and be continuing on the Notes; and (iv) the surviving entity or Person to which such assets have been transferred could incur at least $1.00 of additional Debt.

Other than for the sale of the Vacaville Facility, as provided in this Indenture, the Company will not and will not permit its Subsidiaries to sell, lease, transfer or otherwise dispose of a Substantial Part of the assets of the Company or its Subsidiaries unless the proceeds from the sale of such assets are invested in capital assets used, or to be used, by the Company and its Subsidiaries in the lines of business or related business in which the Company and its Subsidiaries are engaged at the date of Closing, (including the ongoing development and sale of Company-owned stores and real estate to franchises) within the succeeding twelve-month period. With respect to the sale of the Vacaville Facility, to the extent there is any outstanding mortgage financing on the Las Vegas Facility, the proceeds from the sale of the

Vacaville Facility must be used to reduce any Lien Debt (other than under the Notes) on the Las Vegas Facility.

     Section 3.26. Limitations on Liens.  Neither the Company nor any Subsidiary
                   --------------------
will create, incur, or assume any pledge, mortgage, lien, encumbrance or security interest of any kind upon any of its property or assets owned or hereafter acquired other than those provided pursuant to the Notes and except
(i) the security interest held by Barclay's in the Company's and Guarantor's property, including, but not limited to, inventory, accounts and general intangibles, and (ii) the construction financing for the Las Vegas Facility, except:

(a) presently outstanding Liens and encumbrances (other than those described above);

(b) deposits or pledges in connection with or to secure payment of workers I compensation, unemployment insurance, old-age pensions or other social security, or in connection with the good faith contest of any,tax lien;

(c) current taxes not delinquent or being contested in good faith in such manner as not to make the property forfeitable, mechanics, liens or landlords, liens for sums not due and owing or making the property subject to such liens forfeitable, liens of judgment or awards, rights of way and like encumbrances or title defects which do not interfere materially with the business operations of the Company;

(d) security interest in or mortgage or Capitalized Lease Obligation on (collectively a "Purchase Money Lien") any property acquired or improved by the Company or a Subsidiary and created within twelve months of such acquisition or improvement to secure borrowings made to finance the purchase or improvement of such property provided that at the time it is created such Purchase Money Lien extends only to the property acquired or improved and that the aggregate principal amount of indebtedness secured by such Purchase Money Lien and all other indebtedness secured by a security interest in or mortgage on such property or such improvement does not exceed in the aggregate 80% (or 100% in the case of a Capitalized Lease Obligation) of the lesser of (i) the cost of such property or improvement or (ii) the fair market value thereof at the time of incurrence;

(e) minor Liens incidental to the conduct of the business of the Company or its Subsidiaries which were not incurred in connection with the borrowing of money or the obtaining of advances or credits, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; and

(f) other Liens not expressly permitted by Subsections (a) through (e) above, provided that (x) in the aggregate, such Liens plus all Liens permitted under (a) above plus Debt of all Subsidiaries incurred under Section (e) of
     Section 3.22 above does not exceed 10% of total assets, and (y) the Company
     ------------
     would be able to incur at least $1.00 of additional Debt.

     Section 3.27. Restricted Investments.  The Company and its Subsidiaries
                   ----------------------
shall not make any Investments in any Persons (including stock purchases, capital contributions and advances, loans, guarantees and other extensions of credit) other than in the ordinary course of business except as permitted under the Investment Policy Number 6.1.2 of the Company dated September 1, 1993 and effective August 16, 1993, Revision 02, a copy of which has been delivered to the Trustees and the Beneficiaries.



                                   ARTICLE 4

               POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

     Section 4.1. Possession and Use of Mortgaged Property.  Unless and until an
                  ----------------------------------------
Event of Default shall have occurred and be continuing, the Company and the Guarantors shall be permitted to possess, use and enjoy all the Mortgaged Property and receive and use the rents, revenues, issues, income, products, profits and proceeds thereof, with power in the ordinary course of business, freely and without hindrance on the part of the Trustees or any of the Registered Owners of the Notes and without any release from or consent of the Trustees or any of the Registered Owners of the Notes:

     (a) to use and consume materials and supplies comprising part of the Equipment, and

     (b) to enter into, alter, amend, supplement, cancel and otherwise deal with choses in action, contracts, agreements, permits, licenses and other instruments comprising part of or affecting the use of the Mortgaged Property and to exercise the rights and powers conferred upon the Company and the Guarantors thereby, provided that such action (i) is in the best interest of the Company and (ii) is not materially prejudicial to the interests of the Registered Owners of the Notes.

     Section 4.2.   Dispositions of Equipment.     Except as permitted by
                    -------------------------
Section 3.25, the Company and the Guarantors will not,
------------
and will not purport to, sell, assign, lease, transfer or dispose of any of the Equipment, except that, unless and until an Event of Default shall have occurred and be continuing, the Company and the Guarantors shall have the right at any time and from time to time, freely and without hindrance on the part of the Trustees or any of the Registered Owners of the Notes and without any release from or consent of the Trustees or any of the Registered Owners of the Notes, to demolish, dismantle, tear down, scrap, abandon, surrender, sell or otherwise dispose of, free from the lien of this Indenture, Equipment which has become worn out, obsolete, unserviceable, unfit, unprofitable or unnecessary for use in the conduct of the business of the Company and the Guarantors, provided that such Equipment shall be replaced by other Equipment in at last as good operating condition as, and having a value and utility at least equal to, the Equipment replaced, assuming such replaced Equipment was in the condition and repair required to be maintained by the terms hereof. All replacement Equipment shall be free and clear of all Liens except the Permitted Liens.

     Section 4.3. Confirmatory Instruments.  The Trustees shall, from time to
                  -------------------------
time, execute any release or other written instrument to confirm any action taken or to be taken by the Company or the Guarantors under Section 4.1 or 4.2
                                                            -----------    ---
upon receipt by the Trustees of a request from the Company for the same together with a certificate of an officer of the Company stating that the action so to be confirmed was duly taken or is to be duly taken in conformity with Section 4.1
                                                                   -----------
or 4.2.
   ---

     Section 4.4. Purchaser Protected.  No purchaser in good faith of property
                  -------------------
purporting to be released herefrom shall be bound to ascertain the authority of the Trustees to execute the release or to inquire as to the existence of any condition herein provided for the exercise of such authority; nor shall any purchaser or grantee of any property of rights permitted by this Article 4 to be
                                                                 ---------
sold, granted, exchanged or otherwise disposed of by the Company or a Guarantor, be under any obligation to ascertain or inquire into the authority of the Company to make any Such sale, grant, exchange or other disposition. Any release executed by the Trustees shall be sufficient for the purpose of this Indenture and shall constitute a good and valid release of the property therein described from the lien of this Indenture to the extent provided in such release.

     Section 4.5. Lien on Remaining Mortgaged Property.  No release of any part
                  ------------------------------------
of the Mortgaged Property shall in any way alter, vary or diminish the lien of this Indenture on the remainder of the Mortgaged Property.

     Section 4.6. Release of Vacaville Facility and Recording of Indenture.  It
                  ---------------------------------------------------------
is understood and acknowledged that Company is in the process of constructing the Las Vegas Facility, with the anticipated completion date of December 15, 1994. It is the intention of the Company to consolidate the Company's operations presently being undertaken at the Vacaville Facility at the Las Vegas Facility, and to sell or otherwise dispose of the Vacaville Facility.

     The Trustees agree to release the Vacaville Facility from the lien of this Indenture upon satisfaction of the Trustees and the Registered Owners that the Las Vegas Facility has been made subject to this Indenture and has become a part of the Mortgaged Property and that all of the covenants, representations and warranties of this Indenture and the Note Purchase Agreement are true and correct and apply fully to the Las Vegas Facility including, but not limited to, establishment of a first priority mortgage lien thereon in favor of the Trustees (and provided there shall be no other consensual liens or liens arising out of the construction of the Improvements) and receipt of appraisals, surveys, and title policies as to such Las Vegas Facility in accordance with this Indenture and the Note Purchase Agreement. Provided, that in the event the Las Vegas Facility has not been completed at the time of the Closing of the sale of the Vacaville Facility and therefore this Indenture will not constitute a first mortgage lien thereon due to the lien of construction financing, the Trustees agree to release the Vacaville Facility from the lien of this Indenture upon receipt by the Trustees of the proceeds Of such sale in the escrow account established in Section 5.4 of this Indenture.

     Notwithstanding the provisions of Section 3.3 this Indenture will not be
                                       -----------
recorded in Clark County, Nevada except in accordance with this Section 4.6.
                                                                -----------
     Concurrently with and as a condition precedent to any release of the Vacaville Facility, or of the proceeds thereof placed in escrow in accordance with the foregoing if the Las Vegas Facility was not completed at the time of the sale of the Vacaville Facility, as the case may be, Company shall and effective as of such time does hereby declare the Las Vegas Facility to be and become Mortgaged Property hereunder and Grants to the Trustees the Las Vegas Facility, and the provisions of Section 3.11 shall be applicable to the Las
                                ------------
Vegas Facility as, but not limited to, after acquired property, and this Indenture shall be recorded in Clark County, Nevada, with the County Recorder. In addition, and as a further condition precedent to such a release, Trustees shall receive an opinion of Nevada counsel similar to the opinions described in
Section 4.G. of the Note Purchase Agreement.

                                   ARTICLE 5

                             APPLICATION OF MONEYS

     Section 5.1. Proceeds of Insurance and Condemnation Awards; Restoration.
                  -----------------------------------------------------------
(a) Moneys received by the Trustees as payment for casualty loss (excluding inventory insurance and business interruption insurance and similar coverage not intended to compensate for the property loss) under any policy of insurance or as an award or compensation for the taking, in condemnation or other eminent domain proceedings, of any Facility or any part thereof or interest therein, shall (i) at the election of the Required Holders in their sole discretion (or if such amount is less than $250,000, at the election of the Company), either be
(A) paid over or assigned either in their entirety or in a lesser amount (the balance to be applied in accordance with the following clause (B) of this
Section 5.1(a)(i)) to the Company for Restoration (as defined below) of the
-----------------
affected Facility in accordance with Section 5.1(b) (after deduction
                                     --------------
therefrom all costs and expenses, including without limitation attorneys' fees, costs and disbursements, incurred by the Trustees and the Beneficiaries in connection with the collection thereof), provided no Default or Event of Default shall have occurred and be continuing, or (B) applied on the next succeeding principal and interest payment date for the Notes, but after the regular payment of the interest and prepayment of principal, if any, due and payable on such date, first, to the prepayment of the Notes pursuant to Section 6.2 and second,
      -----                                             -----------     ------
the excess, if any, shall be paid over or assigned, if no Default or Event or Default shall have occurred and be continuing, to the Company or upon its written order, or (ii) if such amount is less than $100,000 and no Default or Event of Default shall have occurred and be continuing, be paid over or assigned to the Company for Restoration of the affected Facility in accordance with
Section 5.1(b).
--------------

     (b) If any Facility or any portion thereof becomes damaged, destroyed or injured by fire or other casualty (whether insured or uninsured) or is the subject of a taking, in condemnation or other eminent domain proceedings, the Company will give immediate notice thereof to the Trustees and the Beneficiaries and, provided that the Required Holders shall have elected to apply the proceeds of the insurance paid with respect thereto (if any), or the award with respect to such taking to the Company toward the restoration of the Facility in accordance with the provisions of Section 5.1(a)(i), or if the amount thereof is
                                  -----------------
less than $100,000 and, pursuant to Section 5.1(a)(ii), is paid to the Company,
                                    ------------------
then the Company promptly will commence and diligently will continue and complete the repair, restoration, replacement or rebuilding ("Restoration") of such Facility or portion thereof so damaged, destroyed, injured or taken substantially to its value, condition and character immediately prior to such damage, destruction, injury or taking, in accordance with plans and specifications (bearing the signed approval of an architect Satisfactory to the Required Holders) which shall have been approved by the Required Holders prior to the commencement of such Restoration. The Company diligently will complete, and pay for the cost of, the Restoration of the Facility located on the Site which is at any time in the process of construction, alteration or Restoration. Notwithstanding any damage to, or destruction of, or injury to, a Facility or any portion thereof by fire or other casualty or any taking of any Facility, the Company will continue to make all payments due under the Notes, this Indenture and the other Operative Documents in accordance with their respective terms. Any insurance proceeds or condemnation awards remaining after completion of such Restoration shall be retained by the Trustees and shall be applied to the payment of the Obligations in accordance with Section 5.1(a)(i)(B).
                   --------------------

     Section 5.2. Moneys Held as Mortgaged Property. Moneys held by the Trustees
                  ---------------------------------
pursuant to any provision of this Indenture (other than the Escrow), shall, at the election of the Required Holders, be applied to the cure of any Default or Event of Default or be held as part of the Mortgaged Property as a special deposit in trust as held pending application thereof in accordance with the other provisions of this Article 5. Such moneys held by the Trustees shall be
                         ---------
invested in short term (90 days maturity or less) United States Treasury obligations, with interest thereon paid to the Company.

     Section 5.3. Proceeds During Default.  Any amounts retained by the Trustees
                  -----------------------
pursuant to any provision of this Indenture due to the existence of a Default or an Event of Default shall be held as provided in Section 5.2, and upon the
                                                 -----------
occurrence of an Event of Default, may be applied in payment of any amount then due and owing under this Indenture.

     Section 5.4. Escrow.  There is hereby established a special escrow fund and
                  ------
account to be held and administered by the Trustees in accordance with this Section (the "Escrow"). The Escrow shall be comprised of (i) the proceeds from the sale of the Notes pursuant to the Note Purchase Agreement to the extent such proceeds have not been used to satisfy the indebtedness against the Vacaville Facility and the Boise Facility, and (ii) the proceeds of the sale of the Vacaville Facility as provided in Section 4.6 of this Indenture. The Trustees shall remit to the holders of Liens against the Vacaville Facility and the Boise Facility, as of the Closing Date, such of the proceeds from the sale of the Notes as shall be necessary to satisfy and discharge such Liens, and shall disburse to persons designated by the Company (or to the Company) costs of this transaction not to exceed an aggregate of $300,000.

     The Escrow shall be held by the Trustees in a segregated account which shall be invested in United States Treasury obligations and/or money market funds which invest solely in United

States Treasury obligations as the Trustees shall be directed in writing by the Company. All earnings on the Escrow shall be paid to and shall be the sole property of the Company.

     At such time as the construction of the Las Vegas Facility has been completed and this Indenture has been insured as a first mortgage lien thereon, and the other conditions described in Section 4.6 have been satisfied with respect to the Las Vegas Facility, the Escrow shall be closed and any remaining funds held therein shall be distributed to the Company. Provided, however, that the funds in the Escrow may be applied directly to the payment and satisfaction of any prior or paramount Liens against the Las Vegas Facility for the purpose of assuring the first mortgage lien of this Indenture thereon. Until the release of such funds and the close of the Escrow the funds and the Escrow are assigned by the Company to the Trustees, and the Trustees are granted a security interest therein, to further secure the performance by the Company of the Obligations.

                                  ARTICLE 6

                             PREPAYMENT OF NOTES

     Section 6.1. Mandatory Prepayments of Notes.  On August 1, 1998 and on the
                  ------------------------------
first day of each third month thereafter to and including May 1, 2004 (so long as any of the Notes shall be Outstanding), the Company will prepay $333,333.33 aggregate principal amount of the Notes (or, if less, the unpaid balance thereof), in each case at the principal amount so to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium, and allocated as provided in Section 6.4. No partial prepayment of Notes pursuant to
                         -----------
Section 6.2 shall relieve the Company to any extent from its obligation to make
-----------
mandatory prepayments pursuant to this Section 6.1 so long as any Notes shall
                                       -----------
remain Outstanding.

     Section 6.2. Optional Prepayment of Notes.  Upon notice given as provided
                  ----------------------------
in Section 6.3, the Company may at any time prepay the Notes as a whole, or from
   -----------
time to time in part (in a minimum amount of $500,000 and otherwise in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus an amount equal to the Makewhole Premium Amount for each such Note.

     Section 6.3. Notice of Prepayment; Makewhole Computations.  The Company
                  --------------------------------------------
shall call Notes for prepayment pursuant to Section 6.2 by giving written
                                            -----------
notice thereof to the Indenture Trustee and to each Registered Owner of a Note which notice shall be given not less than 30 nor more than 60 days prior to the date fixed for such prepayment, shall specify the principal amount so to be prepaid and the date fixed for such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes so to be prepaid as specified in such notice, together with interest accrued thereon to the date of such prepayment, plus the Makewhole Premium Amount, if any, with respect to each such Note, shall become due and payable on the specified prepayment date.

     The Makewhole Premium Amount to be paid in connection with any prepayment of Notes pursuant to Section 6.2 shall be determined by the Company and written
                     -----------
notice of the amount thereof shall be furnished to the Indenture Trustee and each Registered Owner of a Note at least two Business Days prior to the date fixed for such prepayment, which notice shall be accompanied by a certificate of a principal financial officer of the Company setting forth in reasonable detail the computation thereof and the methodology and assumptions made in connection therewith and attaching a copy of the source of the market data by reference to which the Treasury Yield was determined in connection with such computations.

     Section 6.4. Allocation of Partial Prepayments.  In the event of any
                  ---------------------------------
prepayment of less than all of the Outstanding Notes pursuant to Section 6.1 or
                                                                 -----------
6.2, the Company will allocate the principal amount so to be prepaid among all
---
Outstanding Notes in proportion to the respective unpaid principal amounts thereof.

     Section 6.5. Surrender of Notes; Notation Thereon.  Subject to the
                  ------------------------------------
provisions of Section 2.2, the Company may, as a condition of payment on account
              -----------
of any Note, require the holder of such Note to present such Note to the Indenture Trustee for notation of such payment and, if such Note be paid in full, require the surrender thereof to the Indenture Trustee.

     Section 6.6. Purchase of Notes.  The Company will not, and will not permit
                  -----------------
any Subsidiary or Affiliate to, acquire directly or indirectly by purchase or prepayment or otherwise any of the Outstanding Notes except (a) by way of payment or prepayment in accordance with the provisions of the Notes and of this Indenture or (b) pursuant to an offer to purchase made by the Company or any Affiliate to the Registered Owners of all Notes at the time outstanding upon the same terms and conditions. All Notes purchased by the Company or any Affiliate in accordance with this Section 6.6 shall be cancelled and no Notes shall be
                        -----------
issued in substitution or exchange therefor.

     Section 6.7. Maturity.  In all events, the Notes will mature May 1, 2004,
                  --------
at which time the entire remaining principal balance and all unpaid accrued interest shall be due and payable in full.

                                  ARTICLE 7

                             DEFAULT AND REMEDIES

     Section 7.1 Events of Default.  Each of the following, whether voluntary or
                 -----------------
involuntary, shall constitute an "Event of Default" hereunder:

     (a) Non-Payment of Interest.  Default in the payment when due of any
         -----------------------
interest on any Note and continuance of such default for a period of five days.

     (b) Non-Payment of Principal or Premium.  Default in the payment when due
         -----------------------------------
of all or any part of the principal of, or premium on, any Note, whether at stated maturity, by acceleration, by notice of prepayment or otherwise.

     (c) Other Payments.  Default in the payment when due of any other
         --------------
Obligation, including any amount payable by the Company under this Indenture or the Note Purchase Agreement, and continuance of such default for a period of ten days.

     (d) Non-Compliance with Certain Provisions.  Default in the performance or
         --------------------------------------
observance by the Company of any provision of Sections 3.1, 3.8, 3.9(a), 3.12,
                                              --------------------------------
3.21, 3.22, 3.23, 3.24, 3.25, and 3.27.
--------------------------------------

     (e) Other Covenants.  Default in the performance or observance by the
         ---------------
Company or any provision of this Indenture or the Note Purchase Agreement, and continuance of such default for thirty days.

     (f) Representations and Warranties.  Any representation or warranty made by
         ------------------------------
the Company or any Subsidiary in this Indenture or the Note Purchase Agreement or any other certificate or other instrument delivered pursuant hereto or thereto, proves to be inaccurate or incorrect or is breached or false or misleading, in all cases in any material respect, as of the date such representation or warranty is made or deemed made or reaffirmed.

     (g) Default under Other Debt.  Default Shall be made in any payment of the
         ------------------------
principal of or premium or interest on any Debt of the Company or any Subsidiary which is outstanding in an aggregate unpaid principal amount equal to or exceeding $500,000, when and as the same shall become due and payable (whether at stated maturity, by notice of prepayment or otherwise), and any applicable grace period shall have expired; or any other event shall occur or condition shall exist in respect of any Debt of the Company or any Subsidiary which is outstanding in an aggregate unpaid principal amount equal to or exceeding $500,000, or under any agreement or instrument relating to any such debt, the effect of which is to cause (or permit the holder of such debt or a trustee to cause) the acceleration of the maturity of such Debt or to require the repayment or repurchase of such Debt.

     (h) Bankruptcy, Insolvency, etc.  The Company or any Subsidiary shall (1)
         ----------------------------
apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under any law relating to bankruptcy, insolvency or reorganization, (5) file a petition seeking to take advantage of any other law providing for the relief of debtors, (6) fail to controvert in a timely or appropriate manner (but within thirty days in any event), or acquiesce in writing to, any petition filed against it in an involuntary case under any law relating to bankruptcy, insolvency or reorganization, (7) take any action under the laws of its jurisdiction or incorporation analogous to any of the foregoing, or (8) take any corporate action for the purpose of effecting any of the foregoing.

     (i) Involuntary Proceedings.  A proceeding or case shall be commenced,
         -----------------------
without the application or consent of the Company or any Subsidiary in any court of competent jurisdiction seeking (1) its liquidation, reorganization, dissolution or winding up, or composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator, encumbrancer or the like of it or of all or any substantial part of its assets or (3) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of thirty days; or an order for relief shall be entered in an involuntary case under any law relating to bankruptcy, insolvency or reorganization against the Company or any Subsidiary.

     (j) Final Judgment for Payment of Money.  Any final judgment for the
         -----------------------------------
payment of money shall be rendered by a court of competent jurisdiction against the Company or any Subsidiary and the Company or such Subsidiary shall not discharge the terms, or procure a stay of execution thereof within sixty days from the date of entry thereof and within said period of sixty days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and the maximum liability for such judgment together with all other such judgments not covered by insurance proceeds actually received by the Company or such Subsidiary shall equal or exceed in the aggregate $500,000.

Then in every such case, during the continuance of any Event of Default:

     I . Upon the occurrence of an Event of Default with respect to the Company described in subsection (h) or (i) above, the entire unpaid principal amount of all Notes shall automatically be due and payable, together with interest accrued thereon and, to the extent permitted by law, the Makewhole Premium Amount, if any, for each Note that would be payable if the Company had elected to prepay such Note in full pursuant to Section 6.2 on the date of acceleration, all
                              -----------
without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. Upon the occurrence of any other Event of Default, the Trustees, by notice to the Company, may, and upon the request of the Registered Owners of 30% of the unpaid principal amount of the Outstanding Notes, shall, declare the entire unpaid principal amount of all Notes to be due and payable immediately, together with the interest accrued thereon and, to the extent permitted by law, the Makewhole Premium Amount, if any, for each Note that would be payable if the Company had elected to prepay such Note in full pursuant to Section 6.2 on the date of acceleration, provided that during the
            -----------
existence of an Event of Default described in subsection (a) or (b) above with respect to any Note the Registered Owner of such Note may, by written notice to the Company, declare such Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereof and, to the extent permitted by law, the Makewhole Premium Amount, if any, for each Note that would be payable if the Company had elected to prepay such Note in full pursuant to
Section 6.2 on the date of acceleration.  If the Registered Owner of any Note
-----------
shall exercise the option specified in the proviso to the preceding sentence of this Paragraph I, the Company will forthwith give written notice thereof to the Registered Owners of all other Outstanding Notes and each such Registered Owner may (whether or not such notice is given or received), by written notice to the Company, declare the principal of all Notes held by it to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and the Makewhole Premium Amount, if any, for each Note that would be payable if the Company had elected to prepay such Note in full pursuant to Section 6.2 on the date of acceleration.
            -----------

     II. Either Trustee personally, or by such Trustee's agents or attorneys, may enter into and upon the Facilities and may exclude the Company and its agents and servants wholly therefrom; and, at the expense of the Mortgaged Property, may use, operate, manage and control the same and conduct the business thereof, may maintain and restore the Facilities, may insure and reinsure the Same and may make all necessary or proper repairs, renewals and replacements and any useful alterations, additions, betterments and improvements thereto and thereon, all as the Trustees may deem advisable; and in every case, the Trustees shall have the right to manage and operate the Facilities and to carry on the business thereof and exercise all rights and powers of the Company with respect thereto either in the name of the Company or otherwise as the Trustees shall deem best. The Trustees shall be entitled to collect and receive all earnings, revenues, rents, issues, awards, proceeds, profits and income of the Mortgaged Property and said earnings, revenues, rents, issues, awards, proceeds, profits and income of the Mortgaged Property are hereby assigned to the Trustees, their respective successors and assigns. After deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property, as well as reasonable compensation for the services of all attorneys, servants and agents by the trustees properly engaged and employed (including compensation and expenses in connection with any appeal), the moneys arising as aforesaid shall be applied as follows:

         (1) in case the Notes have not been declared due and payable as described in Paragraph I above, first to the mandatory prepayments of principal and scheduled payments of interest on the Notes, when and as the same shall become payable, and second to the payment of any other sums required to be paid by the Company under this Indenture; or

         (2) in case the Notes shall have been declared due and payable as described in Paragraph I above, in the order of priorities set forth in clauses second, third, fourth and fifth of Section 7.2(e).
                                                        --------------

     III. The Trustees shall have the right to foreclose the lien of this Indenture by notice and sale under the power of sale or to proceed by judicial foreclosure, in either case in accordance with applicable law.

         (A) The Trustees, with or without entry, personally or by their agents or attorneys, may exercise the power of sale hereby conveyed and granted by the Company and Guarantors and sell the Mortgaged Property and all estate, right, title, interest, claim and demand therein and right of redemption thereof at one or more private or public sales, as an entirety or in parcels and at such times and places and upon such terms as may be specified in the notice or notices of sale to be given to the Company and Guarantors or as may be required by law. Any number of sales may be conducted from time to time. The power of sale shall not be exhausted by any one or more of such sales as to any part of the Mortgaged Property remaining unsold, but shall continue unimpaired until all of the Mortgaged Property shall have been sold or the Notes and all indebtedness of the Company secured hereby shall have been paid.

         (B) In addition, the Trustees will have and may exercise the statutory power of sale provided by the laws of the State of California governing trust deeds with respect to Mortgaged Property within the State of California, and the Trustees will have and may exercise the statutory power to foreclose a trust deed by advertisement and sale as provided by the laws of the State of Idaho with respect to Mortgaged Property within the State of Idaho and by the laws of the State of Nevada with respect to Mortgaged Property within the State of Nevada.

     IV. The Trustees may take all steps to protect and enforce their rights and remedies provided hereby or by applicable law, whether by action, suit or proceeding in equity or at law (for the complete or partial foreclosure hereof, for the specific performance of any covenant, condition or agreement contained in the Notes or herein or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy) or otherwise as the Trustees shall deem most effectual to protect and enforce the same.

     V. The Trustees will have all the rights and remedies provided to a secured party by the Uniform Commercial Code with respect to such portion of the Mortgaged Property as is governed by the Uniform Commercial Code, and this instrument shall constitute a security agreement under the Uniform Commercial Code.

     Section 7.2. Sale of Mortgaged Property; Application of Proceeds. (a) The
                  ----------------------------------------------------
Trustees may postpone any sale of all or any part of the Mortgaged Property under or by virtue of this Article by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

     (b) Upon the completion of any sale or sales made by the Trustees under or by virtue of this Article, the Trustees shall execute and deliver to the purchaser good and sufficient deeds and other instruments conveying, assigning and transferring all of their estate, right, title and interest in and to the property and rights sold. The Trustees are hereby irrevocably appointed the true and lawful attorneys of the Company and any subsequent owner of the Mortgaged Property or any part thereof to make, in their own name and stead or in the name of the Company or any such subsequent owner, all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose the Trustees may execute all necessary deeds and instruments of assignment and transfer and may substitute persons with like power, the Company and every such subsequent owner hereby ratifying and confirming all that their said attorneys or such substitutes shall lawfully do by virtue hereof. Nevertheless, the Company and any such subsequent owner, if so requested by the Trustees, shall ratify and confirm any such sale by executing and delivering to the Trustees, without recourse, or to such purchaser any instrument which, in the judgment of the Trustees, is suitable or appropriate therefor. Any such sale made under or by virtue of this Article, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Company and any Person claiming from, through or under the Company in and to the property and rights so sold, and shall be a perpetual bar at law and in equity against the Company and its successors, assigns and any and all persons who claim or may claim the same from, through or under any of them.

     (c) The receipt of the Trustees, or either of them of the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the Mortgaged

Property sold as aforesaid; and no such purchaser or its representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any purpose hereof, shall be answerable in any manner whatsoever for any loss, misapplication or non-application of any of such purchase money or shall be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     (d) In the event of any sale made under or by virtue of this Article (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of and interest on the Notes and all other sums required to be paid by the Company pursuant hereto, if not previously due and payable, shall immediately become due and payable, anything in the Notes or in this Indenture to the contrary notwithstanding.

     (e) The purchase money, proceeds or avails of any sales made under or by virtue of this Article, together with any other sums which then may be held by the Trustees as part of the Mortgaged Property or the proceeds thereof, whether under the provisions of this Article or otherwise, Shall be applied to the extent not prohibited by applicable law: first, to the payment of the costs and
                                         -----
expenses of such sale, including reasonable compensation to the Trustees, their agents and counsel, and of any judicial proceedings wherein the same may be made; second, to the payment of the whole amount then owing on the Notes for
      ------
premium, if any; third, to the payment of the whole amount then owing on the
                 -----
Notes for interest; fourth, to the payment of the whole amount then owing on the
                    ------
Notes for principal; fifth, to the payment of any other sums secured by this
                     -----
Indenture; and sixth, to the payment of the surplus, if any, to whomsoever shall
               -----
be lawfully entitled thereto.

     (f) In case of any proceedings against or involving the Company in insolvency or bankruptcy (including any proceedings under any federal or state bankruptcy or insolvency statute or similar law) or any proceedings for its reorganization or involving the liquidation of its assets, the Trustees shall be entitled to prove the whole amount of principal, interest and premium, if any, due upon the Notes to the full amount thereof and all other payments, charges and costs due under this Indenture without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no case shall be the Trustees receive a greater amount than such principal, interest and premium, if any, and such other payments, charges and costs from the aggregate amount of the proceeds of all sales of the Mortgaged Property and the distribution from the estate of the Company.

     Section 7.3.   Purchase by the Trustees.  Upon any sale made under or by
                    ------------------------
virtue of this Article (whether made under any power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), to the extent permitted by applicable law, the Trustees, on behalf of the Registered Owners of the Notes, may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of the Company secured by this Indenture the net proceeds of sale after deduction of all costs, expenses, compensations and other charges to be paid therefrom as herein provided and any other sums which the Trustees are authorized to deduct under this Indenture. The Person making such sale shall accept such settlement without requiring the production of the Notes, and without such production there shall be deemed credited thereon the net proceeds of sale ascertained and established as aforesaid. The Trustees, or either of them, upon so acquiring the Mortgaged Property or any part thereof, shall be entitled to hold, deal with and sell the same in any manner permitted by applicable laws.

     Section 7.4. Receivers.  After the happening of any Event of Default
                  ---------
hereunder, immediately upon the commencement of any legal proceeding by the Trustees for or in aid of the enforcement of the Notes or of this Indenture, and without regard to the adequacy of the security of the Mortgaged Property, the Trustees shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof, and the Company hereby irrevocably consents to any such appointment.

     Section 7.5. Suits by the Trustees.  All rights of action under this
                  ---------------------
Indenture or under any of the Notes may be enforced by the Trustees without the possession of any of the Notes and without the production thereof at any trial or other proceeding relative thereto. A copy of any Note, if properly certified by the Trustees to be true and correct, shall constitute conclusive evidence of all matters that could be proven by production of the original of that Note in any trial or proceeding relative thereto. Any such suit or proceeding instituted by the Trustees shall be brought in their names as the Trustees, and any recovery of judgment shall be, subject to the rights of the Trustees for the ratable benefit of the Registered Owners of the Notes.

     Section 7.6. Waiver of Remedies.  The Trustees, subject to the proviso to
                  ------------------
this sentence, upon the request of the Registered Owners of at least 66 2/3% of the unpaid principal amount of Outstanding Notes shall waive any Default or Event of Default and its consequences, except a Default or Event of Default (i) in the payment or prepayment of the principal and interest and premium, if any, on any Notes when and as the same shall become due and payable or (ii) depriving the Trustees or the Registered Owner of any Note or a lien upon the Mortgaged Property, waiver of which Defaults or Events of Default specified in clause (i) or (ii) above shall require the consent of all Registered Owners at the time; provided, however, that if the Registered Owner shall have exercised the option specified in the proviso to Paragraph I of Section 7.1 to accelerate such Note and not all
                  -----------    -----------
of the Registered Owners of Outstanding Notes shall have exercised their option specified in the last sentence of Paragraph I of Section 7.1 to accelerate their
                                  -----------    -----------
respective Notes, then in such case the Registered Owners of the Notes who have so exercised such option to accelerate such Notes specified in such proviso or Such last sentence, as the case may be, by written notice to the Company, may rescind and annul any such acceleration and its consequences; but no Such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon. In case of any such waiver or in case any proceeding taken on account of any such Default or Event of Default shall have been discontinued or abandoned or determined adversely to the Trustees, then and in every Such case, the Company, the Trustees and the Registered Owners of the Notes shall be restored to their former positions and rights hereunder respectively. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 7.7. Remedies Cumulative.  No remedy herein conferred upon or
                  -------------------
reserved to the Trustees or the Registered Owners of the Notes is intended to be exclusive of any other remedy or remedies, and each Such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of the Trustees to exercise any right or power accruing upon any Event of Default Shall impair any such Event of Default or in acquiescence therein, and every power and remedy of the Trustees hereunder may be exercised from time to time and as often as may be deemed expedient by the Trustees or the Registered Owners Of the Notes. No delay or omission of the Trustees or the Registered Owners of the Notes to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein.

     Section 7.8. Waiver of Rights - The Company agrees that it will not at any
                  ----------------
time or in any manner whatever claim or take any benefit of any stay, extension or moratorium law which may affect the terms of this Indenture; nor claim or take any benefit of any law providing for the valuation or appraisal of the Mortgaged Property or any part thereof prior to any sale thereof; nor, prior to or after any such sale, claim or exercise any right to redeem the property so sold or to be sold or any part thereof; and the Company hereby expressly waives all benefit or advantage of any such law and covenants not to hinder delay or impede the execution of any power or remedy herein granted or available at law or in equity, but to suffer and permit the execution of every power and remedy as though no such law existed. The Company waives all right to have the Mortgaged Property marshalled upon any foreclosure hereof.

     Section 7.9. Retention of Possession.  Notwithstanding the appointment of
                  -----------------------
any receiver, liquidator or trustee of the Company, or of any of its property, or of the Mortgaged Property or any part thereof, the Trustees shall be entitled to retain possession and control of all property now or hereafter granted to or held by the Trustees under this Indenture.

     Section 7.10. Direction of Remedies.  Subject to the proviso contained in
                   ---------------------
Paragraph I of Section 7.1, the Required Holders shall have the right by an
-----------    -----------
instrument in writing delivered to the Trustees to direct the time, method and place of conducting any proceeding for any remedy available to the Trustees with respect to this Indenture or of exercising any power or trust conferred upon the Trustees, and the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee in good faith shall, by action of the President or a Vice President of the Indenture Trustee, determine that the proceeding so directed would involve it in personal liability or would be unjustly prejudicial to the Registered Owners of Notes not joining in such direction. The Trustees, or either of them, shall not be liable with respect to any action taken or omitted to be taken by them in good faith in accordance with any written instruction furnished to the Trustees, or either of them, by the Required Holders (or Registered Owners of such other percentage of unpaid principal amount of Outstanding Notes provided for in this Indenture) in response to a written application by the Indenture Trustee therefor. It no such instrument or instruction has been received from the Required Holders, the Trustees, or either of them, may take such action, if any, as the Trustees or either of them, shall determine.

     7.11.  Suit by Registered Owners.  If an Event of Default shall have
            -------------------------
occurred and be continuing and the Registered Owner or Registered Owners of at least 30% of the unpaid principal amount of the Outstanding Notes shall have requested the Trustees, or either of them, to act with respect thereto against the Mortgaged Property as specified in Section 7.1 and the Indenture Trustee or
                                       -----------
the Individual Trustee, as the case may be, shall have failed so to act within fifteen days of such request, then and only then, subject to the next sentence of this Section 7.11, shall any Registered Owner have the right to institute
        ------------
proceedings against the Mortgaged Property for the collection of all moneys due and payable, whether for principal, interest or premium, if any, or any other indebtedness relating to the Notes. Notwithstanding anything herein to the contrary, no Registered Owner of a Note shall be entitled to take any judicial action or institute any suit to initiate foreclosure proceedings without respect to the Mortgaged Property located in the State of California or any part thereof or to enforce, by any judicial proceeding in the State of California, the payment of its Note or Notes, whether for principal, interest or premium, if any, or any other indebtedness thereunder, to the extent that the taking of such action or the institution or prosecution of any such suit or the entry of judgment therein would under applicable law result in a surrender, impairment, waiver or loss of the lien of this Indenture upon the Mortgaged Property located in the State of California, or any part thereof, as security for Notes held by any other Registered Owner of a Note.



     Section 7.12. Waiver of Certain Rights with Respect to Sale of the
                   ----------------------------------------------------
Security.  Grantors acknowledge that all or any part of the Obligations may
--------
become secured by certain other deeds of trust and security agreements covering property in addition to the Mortgaged Property covered by this Indenture. Said additional property shall, collectively with the Mortgaged Property covered by this Indenture, hereinafter be referred to as the "Security".

     (a) Marshalling.  Grantors hereby waive any marshalling equity or other
         -----------
right to inhibit, delay or restrict any sale or other disposition of the Security or any part thereof or to direct the order of such sale or sales or other disposition.

     (b) Notice of Sale.  Any power of sale granted to the Trustees or
         --------------
Beneficiaries in this Indenture may be exercised, pursuant to a single notice of trustee's sale, separately with respect to each and every item or parcel of Security or with respect to groups and assemblages of Security, in the Trustees' or the Beneficiaries' sole discretion, and may be exercised on separate days or at separate times or in separate places; the exercise of such power of sale shall not be an action for purposes of any law or statute pertaining to actions to enforce secured transactions.

     (c) Redemption and Valuation.  As and to the fullest extent permitted by
         ------------------------
law, Grantors waive any statutory right of redemption following any sale or other disposition of Security by the Trustees or Beneficiaries and any right to have Security which is sold or otherwise disposed of valued after such sale or disposition, so that the total deficiency then remaining may be bid in any order and in any part by the Trustees or Beneficiaries at any other sale until the debt is satisfied in full or the final deficiency then remaining shall be reducible to judgment against the Company by any court of competent jurisdiction; provided that, notwithstanding anything to the contrary contained in this Indenture or any other deed of trust or security agreement covering any of the Security, the value of the Security sold or otherwise disposed of shall, to the extent required by the law of the jurisdiction in which such Security is located, be taken into account before entering a deficiency judgment against the Company.

     (d) Defenses.  Any defense available to the Company with respect to or as a
         --------
result of a sale or other disposition of any Security pursuant to this section within one state shall not be available to the Company with respect to any Security located in any other state.

     (e) Sale of Security.  The Trustees or Beneficiaries shall be entitled to
         ----------------
sell or dispose of any Security or any part thereof pursuant to this Indenture or any other deed of trust or security agreement in any order and in any state or states, whether privately or by court proceeding for foreclosure, seizure, appointment of receiver or otherwise, without regard to any substantive or procedural defense, pleading bar, sanction or other remedy which would otherwise be available to the Company affecting Trustees' or Beneficiaries' sole discretion to sell or dispose of the Security or any part thereof in one action rather than in multiple actions, en masse rather than by parcel, or in satisfaction of all the indebtedness then secured by such Security rather than of any part of the indebtedness designated by Trustees' or Beneficiaries in their sole discretion, and for that purpose, and as and to the extent required to make the remaining waivers, representations and agreements Bet forth in this section and permitted by law, Grantors hereby disclaim any right and waive any defense under (i) California Code of Civil Procedure Section 580d, concerning the bar against rendition of a deficiency judgment after foreclosure under a power of sale, (ii) California Code of Civil Procedure Section 726, concerning the form of foreclosure proceedings with respect to real property security located in California, (iii) California Civil Code Section 1479, concerning the application of general performance under several obligations to one creditor,
(iv) California Civil Code Section 2924g(b), concerning the conduct of trustee's sales, and (v) California Civil Code Section 3433, concerning the relative rights of different creditors interested in the same property. Trustees or Beneficiaries shall be entitled to direct the manner of sale of all or any part of the Security at foreclosure such that payment in cash or other immediately available funds is received at the completion of said foreclosure, and Grantors hereby waive any claim to require said sale to be conducted on any other basis as to the timing and manner of payment of the purchase price.

                                  ARTICLE 8

                                 THE TRUSTEES

     Section 8.1. Rights and Obligations of Trustees.  The Trustees accept the
                  -----------------------------------
trusts hereby created and agree to perform their duties herein for the benefit of the Beneficiaries upon the following terms and conditions:

     (a) The Trustees shall have the full power and authority to do all things not inconsistent with the provisions of this Indenture or applicable law in order to enforce this Indenture or to take any action with respect to an Event of Default, or to institute, appear in or defend any suit or other proceeding with respect thereto, or to protect the interests of the Beneficiaries. Not in limitation of the foregoing, the Trustees shall have all of the rights and powers set forth in (i) Sections 2924 et seq. of the California Civil Code in
                                      -------
relation to the portion of the Mortgaged Property located in the State of California, (ii) Sections 45-1502 et seq. of the Idaho Code in relation to the
                                  -------
portion of Mortgaged Property located in the State of Idaho, and Sections
107.020 et seq. of the Nevada Revised Statutes in relation to the portion of
        -------
Mortgaged Property located in the State of Nevada. The Trustees shall not be answerable or accountable except for their own willful misconduct or gross negligence, and the Company agrees to indemnify and save harmless the Trustees from any liability and damages which they may incur or sustain in the exercise and performance of their powers and duties hereunder, nor shall the Trustees be accountable for the use of any proceeds from the sale of the Notes. The Indenture Trustee shall be obligated to timely make all required refilings of any financing statements referred to in Section 3.3 hereof (unless such
                                        -----------
refilings relate to original filings of which the Indenture Trustee has no knowledge), and upon request of any of the Beneficiaries, any other security documents necessary or appropriate to preserve the liens created hereby but shall have no obligation to take any action to protect, preserve or enforce any rights or interests in the Mortgaged Property or towards the execution or enforcement of the trusts hereby created which, in its opinion, shall be likely to involve expense or liability, unless the Beneficiaries shall furnish reasonable indemnity against such liability and expense to the Indenture Trustee. In accepting the trusts hereunder and the Mortgaged Property, the Trustees are acting solely as trustees hereunder and not in their individual capacities and all Persons, other than the Beneficiaries, having any claim against the Trustees arising by reason hereof (other than claims in respect of the gross negligence or willful misconduct of the Indenture Trustee or the Individual Trustee) shall look only to the Mortgaged Property for payment or satisfaction thereof. Unless and until an Event of Default shall have occurred and be continuing, the Trustees shall not be obligated to take any action under this Indenture or any document included in the Mortgaged Property except for the performance of such duties as are specifically set forth herein or therein and except as may be requested from time to time in writing by the Required Holders. If and so long as an Event of Default (of which the Trustees shall be deemed to have knowledge, as hereinafter provided) shall have occurred and be continuing, the Trustees shall exercise such rights, powers and remedies (whether vested in them by this Indenture or by law or in equity or by statute or otherwise) for the protection and enforcement of their rights under this Indenture and in respect of the Mortgaged
Property as the Trustees (in the absence of written instructions from the Beneficiaries pursuant to Section 7.10) may determine, and shall use the same
                          ------------
degree of care and skill in such exercise as a prudent person would use under the circumstances in the conduct of such person's own affairs.


     (b) The Trustees shall be entitled to receive the compensation from the Company for all services rendered by them hereunder prior to an Event of Default, and to be reimbursed for all proper disbursements incurred by them hereunder prior to an Event of Default, provided that no commissions shall be paid for the collection of moneys pursuant to the terms hereof. The Trustees shall be entitled to reasonable compensation for their services and reimbursement for all proper disbursements incurred by them upon or after an Event of Default, or instituting, appearing in or defending any suit or proceeding with respect thereto. All sums payable pursuant to this
Section 8.1(b) shall be secured by the lien of this Indenture.
--------------


     (c) The Trustees shall incur no liability in acting upon any signature, notice, request, consent, instrument, certificate, opinion, or other instrument reasonably believed by them in good faith to be genuine. In administering the trusts, the Trustees may execute any of the trusts or powers hereof directly or through their agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and employed by them, and the reasonable expenses thereof shall be paid by the Company, and the Trustees shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the advice of any such person.

     (d) The recitals and statements (other than express covenants of the Trustees) in this Indenture, the Note Purchase Agreement and the Notes (except for the Indenture Trustee's certificate of authentication endorsed on the Notes) shall not be considered as made by, or as imposing any obligation or liability upon, the Trustees. The Trustees make no covenant or representation as to the rights of the holders of the Notes, the title or interest of the Company in or to, or the condition of, the Mortgaged Property or the sufficiency of the security for the Notes or of this Indenture, except that the Trustees represent and warrant that this Indenture is valid, binding and enforceable in and with respect to the Trustees in accordance with its terms.

     (e) The Trustees shall have no duty to see to any recording, filing or registration of this Indenture, any instrument of further assurance, any instrument constituting part of the Mortgaged Property, or any amendments or supplements to any of said instruments, other than those refilings referred to in Section 8.1(a) above, or to see the payment of any fees, charges or taxes
   --------------
in connection therewith (and the Trustees may act with respect to the Notes and pay out deposited moneys without regard thereto), or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax, assessment or other governmental charge which may be levied or assessed on the Mortgaged Property or any part thereof or against the Company.

     (f) Whenever in administering the trust, the Trustees shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate or other instrument purporting to be signed by a Responsible Officer of the Company and delivered to the Trustees, and such certificate or other instrument shall be full warrant to the Trustees for any action taken, suffered or omitted by them on the faith thereof, but in their discretion the Trustees may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as may seem reasonable to them.

     (g) The Trustees shall have no obligation to see to the payment or discharge of any Liens (other than the lien of this Indenture and then only to the extent herein or therein provided, and Liens, if any, arising by reasons of their acts or omissions unrelated to the discharge of their duties as Trustees hereunder) upon the property included in the Mortgaged Property, or to see to the payment of the principal of, premium or interest on any obligation secured thereby or to the delivery or transfer to any person of any property released from any such Lien, or to give notice to or make demand upon any mortgagor, mortgagee or other Person for the delivery or transfer of any such property.

     (h) The Trustees shall have no duty to confirm or verify any schedules setting forth the interest and principal payments to be made on the Notes or any financial or other statements or reports or certificates furnished pursuant to any provision hereof, and, except as otherwise provided hereby they shall be under no other duty in respect of the same, except to retain the same in their files, and permit the inspection thereof at reasonable times by any of the Beneficiaries. The Trustees shall have no duty to exercise any right or perform any obligation, as assignee of the Company, under any Material Contract.

     (i) The Trustees shall not be concerned with or accountable to any Person for the use or application of any deposited moneys; which shall be released or withdrawn in accordance with the provisions hereof or of any property or securities or the proceeds thereof which shall be released from the lien of this Indenture in accordance with the provisions hereof.

     (j) The Trustees shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements herein contained, or contained in any other instruments, pledged or assigned to the Trustees hereunder, to be performed or observed by the Company or any party to any such other instruments. The Trustees shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default (except default in the payment of moneys to the Trustees which are required to be paid to the Trustees on or before a specified date or within a specified time after receipt by the Trustees of a notice or certificate which was in fact received and except default in the delivery of any certificate, opinion or other document expressly required to be delivered to the Trustees by any provision hereof), unless (i) the Trustees shall receive from the Company or any of the Beneficiaries written notice stating that a Default or Event of Default has occurred and specifying the same, or (ii) the Individual Trustee or a responsible officer in the corporate trust department of the Indenture Trustee shall otherwise obtain actual knowledge thereof and in the absence of such notice or such actual knowledge, the Trustees may conclusively assume that there is no such Default or Event of Default, except as aforesaid. As soon as practicable after receiving knowledge thereof, the Indenture Trustee shall notify all Beneficiaries and the Company of any Event of Default, and if such Event of Default is subsequently wholly cured or waived, the Indenture Trustee shall give notice to such effect to the Beneficiaries and the Company.

     (i) The Indenture Trustee shall forward to each of the Beneficiaries a copy of any financial report, certificate or communication submitted to the Trustees pursuant to this Indenture unless the Indenture Trustee has determined that said Person has actually received the same.

     Section 8.2.   The Individual Trustee.  The Individual Trustee shall be
                    ----------------------
subject to the following terms and conditions:

     (a) Subject to the provisions of Section 8.6, all rights, powers, duties
                                      -----------
and obligations conferred or imposed upon the Trustees shall be conferred or imposed solely upon and solely exercised and performed by the Indenture Trustee, except as expressly provided otherwise in this Indenture and except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee.

     (b) Any power granted by this Indenture to or which this Indenture provides may be exercised by the Individual Trustee shall not be exercised by him except jointly with, or with the written consent of, the Indenture Trustee.

     (c) The Individual Trustee may, at any time by an instrument in writing, constitute the Indenture Trustee or its successor in trust hereunder his agent or attorney-in-fact, with full power and authority, to the extent which may be permitted by law, to do any and all acts and things and exercise any and all discretion which he is authorized or permitted to do or exercise, for and in his behalf and in his name.

     Section 8.3. Resignation of Indenture Trustee.  The Indenture Trustee may
                  --------------------------------
resign and be discharged of the trusts by giving notice thereof to each of the Beneficiaries and the Company

(or any subsequent owner of the Company's interest in any property included in the Mortgaged Property), specifying the date (not less than sixty days after such-notice) when such resignation shall take effect. Notwithstanding the foregoing, no such resignation Shall take effect until the appointment and acceptance of a successor trustee pursuant to Section 8.4.

     Section 8.4. Successor Indenture Trustee. (a) The Indenture Trustee may be
                  ----------------------------
removed at any time by notice from the Required Holders. If the Indenture Trustee shall have given notice of its intention to resign, shall resign, be removed or otherwise be incapable of acting, or if the Indenture Trustee shall be taken under the control of any public officer or a receiver appointed by a court, or be adjudged a bankrupt or insolvent, then a successor may be appointed by the Required Holders; provided, however, that the Company may appoint a successor trustee to act until such successor shall be so appointed. The Company shall notify the Beneficiaries of any such appointment by the Company, but any successor trustee so appointed by the Company shall immediately and without further act be superseded by a successor trustee appointed by the Beneficiaries as above provided.

     (b) Any successor to the Indenture Trustee shall execute, acknowledge and deliver to its predecessor and the Company (or any subsequent owner of the Company's interest in the property included in the Mortgaged Property), an instrument accepting such appointment, and thereupon such successor, without any further act, deed or conveyance, unless otherwise required by applicable state law, shall become vested with all the estate, properties, rights, powers, duties and trusts of its predecessor in the trusts hereunder with like effect as if originally named as trustee herein; provided, however, that on the written request of the Company, any of the Beneficiaries or the successor trustee, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trust expressed in this Indenture, such estate, properties, rights, powers, duties and trusts and shall duly assign, transfer, deliver and pay over to such successor, any property and moneys subject to the lien of this Indenture and held by such predecessor. The successor Indenture Trustee shall deliver to each of the Beneficiaries and to the Company (or any subsequent owner of the Company's interest in the property included in the Mortgaged Property) a copy of any such instrument accepting appointment promptly after its execution thereof.

     (c) Any successor to the Indenture Trustee shall always be a bank or trust company organized under the laws of the United States of America or a State thereof licensed, chartered or regulated by the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation, the Federal Home Loan Bank Board, the Farm Credit Administration or the Bureau of Federal Credit Unions or any successor thereof, having a combined capital, surplus and undivided profits (as shown by its most recent financial statement published to its shareholders) aggregating at least $100,000,000 and a principal office in one of the forty-eight contiguous United States, in which it is duly authorized to act as a trustee.

     (d) Subject to the preceding subsection (c) any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation or conversion to which it shall be a party, shall be the successor to the Indenture Trustee without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 8.5. Resignation and Removal of Individual Trustee. (a) The
                  ---------------------------------------------
Individual Trustee may resign and be discharged of the trusts by notice thereof to the Beneficiaries, the Company (or any subsequent owner of the Company's interest in the property included in the Mortgaged Property) and the Indenture Trustee specifying the date (which shall be not less than thirty days after the date of such notice) when Such resignation shall take effect. Notwithstanding the foregoing, no such resignation shall take effect until the appointment of a successor Individual Trustee as hereinafter provided.

     (b) The Individual Trustee may be removed at any time by the Required Holders, by delivery of a notice of such removal to the Individual Trustee and the Indenture Trustee, or by the Indenture Trustee, by delivery of a notice of such removal to the Individual Trustee and the Beneficiaries.

     (c) If at any time the Individual Trustee shall die, resign or be removed or otherwise become incapable of acting, or if for any reason the office of Individual Trustee shall become vacant, a successor shall forthwith be appointed by the Indenture Trustee or, if the Indenture Trustee shall fail to make such appointment within sixty days after such occurrence, by the Required Holders.

     (d) Any successor to the Individual Trustee Shall execute, acknowledge and deliver to his predecessor, the Indenture Trustee and the Company (or any subsequent owner of the Company's interest in the property included in the Mortgaged Property), an instrument accepting such appointment, and thereupon such Person, without any further act or instrument unless otherwise required under applicable state law, Shall become vested with all the estates, properties, rights, powers, duties and trusts of his predecessor in the trusts hereunder with like effect as if originally named as Individual Trustee herein; provided, however, that on written request of any of the Beneficiaries, the Company, the Indenture Trustee or such successor, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts herein expressed, such estates, properties, rights, powers, duties and trusts, and shall duly assign, transfer, deliver and pay over to such successor, any property and money subject to the lien hereof held by such predecessor. The Indenture Trustee shall deliver to each of the Beneficiaries and the Company a copy of any such instrument accepting appointment promptly after the execution thereof by any successor to the Individual Trustee.

     Section 8.6. Separate and Co-Trustees. (a) If it deems such to be necessary
                  -------------------------
or prudent, the Indenture Trustee shall have the power to, and upon the written request of the Required Holders shall, appoint one or more Persons to act as separate trustees or co-trustees, jointly with the Indenture Trustee, of any of the property subject to the lien hereof, and any such Person shall be such separate trustee or co-trustee, with such powers and duties as shall be specified in such instrument.

     (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

         (1) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee, as shall be set forth in the instrument appointing him or it; provided, however, that such separate or co-trustee Shall take no action without the consent of the Indenture Trustee (unless the requirement for such consent shall be forbidden by law as to any particular application of such requirement);

         (2) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder, shall be exercised solely by the Indenture Trustee; and

         (3) the Indenture Trustee may at any time by written instrument accept the resignation of or, acting on behalf and direction of the Beneficiaries, remove any such separate trustee or co-trustee, and upon the request of the Indenture Trustee, the Company shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation, but the Indenture Trustee shall have the power to accept such resignation or to make Such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner provided in this Section.

     (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, either jointly with the Trustees, or separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Indenture; and every such instrument shall be filed with the Indenture Trustee. Any separate trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee his agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by him, for and in behalf of him and his name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in
Section 8.6(a).
--------------

     (d) Any notice, request or other writing, by or on behalf of the holders of the Notes delivered to the Indenture Trustee shall be deemed to have been delivered to the Individual Trustee, and all separate trustees and co-trustees.

     Section 8.7. Liability of Trustees.  No trustee hereunder shall be
                  ---------------------
personally liable by reason of any act or omission of any other trustee hereunder.

     Section 8.8. Segregation of Moneys. All moneys received by the Trustees
                  ---------------------
pursuant to this Indenture shall be held in trust for the purposes for which they were paid, but, except as otherwise provided herein and to the extent required by law, need not be segregated from any other moneys, and may be deposited by the Indenture Trustee under such general conditions as may be prescribed by law in the general banking department of the Indenture Trustee, and the Indenture Trustee shall not be liable for any interest thereon, except as otherwise provided herein.

     Section 8.9. Illegal Acts.  No provision of this Indenture or any amendment
                  ------------
or supplement hereto shall be deemed to impose any duty or obligation on the Trustees to perform any act in the execution of the trust or to exercise any right, power, duty or obligation conferred or imposed on them, which under any present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualification of the Trustees, but any such act and any such exercise shall be performed and exercised by any separate trustee or co-trustee appointed as provided in Section 8.6, provided, that the same shall not
                                 -----------
be unlawful or beyond his or its powers, authorization or qualification.

                                   ARTICLE 9

                       SUPPLEMENTAL INDENTURES; WAIVERS

     Section 9.1. General.  The Company and the Trustees may enter into
                  -------
indentures supplemental hereto or may waive (either generally or in a particular instance and either retroactively or prospectively) any provision of this Indenture or the Notes, as provided in this Article 9. The Trustees may, in
                                            ---------
their discretion, decline to enter into any supplemental indenture, or to execute any such instrument of waiver, if the Trustees' own rights, duties or immunities would be adversely affected. Whenever the consent of any of the Beneficiaries shall be required for the execution of a supplemental indenture, or instrument of waiver, it shall be sufficient if the substance of the supplemental indenture or instrument of waiver, is consented to, not its particular form. The Company and the Trustees agree to enter into a supplemental indenture at any time a Person not theretofore a Beneficiary under this Indenture becomes such as a result of the transfer of any Note pursuant hereto, upon the request of such new Beneficiary.

     Section 9.2. Without Consent of Beneficiaries.  Indentures supplemental
                  --------------------------------
hereto may be entered into without the consent of any of the Beneficiaries for any of the following purposes:

     (a) to correct or amplify the description of any property subject or intended to be subject to the lien of this Indenture;

     (b) to add property to the Mortgaged Property or to Grant additional property to the Trustees;

     (c) to increase obligations or duties owing to the Trustees, or to surrender any of the Company's rights hereunder; and

     (d) to reflect the identity of any new Beneficiary hereunder.

     Section 9.3. Consent of All Beneficiaries.  Without the consent of all of
                  ----------------------------
the Beneficiaries, no indenture supplemental hereto or instrument of waiver in respect hereof shall:

     (a) impair the right of any of the Beneficiaries to receive the payments and prepayments of principal, premium and interest on the Notes as now provided therein or herein;

     (b) change the rate or the time of payment of interest on any of the Notes, change the maturity of any of the Notes or affect the premium payable on any prepayment of a Note, without the consent of the Registered Owner of each Note so affected;

     (c) modify any of the provisions of this Indenture with respect to the payment or prepayment of any Note, or reduce the percentage of the principal amount of the Notes the Registered Owners of which are required to approve any such modification or effectuate any such modification or effectuate any such waiver, without the consent of the Registered Owners of all the Notes then outstanding;

     (d) permit the creation of any Lien on the property included in the Mortgaged Property except Permitted Liens or as otherwise permitted hereunder, or deprive any of the Beneficiaries of the benefit of the lien of this Indenture on the Mortgaged Property, provided in Section 4.6 above and except that any
                                       -----------
indenture supplemental hereto which Grants additional property to the Trustees may Grant such property subject to Permitted Liens; or

     (e) modify any of the percentages of the unpaid principal amounts of the Notes the consent of the Registered Owners of which are required for any consent or direction hereunder.

     Section 9.4. Consent of Less Than All Beneficiaries. Except as otherwise
                  ---------------------------------------
provided in Section 9.2 and 9.3, indentures supplemental hereto or instruments
            -----------     ---
of waiver with respect hereto may be entered into for any purposes with the consent of the Required Holders.

     Section 9.5. Exchange; Legend or Notation; Effect. (a) The Company or the
                  -------------------------------------
Indenture Trustee may require that the Notes bear a legend or other notation as to any matter provided for in any indenture supplemental hereto or instrument of waiver in respect hereof, or that new Notes be issued in exchange for the Notes, as provided in Article 2, but modified to conform to any modification effected
               ---------
by such supplemental indenture or waiver. Any such legend, notation or exchange shall, if requested by the Company, be at the cost and expense of the Company, and all legends, notations and modifications shall be in form approved by the Indenture Trustee.

     (b) The Indenture Trustee may require presentation of the Notes (on at least forty-five days' notice) at the Corporate Trust Office for the purpose of stamping, typing or printing any such legend or notation thereon, or may send stickers bearing such legend or notation to the Beneficiaries. The Beneficiaries shall affix such stickers to the Notes held by them.

     (c) Upon the execution of any indenture supplemental hereto this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Registered Owner of a Note theretofore or thereafter issued and delivered hereunder shall be bound thereby.

     Section 9.6. Consents in Writing.  Any consent of the Beneficiaries
                  -------------------
provided for in this Article 9 shall be embodied in or evidenced by one or any
                     ---------
number of concurrent instruments of substantially similar tenor and any such consent Shall become effective when such instrument or instruments are delivered to the Indenture Trustee.

     Section 9.7. Delivery of Supplements.  Promptly after the execution of any
                  -----------------------
indenture supplemental hereto the Company shall mail, first class postage prepaid, a conformed copy of such supplement to the Registered Owner of each Note at the address of such Registered Owner appearing on the Register. Any failure of the Company to give such notice, or any defect therein, Shall not, however, in any way impair or affect the validity of such supplement.



                                  ARTICLE 10

                                    GENERAL

     Section 10.1. Costs and Expenses. The Company agrees to indemnify, defend
                   ------------------
and hold harmless the Trustees and the Beneficiaries and each of their respective officers, directors, employees and agents from and against all loss, claims, damage, liabilities and expense, including without limitation attorneys fees, costs and disbursements, incurred in connection with any action of whatever kind taken in connection with this Indenture or any supplement or amendment hereto or waiver hereunder or any suit or proceeding in or to which the Trustees and the Beneficiaries may be made or become a party, including without limitation suits for the purpose of protecting or perfecting the lien or priority of this Indenture.

     Section 10.2. Operative Documents. The Company covenants that it will
                   -------------------
timely and fully perform and satisfy all the terms, covenants and conditions applicable to it of any and all Operative Documents.

     Section 10.3. Security Agreement; Fixture Filing.  This Indenture, to the
                   ----------------------------------
extent that it conveys or otherwise deals with personal property or with items of personal property which are or may become fixtures, shall also be construed as a security agreement under the Uniform Commercial Code as in effect in each state in which the Facilities are located, and this Indenture constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the Counties in which such

Facilities are located with respect to any and all fixtures included within the term "Mortgaged Property" as used herein and with respect to any Equipment or other personal property that may now be or hereafter become Such fixtures. If any item of Mortgaged Property hereunder also constitutes collateral granted to the Trustees or the Beneficiaries under any other mortgage, agreement, document, or instrument, in the event of any conflict between the provisions of this Indenture and the provisions of such other mortgage, agreement, document, or instrument relating to such collateral, the provision or provisions Selected by the Trustees shall control with respect to such collateral.

     Section 10.4. Reconveyance.  Upon full payment of all indebtedness secured
                   ------------
hereby and satisfaction of all the Obligations in accordance with their respective terms and at the time and in the manner provided, this conveyance shall be null and void, and thereafter, upon demand therefor, an appropriate instrument of reconveyance or release shall promptly be made, at the expense of the Company, by the Trustees to the Company.

     Section 10.5. Notices.  All communications, notices and consents provided
                   -------
for herein shall be in writing and be given in person or by overnight delivery service or by means of telex, facsimile or other wire transmission made before 5:00 P.M., recipient's time, on a Business Day and promptly confirmed by mail (with request for assurance of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (w) on delivery if given in person, (x) on the date of transmission if sent by facsimile transmission, (y) the next Business Day if delivered by overnight delivery service, or (z) three Business Days after being deposited in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid. Notices shall be addressed as follows:

     If to the Company:

          Big O Tires, Inc.
          11755 East Peakview Avenue
          Englewood, CO 80111
          Attention:  Chief Financial Officer
          Facsimile:  (303) 790-0225

     With a copy to the Company's General Counsel at the Company's address.

     If to the Trustees:

          The Bank of Cherry Creek, N.A.
          3033 East First Avenue
          Denver, Colorado 80206
          Attention:  Corporate Trust Department
          Facsimile:  (303) 329-9629
or at such other address as any party hereto may from time to designate by notice duly given in accordance with the provisions of this Section to the other parties hereto.

     Section 10.6. Successors; Gender.  All provisions hereof shall bind the
                   ------------------
Company, the Trustees, the Beneficiaries and their respective successors, vendees and assigns and shall inure to the benefit of the Trustees and the Beneficiaries and their respective successors and assigns, and the Company and its permitted successors and assigns. Except as expressly provided herein, the Company hall have no right to assign any of its rights hereunder or in any of the Mortgaged Property. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     Section 10.7. Care by the Beneficiaries or the Trustees.  The Beneficiaries
                   -----------------------------------------
or the Trustees shall be deemed to have exercised reasonable care in the custody and preservation of any of the Mortgaged Property in their possession if any of them take such action for that purpose as the Company requests in writing, but failure of the Beneficiaries or the Trustees to comply with any such request shall not be deemed to be (or to be evidence of) a failure to exercise reasonable care, and no failure of the Beneficiaries or the Trustees to preserve or protect any rights with respect to such Mortgaged Property against prior parties, or to do any act with respect to the preservation of such Mortgaged Property not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Mortgaged Property.

     Section 10.8. No Obligation on the Beneficiaries or the Trustees.  This
                   --------------------------------------------------
Indenture is intended only as security for the Obligations. Anything herein to the contrary notwithstanding, (i) the Company shall be and remain liable hereunder and with respect to the Mortgaged Property to perform all of the obligations assumed by the Company under this Indenture or with respect to each thereof, (ii) neither the Beneficiaries nor the Trustees shall have any obligation or liability hereunder or with respect to the Mortgaged Property by reason or arising out of this Indenture other than the obligation of the Trustees to act with respect to the Mortgaged Property as herein provided, and
(iii) neither the Beneficiaries nor the Trustees shall be required or obligated in any manner to perform or fulfill any of the obligations of the Company, under, pursuant to or with respect to any of the Mortgaged Property.

     Section 10.9.  No Waiver; Writing.  No delay on the part of the Trustees or
                    ------------------
the Beneficiaries in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Trustees or the Beneficiaries of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The granting or withholding of consent by the Trustees or the Beneficiaries to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions.



     Section 10.10. GOVERNING LAW; SEVERABILITY. THIS INDENTURE AND THE NOTES
                    ---------------------------  ----------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE
-----------------------------------------------------------------------------
STATE OF COLORADO; PROVIDED, HOWEVER, THAT THE PROVISIONS FOR THE CREATION,
---------------------------------------------------------------------------
PERFECTION AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED BY THIS
----------------------------------------------------------------------------
INDENTURE IN RESPECT OF ANY FACILITY AND THE FORECLOSURE OR POWER OF SALE
-------------------------------------------------------------------------
PROCEDURES SET FORTH IN THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN
----------------------------------------------------------------------------
ACCORDANCE WITH THE INTERNAL LAW OF THE STATE WHERE THE APPLICABLE FACILITY IS
------------------------------------------------------------------------------
LOCATED.  Whenever possible, each provision of this Indenture shall be
-------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Indenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Indenture.



     Section 10.11. Waiver.  The Company, on behalf of the Company, and all
                    ------
Persons now or hereafter interested in any of the Facilities or the Mortgaged Property, to the full extent permitted by applicable law, hereby waives all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute or limitations as a defense to any and all Obligations secured by this Indenture, and the Company agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Indenture or any of the Mortgaged Property. Without limiting the generality of the preceding sentence, the Company, on the Company's own behalf and on behalf of each and every Person acquiring any interest in or title to any Facility subsequent to the date of this Indenture, hereby irrevocably waives any and all rights of redemption from sale under any order or decree of foreclosure of this Indenture or under any power contained herein or therein or under any sale pursuant to any statute, order, decree or judgment of any court. The Company, for itself, and for all Persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Indenture, hereby expressly waives and releases all right to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or thereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Indenture or of any other security for any of said indebtedness.

     Section 10.12. No Merger.  It being the desire and intention of the parties
                    ---------
hereto that this Indenture and the lien hereof do not merge in fee simple title to the Facilities, it is hereby understood and agreed that should the Trustees or any of the Beneficiaries acquire an additional or other interests in or to the Facilities or the ownership thereof, then, unless a contrary intent is manifested by the Trustees as evidenced by an express statement to that effect in an appropriate document duly recorded, this Indenture and the liens hereof shall not merge in the fee simple title, toward the end of this Indenture may be foreclosed as if owned by a stranger to the fee simple title.

     Section 10.13. Beneficiaries or Trustees Not Joint Venturers or Partners.
                    ---------------------------------------------------------
The Company and the Trustees acknowledge and agree that in no event shall the Trustees or any of the Beneficiaries be deemed to be a partner or joint venturer with the Company. Without limitation of the foregoing, none of the Trustees or any of the Beneficiaries shall be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Indenture or pursuant to any other instrument or document evidencing or securing any of the Obligations secured hereby, or otherwise.

     Section 10.14.  No Third Party Benefits.  This Indenture, the Notes and
                     -----------------------
the other Operative Documents included in the Mortgaged Property are made for the sole benefit of the parties thereto, and the Registered Owners of the Notes, and subject to the provisions of Section 10.6, their successors and assigns, and
                                 ------------
no other party shall have any legal interest of any kind under or by reason of any of the foregoing. Whether or not the Trustees elect to employ any or all the rights, powers or remedies available to them under any of the foregoing, the Trustees shall have no obligation or liability of any kind to any third party by reason of any of the foregoing or any of the Trustees' actions or omissions pursuant thereto or otherwise in connection with this transaction.

     Section 10.15. Counterparts.  This Indenture may be executed in any number
                    ------------
of counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

     Section 10.16. Table of Contents; Headings.  The table of contents
                    ---------------------------
contained herein and the headings of the various Articles, Sections and Schedules herein have been inserted for reference only and shall not to any extent have the effect of modifying or amending the express terms and provisions hereof.

     Section 10.17. No Impairment. The Company agrees that no other security,
                    -------------
now existing or hereafter taken, for the Obligations shall be impaired or affected in any manner by the execution of this Indenture; no security subsequently taken to secure any of the Obligations shall impair or affect in any manner the security given by this Indenture; all security for the payment of the Obligations shall be taken, considered, and held as cumulative; and the taking of additional security shall at no time release or impair any security by endorsement or otherwise previously given. The Company further agrees that any part of the security herein described may be released without in anyway altering, varying, or diminishing the force, effect, or lien of this Indenture or of any renewal or extension of said lien, and that this Indenture shall continue as a first lien, assignment, and security interest on all the Mortgaged Property not expressly released until all Obligations are fully discharged and paid.

     Section 10.18. Maximum Interest Payable.  No provision of this Indenture or
                    ------------------------
of the Notes shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. If any excess of interest in such respect is herein or in the Notes provided for, or shall be adjudicated to be so provided for herein or in the Notes, the Company shall not be obligated to pay such interest in excess of the amount permitted by applicable law, and the right to demand the payment of any such excess shall be and hereby is waived, and this provision shall control any other provision of this Indenture and the Notes.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Indenture as of the day and year first above written.

TRUSTEES

   THE BANK CHERRY CREEK, N.A.                       (SEAL)
       (Indenture Trustee)

By: /s/Douglas R. Dix                   Attest: /s/Kenneth B. Buckius
   -------------------------------             ------------------------------
Name:  Douglas R. Dix                              Kenneth B. Buckius
Title: Vice President                              Ass't Secretary



        /s/Douglas R. Dix
----------------------------------
       (Individual Trustee)
       Name:  Douglas R. Dix

BIG O TIRES, INC.



By:/s/John B. Adams
   -------------------------------
   Name:  John B. Adams
   Title: Executive Vice President


BIG O DEVELOPMENT, INC.



By:/s/John B. Adams
   -------------------------------
   Name:  John B. Adams
   Title: Vice President


BIG O TIRE OF IDAHO, INC.


By:/s/John B. Adams
   -------------------------------
   Name:  John B. Adams
   Title: Vice President


STATE OF COLORADO)
                 )SS.
COUNTY OF Denver )
         --------

On this 27th day of April, 1994, before me, the undersigned, a Notary Public in
        ----
and for said County and State, personally appeared Douglas R. Dix and Kenneth B. Buckius, to me personally known, who, being by me duly sworn did say that they are the Vice President and Assistant Secretary, respectively, of the national association executing the foregoing instrument; that the seal affixed to the said instrument is the seal 0 f the said national association; that said instrument was signed and sealed on behalf of said national association by authority of its Board of Directors; and that the said Douglas R. Dix and Kenneth B. Buckius, as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of the corporation and of the fiduciary, by it, by them and as the fiduciary voluntarily executed.


                                    /S/Nicole J. Rice
                                    -----------------------------------
                                    Notary Public
                                    My Comm. Expires 10/12/97

STATE OF COLORADO)
                 )SS.
COUNTY OF Denver )
          -------

     On this 27th day of April, 1994, before me, the undersigned, a Notary
             ----
Public in and for the said County and State, personally appeared DOUGLAS R. DIX, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.

                                    /s/Nicole J. Rice
                                    -----------------------------------
                                    Notary Public
                                    My Comm. Expires 10/12/97


STATE OF COLORADO )
                  ) SS.
COUNTY OF Arapahoe)
          --------

     On this 27th day of April, 1994, before me, the undersigned, a Notary
             ----
Public in and for said County and State, personally appeared John B. Adams to me personally known, who, being by me duly sworn did say that he is the Executive Vice President of BIG 0 TIRES, INC.; that the seal affixed to the said instrument is the seal of the said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and that the said John B. Adams, as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by him voluntarily executed.


                                    /s/Beth R. Hayne
                                    -----------------------------------
                                    Notary Public


     STATE OF COLORADO  )
                        )SS.
     COUNTY OF Arapahoe)
               --------
     On 27th day of April, 1994, before me, the undersigned, a Notary Public in
        ----
and for said County and State, personally appeared John B. Adams to me personally known, who, being by me duly sworn did say that he is the Vice President of BIG 0 DEVELOPMENT, INC.; that the seal affixed to the said instrument is the seal of the said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and that the said John B. Adams, as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by him voluntarily executed.

                                    /s/Beth R. Hayne
                                    -----------------------------------
                                    Notary Public

STATE OF COLORADO )
                  )SS.
COUNTY OF Arapahoe)
          --------


     On this 27th day of April, 1994, before me, the undersigned, a Notary
             ----
Public in and for said County and State, personally appeared John B. Adams to me personally known, who, being by me duly sworn did say that he is the Vice President of BIG O TIRE OF IDAHO, INC.; that the seal affixed to the said instrument is the seal of the said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and that the said John B. Adams, as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by him voluntarily executed.

                                    /s/ Beth R. Hayne
                                    -----------------------------------
                                    Notary Public

STATE OF COLORADO )
                  )SS.
COUNTY OF ARAPAHOE)

     On April 27, 1994, before me Robyn S. Brinkley, personally appeared John B.
                                  -----------------
Adams known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.



WITNESS my hand and official seal.

/s/ Robyn S. Brinkley          (Seal)
----------------------------


STATE OF COLORADO)
                 )SS.
COUNTY OF Denver )
          -------

     On April 27, 1994, before me Nicole J. Rice, personally appeared Douglas R.
                                  --------------
Dix known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Nicole J. Rice             (Seal)
----------------------------
My Comm. Expires 10/12/97


STATE OF COLORADO)
                 )SS.
County of Denver )
          -------

     On April 27, 1994, before me Nicole J. Rice, personally appeared Kenneth B.
                                  --------------
Buckius known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Nicole J. Rice             (Seal)
----------------------------
My Comm. Expires 10/12/97

                                     -73A-

                                 SCHEDULE A-1

                         DESCRIPTION OF VACAVILLE SITE

ALL THAT REAL PROPERTY SITUATE IN THE CITY OF VACAVILLE, COUNTY OF SOLANO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:



PARCEL ONE:

PARCEL C, AS SHOWN ON PARCEL MAP FILED 24 NOVEMBER 1981 IN BOOK 22 OF PARCEL MAPS, PAGE 97, SOLANO COUNTY RECORDS.



CERTIFICATE OF CORRECTION FOR PARCEL MAP RECORDED JULY 17, 1986 IN BOOK 1986 AT PAGE 75316 AS INSTRUMENT NO. 36974.



EXCEPTING AND: SERVING TO GRANTOR HEREIN, ITS SUCCESSORS AND ASSIGNS, ALL OIL, GAS AND OTHER HYDROCARBONS, GEOTHERMAL RESOURCES AS DEFINED IN SECTION 6903 OF THE CALIFORNIA PUBLIC RESOURCES CODE AND ALL OTHER MINERALS, WHETHER SIMILAR TO THOSE HEREIN SPECIFIED OR NOT, WITHIN OR THAT MAY BE PRODUCED FROM SAID REAL PROPERTY, AND FURTHER EXCEPTING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO DRILL AND MAINTAIN WELLS OR OTHER WORKS INTO OR THROUGH SAID REAL PROPERTY AND THE ADJOINING STREETS, ROADS AND HIGHWAYS BELOW A DEPTH OF FIVE HUNDRED (500) FEET AND TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SUCH WELLS OR WORKS, OIL, GAS, WATER AND OTHER SUBSTANCES OF WHATEVER NATURE, INCLUDING THE RIGHT TO PERFORM BELOW SAID DEPTH BY GRANTOR NECESSARY OR CONVENIENT FOR THE RIGHTS HEREINABOVE EXCEPTED AND RESERVED TO NOT EXCEPT OR RESERVE TO GRANTOR ANY RIGHT OF SAID REAL PROPERTY OR THE FIRST FIVE HUNDRED (500) CONDUCT ANY OPERATIONS THEREON OR THEREIN, AS FEBRUARY 9, 1983 IN BOOK 1983, PAGE 9188, ANY AND ALL OPERATIONS DEEMED EXERCISE OF SUCH RIGHTS. THE GRANTOR 00 NOT INCLUDE AND 00 GRANTOR TO USE THE SURFACE OF FEET BELOW SAID SURFACE OR TO EXCEPTED IN THE DEED RECORDED INSTRUMENT NO. 5020.


APN 133-020-540

                                 SCHEDULE A-1

                                SCHEDULE A-2

                       DESCRIPTION OF BOISE, IDAHO SITE

THE LAND REFERRED TO IN THIS COMMITMENT IS LOCATED IN THE COUNTY OF ADA STATE OF IDAHO AND DESCRIBED AS FOLLOWS:



LOT 2, BLOCK 1 OF BROADWAY PLACE SUBDIVISION, ACCORDING TO THE PLAT THEREOF FILED IN BOOK 55 OF PLATS AT PAGES 5009 AND 5010, RECORDS OF ADA COUNTY, IDAHO, AND AS ADJUSTED BY LOT LINE ADJUSTMENT SURVEY RECORDED JANUARY 26, 1989 IN BOOK G OF SURVEYS AT PAGE 1391 UNDER INSTRUMENT NO. 8903690.


                                 SCHEDULE A-2

                                 SCHEDULE A-3

                         DESCRIPTION OF LAS VEGAS SITE

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE
COUNTY OF CLARK, STATE OF NEVADA AND IS DESCRIBED AS FOLLOWS:

    Being a portion of the SOUTHWEST (SW 1/4) of Section 11, and the NORTHWEST QUARTER (NW 1/4) of Section 14, Township 22 South, Range 62 East, M.D.S. & M., described as follows:

    COMMENCING AT THE SOUTHWEST CORNER OF LOT 5 OF GIBSON/WARM SPRINGS, A COMMERCIAL SUBDIVISION, THE PLAT OF SAID SUBDIVISION BEING ON FILE IN THE CLARK COUNTY RECORDER'S OFFICE AS BOOK 58, PAGE 82 OF PLATS, SAID POINT ALSO BEING A POINT IN THE WESTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 95; THENCE SOUTH 14 DEG 54'06" EAST ALONG SAID WESTERLY RIGHT-OF-WAY LINE, 1257.00 FEET; THENCE SOUTH 75 DEG. 05'54" WEST, 109.50 FEET TO THE POINT OF BEGINNING; THENCE ALONG A LINE BEING PARALLEL WITH AND 109.50 FEET WESTERLY FROM THE AFOREMENTIONED WESTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 95 THE FOLLOWING TWO (2) COURSES: SOUTH 14 DEG 54'06" EAST, 586.20 FEET; THENCE CURVING TO THE LEFT ALONG THE ARC OF A 3309.50 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 05 DEG 52'33", AN ARC LENGTH OF 339.39 FEET TO A POINT OF NON-TANGENCY TO WHICH A RADIAL LINE BEARS SOUTH 69 DEG 13'21" WEST; THENCE SOUTH 75 DEG 05'54" WEST,
622.38 FEET; THENCE NORTH 14 DEG 54'06" WEST, 955.00 FEET TO A POINT IN THE FUTURE SOUTHERLY RIGHT-OF-WAY LINE OF AMERICAN PACIFIC DRIVE (PROPOSED 60.00 FEET WIDE); THENCE ALONG SAID PROPOSED SOUTHERNLY RIGHT-OF-WAY LINE THE FOLLOWING TWO (2) COURSES: NORTH 75 DEG 05'54" EAST, 575.00 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 30.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 90 DEG. 00'00", AN ARC LENGTH OF 47.12 FEET TO THE POINT OF BEGINNING.




                                 SCHEDULE A-3

                                 SCHEDULE B-1

                          PERMITTED LIENS - VACAVILLE

1. GENERAL AND SPECIAL COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1994-95 A LIEN NOT YET DUE OR PAYABLE.


2. GENERAL AND SPECIAL COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1993-4
   FIRST INSTALLMENT:      $27,243.98 PAID
   SECOND INSTALLMENT:     $27,243.98 PAID
   CODE AREA:              6064
   PARCEL NO.:             133-020-540
   ASSESSED VALUES:
   LAND:                   $434,203.00
   IMPROVEMENTS:           $3,523,019
   EXEMPTIONS:             $NONE
   TAXPAYER'S NAME:        N/A
   ADDRESS:                N/A



   THE ABOVE INSTALLMENTS INCLUDE THE ANNUAL AMOUNT OF $2,329.14 FOR VV IND PARK SS LANDSCAPE.

   THE ABOVE INSTALLMENTS INCLUDE THE ANNUAL AMOUNT OF $159.10 FOR VV AND PK DET BASIN.

   THE ABOVE INSTALLMENTS INCLUDE THE ANNUAL AMOUNT OF $9,693.16 FOR VACA VALLEY INDUSTRIAL PARK.

3. AN ASSESSMENT UNDER THE IMPROVEMENT BOND ACT OF 1915, INSTALLMENTS OF WHICH ARE COLLECTED WITH REGULAR COUNTY TAXES:
   FOR:                  FEES
   DISTRICT NAME:        VACA VALLEY INDUSTRIAL PARK
   BOND NO.:             8613
   ASSESSOR PARCEL NO.:  133-020-540
   ORIGINAL PRINCIPAL:   $93,835.90



4. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5, COMMENCING WITH SECTION 75 OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

5. THE HEREIN DESCRIBED LAND IS WITHIN THE BOUNDS OF THE SOLANO IRRIGATION DISTRICT AS ESTABLISHED BY THE BOARD OF SUPERVISORS OF SOLANO COUNTY, CALIFORNIA ON MARCH 8, 1948 AND IS SUBJECT TO ALL TAXES, ASSESSMENTS, OBLIGATIONS AND EASEMENTS, THEREOF, IF ANY.

6. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
   GRANTED TO:       PACIFIC GAS AND ELECTRIC COMPANY
   PURPOSE:          ELECTRIC TRANSMISSION LINES
   RECORDED:         MAY 20, 1946 IN BOOK 342 PAGE 277, AS INSTRUMENT NO. 7184,
                     OFFICIAL RECORDS
   AFFECTS: THE EASTERLY 4 FEET


                                 SCHEDULE B-1

7. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
   GRANTED TO:     PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION
   PURPOSE:        ELECTRIC TRANSMISSION POLE LINE PURPOSES
   RECORDED:       MAY 20, 1946 IN BOOK 342 PAGE 281, AS INSTRUMENT NO. 7187,
                   OFFICIAL RECORDS



   AFFECTS: THE WESTERLY 6 FEET

8. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT
   GRANTED TO:     JAMES W. MAIZE AND ROBERT K. MAIZE
   PURPOSE:        INGRESS AND EGRESS AND FOR RAILWAY LINE
   RECORDED:       MARCH 2, 1978 IN BOOK 1978 PAGE 15893, AS INSTRUMENT NO.
                   9389, OFFICIAL RECORDS



   AFFECTS:        THE NORTHERLY 40 FEET OF PARCEL ONE

9. LANDSCAPE AND MAINTENANCE AGREEMENT, UPON THE TER.MS AND CONDITIONS CONTAINED THEREIN
   DATED:                   NOT SHOWN
   EXECUTED BY AND BETWEEN: CHEVRON LAND & DEVELOPMENT COMPANY, A DELAWARE
                            CORPORATION AND THE CITY OF VACAVILLE
   RECORDED:                SEPTEMBER 8, 1980
   BOOK:                    1980 PAGE 62221
   INSTRUMENT NO.:          38230 OFFICIAL RECORDS




10.COVENANTS, CONDITIONS AND RESTRICTIONS (BUT DELETING RESTRICTIONS, IF ANY,
   BASED UPON RACE, COLOR, RELIGION OR NATIONAL ORIGIN) IN THE DECLARATION OF RESTRICTIONS
   EXECUTED BY:    CHEVRON LAND AND DEVELOPMENT COMPANY
   RECORDED:       JULY 31, 1980
   BOOK:           1980 PAGE 51986
   INSTRUMENT NO.: 32051, OFFICIAL RECORDS

WHICH PROVIDE THAT A VIOLATION THEREOF SHALL NOT DEFEAT OR RENDER INVALID THE LIEN OF ANY MORTGAGE OR DEED OF TRUST MADE IN GOOD FAITH AND FOR VALUE. DOES NOT PROVIDE FOR REVERSION OF TITLE IN THE EVENT OF A BREACH THEREOF.

11.AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS
   SHOWN OR AS OFFERED FOR DEDICATION ON THE RECORDED MAP SHOWN BELOW.
   MAP OF:            VACA VALLEY INDUSTRIAL PARK
   RECORDED:          NOVEMBER 24, 1981 IN BOOK 22 OF PARCEL MAPS AT PAGE
                      97, OFFICIAL RECORDS
   EASEMENT PURPOSE:  PUBLIC UTILITIES



   AFFECTS: THE EASTERLY 10 FEET, THE NORTHEASTERLY 6 FEET, THE NORTHERLY 15 FEET AND THE SOUTHWESTERLY 15 FEET

12.AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS
   SET FORTH IN A DOCUMENT
   GRANTED TO:     CITY OF VACAVILLE
   PURPOSE:        STORM DRAIN PIPE, PUBLIC UTILITIES, EASEMENTS FOR ROADS &
                   UTILITIES
   RECORDED:       MARCH 20, 1981 IN BOOK 1981 PAGE 19689, AS INSTRUMENT NO.
                   11434, OFFICIAL RECORDS



   AFFECTS:        THE WESTERLY 20 FEET

13.A LEASE, FOR OCCUPANCY ONLY, TO SIMPSON-DURAVENT, INC.

                                 SCHEDULE B-2

                            PERMITTED LIENS - BOISE

1. GENERAL TAXES FOR THE YEAR 1993, WHICH ARE LIENS, IN THE ORIGINAL SUM OF $ 44,881.66, OF WHICH THE FIRST HALF HAS BEEN PAID. THE SECOND HALF OF WHICH WILL NOT BECOME DELINQUENT UNTIL JUNE 20TH. PARCEL NO. 01 R1088640130 GENERAL TAXES FOR THE YEAR 1993, WHICH ARE LIENS, IN THE ORIGINAL SUM OF $58.67, OF WHICH THE FIRST HALF HAS BEEN PAID. THE SECOND HALF OF WHICH WILL NOT BECOME DELINQUENT UNTIL JUNE 20TH. PARCEL NO. 01 P7PBCRED774 SAID TAXES AFFECT PERSONAL PROPERTY TAXES ONLY.

2.   GENERAL TAXES FOR THE YEAR 1994, WHICH ARE LIENS, ARE NOT YET DUE AND
     PAYABLE.

3. SEWERAGE CHARGES AND SPECIAL ASSESSMENT POWERS OF THE CITY OF BOISE. NO SPECIAL ASSESSMENTS NOW SHOW OF RECORD.

4. LIENS AND ASSESSMENTS OF THE FOLLOWING DISTRICT AND THE RIGHTS AND POWERS THEREOF AS PROVIDED BY LAW. NO DELINQUENCIES APPEAR IN THE COUNTY RECORDER'S OFFICE.
     DISTRICT: NEW YORK IRRIGATION DISTRICT

5. COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS CONTAINED IN DEED TO THE STATE OF IDAHO, CONVEYING A PORTION OF THE PROPERTY ADJOINING.
     RECORDED: MAY 12,1964
     INSTRUMENT NO.: 583302
     AS FOLLOWS: GRANTORS AGREE THAT NO BUILDING OR STRUCTURES, EXCEPT IRRIGATION OR DRAINAGE STRUCTURES, WILL BE PERMITTED TO BE CONSTRUCTED WITHIN 20 FEET OF THE REAL PROPERTY ABOVE DESCRIBED.
     "GRANTORS FURTHER AGREE THAT NO BILLBOARDS OR OTHER ADVERTISING SIGNS WILL BE PERMITTED CLOSER THAN 100 FEET FROM THE REAL PROPERTY ABOVE DESCRIBED, EXCEPTING SIGNS PERTAINING TO BUSINESS ESTABLISHED ON LANDS ADJACENT TO THE DESCRIBED REAL PROPERTY.
     "AS A PART OF THE CONSIDERATION HEREINABOVE STATED, THE GRANTORS, BARGAIN, SELL, CONVEY AND RELINQUISH TO THE GRANTEE ALL EXISTING, FUTURE, OR POTENTIAL COMMON LAW OR STATUTORY EASEMENTS OF ACCESS BETWEEN THE RIGHT OF WAY OF THE PUBLIC WAY IDENTIFIED AS F-FG-3022(17), AND ALL OF THE CONTIGUOUS REMAINING REAL PROPERTY OF THE GRANTORS WHETHER ACQUIRING BY SEPARATE CONVEYANCES OR OTHERWISE, OF WHICH THE REAL PROPERTY COVERED BY THIS INSTRUMENT IS A PART, WHERE SAID REMAINING REAL PROPERTY ABUTS ON BOTH SIDES OF THE SAID PUBLIC WAY.
     "IT IS EXPRESSLY INTENDED THAT THESE COVENANTS, BURDENS AND RESTRICTIONS SHALL RUN WITH THE LAND AND SHALL FOREVER BIND THE GRANTORS, THEIR HEIRS AND ASSIGNS."
     AFFECTS:  THAT PORTION ADJOINING BROADWAY AVE.

6. COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS CONTAINED IN DEED TO THE STATE OF IDAHO, CONVEYING A PORTION OF THE PROPERTY ADJOINING.
     RECORDED: SEPTEMBER 16,195_
     INSTRUMENT NO.: 621450
     AS FOLLOWS: GRANTORS AGREE THAT NO BUILDING OR STRUCTURES, EXCEPT IRRIGATION OR DRAINAGE STRUCTURES, WILL BE PERMITTED TO BE CONSTRUCTED WITHIN 20 FEET OF THE REAL PROPERTY ABOVE DESCRIBED.
     "GRANTORS FURTHER AGREE THAT NO BILLBOARDS OR OTHER ADVERTISING SIGNS WILL BE PERMITTED CLOSER THAN 100 FEET FROM THE REAL PROPERTY ABOVE DESCRIBED, EXCEPTING SIGNS PERTAINING TO BUSINESS ESTABLISHED ON LANDS ADJACENT TO THE DESCRIBED REAL PROPERTY.


                                 SCHEDULE B-2

     "AS A PART OF THE CONSIDERATION HEREINABOVE STATED, THE GRANTORS, BARGAIN, SELL, CONVEY AND RELINQUISH TO THE GRANTEE ALL EXISTING, FUTURE, OR POTENTIAL COMMON LAW OR STATUTORY EASEMENTS OF ACCESS BETWEEN THE RIGHT OF WAY OF THE PUBLIC WAY IDENTIFIED AS F-FG-3022(17), AND ALL OF THE CONTIGUOUS REMAINING REAL PROPERTY OF THE GRANTORS WHETHER ACQUIRING BY SEPARATE CONVEYANCES OR OTHERWISE, OF WHICH THE REAL PROPERTY COVERED BY THIS INSTRUMENT IS A PART, WHERE SAID REMAINING REAL PROPERTY ABUTS ON BOTH SIDES OF THE SAID PUBLIC WAY.
     "IT IS EXPRESSLY INTENDED THAT THESE COVENANTS, BURDENS AND RESTRICTIONS SHALL RUN WITH THE LAND AND SHALL FOREVER BIND THE GRANTORS, THEIR HEIRS AND ASSIGNS." AFFECTS: THAT PORTION ADJOINING BROADWAY AVE.

7. COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS CONTAINED IN DEED TO THE STATE OF IDAHO, CONVEYING A PORTION OF THE PROPERTY ADJOINING.
     RECORDED: MAY 23,1967
     INSTRUMENT NO.: 664763
     AS FOLLOWS: GRANTORS AGREE THAT NO BUILDINGS OR STRUCTURES, EXCEPT IRRIGATION OR DRAINAGE STRUCTURES, WILL BE PERMITTED TO BE CONSTRUCTED WITHIN 20 FEET OF THE RIGHT OF WAY OF SAID PROJECT, EXCEPT FOR ACCESS ROAD NO. 2 BETWEEN STATIONS 0 +60 AND 5 + 87.28.
     GRANTORS CONVEYS UNTO THE STATE THE RIGHT TO PROHIBIT JUNKYARDS ON ANY CF THEIR REMAINING LAND WITHIN 1000 FEET OF THE RIGHT OF WAY OF THE SAID PROJECT, AND THE RIGHT TO PROHIBIT ADVERTISING SIGNS, DISPLAYS AND DEVICES WITHIN 660 FEET THEREOF; PROVIDED THAT ADVERTISING RELATING TO BUSINESS CONDUCTED ON ANY OF THE GRANTORS REMAINING LAND BE PERMITTED NOT CLOSER THAN 20 FEET THEREFROM, BUT ONLY ON LAND UTILIZED EXCLUSIVELY FOR SAID BUSINESS. THE 20 FOOT SIGN RESTRICTION DOES NOT APPLY TO ACCESS ROAD NO. 2. SOUTH OF STATION 0+60.
     AFFECTS:  PORTION OF SAID PLAT LYING WITHIN 1000 FEET OF FEDERAL WAY

8. AN EASEMENT CONTAINING CERTAIN TERMS, CONDITIONS AND PROVISIONS AFFECTING A PORTION OF SAID PREMISES AND FOR THE PURPOSES STATED HEREIN.
     FOR: RIGHT TO CONSTRUCT, OPERATE, MAINTAIN AND REPAIR, SUCH E3BURIED CABLE, UNDERGROUND CONDUIT AND ASSOCIATED FACILITIES FOR THE PROVISION OF COMMUNICATION SERVICES.
     IN FAVOR OF: THE MOUNTAIN STATES TELEPHONE AND TELEGRAPH COMPANY RECORDED:
     APRIL 13,1988
     INSTRUMENT NO.: 8817203
     AFFECTS: THE EASTERLY TEN (10) FEET OF LOTS 1, 2 AND 3, BLOCK 1: THE NORTHERLY TEN (10) FEET OF LOTS 4 AND 5, BLOCK 1 AND THE NORTHWESTERLY TEN
     (10) FEET OF LOT 6, BLOCK 1

9. COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS AS SET FORTH ON THE FACE OF THE PLAT.

                              SCHEDULE B-3

                       PERMITTED LIENS - LAS VEGAS

AT THE DATE HEREOF, EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS CONTAINED IN SAID POLICY OR POLICIES WOULD BE AS FOLLOWS:

1. State, County and City Taxes for the fiscal period of 1993 to 1994, a lien now due and payable in the total amount of $2,148.88
Parcel No. 210-160-005
First installment of $537.88 PD.
Second installment of $537.00 PD.
Third installment of $537.00 unpaid delinquent first Monday in January.
Fourth installment of $537.000 unpaid delinquent first Monday in March
(WITH OTHER PROPERTY)

State, County and City Taxes for the fiscal period of 1993 to 1994, a lien now due and payable in the total amount of $3,527.79
Parcel No. 210-330-003
First installment of $884.79 PD.
Second installment of $881.00 PD.
Third installment of $881.00 unpaid delinquent first Monday in January.
Fourth installment of $881.00 unpaid delinquent first Monday in March.
(WITH OTHER PROPERTY)

1A. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 361.260 of the NEVADA REVISED STATUTES.

2. PATENT: Mineral rights, reservations, easements and exclusions in the patient from the State of Nevada recorded OCTOBER 15, 1941, in Book 29 of Deeds, pages 90-91 as Document No. 122036 of Official Records.

3. PATENT: Mineral rights, reservations, easements and exclusions in the patient from the State of Nevada recorded OCTOBER 15, 1941, in Book 29 of Deeds, pages 96-97 as Document No. 122045 of Official Records.

4. FINANCING STATEMENT: The effect of a Financing statement to secure an indebtedness of the amount stated herein and any other amounts as may become due under the terms and subject to the terms, covenants, conditions and requirements as contained and imposed therein.
Debtor: PIONEER CHLOR ALKALI COMPANY, INC.



                                 SCHEDULE B-3

Secured Party   : NEDERLANDSCHE MIDDENSTANDSBANK
Amount          : $NOT DISCLOSED
Recorded        : OCTOBER 13, 1988
Book No.        : 881013
Document No.    : 00393, Official Records.

ASSIGNMENT:  The Beneficial interest of record under said
FINANCING STATEMENT was assigned
To              : TEXAS COMMERCE BANK NATIONAL ASSOCIATION
Recorded        : OCTOBER 13, 1988
Book No.        : 881013
Document No.    : 00393, Official Records.
AND RE-RECORDED DECEMBER 4, 1990 IN BOOK 901204 AS DOCUMENT NO.
00959, OFFICIAL RECORDS.
(WITH OTHER PROPERTY)

5. DEED OF TRUST:  A Deed of Trust to secure an indebtedness of the amount stated herein, and any other amounts payable under the terms thereof.
Dated           : OCTOBER 25, 1988
Amount          : $47,000,000.00
Trustor         : PIONEER CHLOR ALKALI COMPANY, INC., A DELAWARE
                  CORPORATION
Trustee         : LAWYERS TITLE INSURANCE CORPORATION
Beneficiary     : NEDERLANDSCHE MIDDENSTANDSBANK
Recorded        : OCTOBER 28, 1988
Book            : 881028
Document No.    : 01504, Official Records.
(WITH OTHER PROPERTY)

MODIFICATION:  An instrument purports to modify the terms of said Deed of Trust as therein provided.
Dated           : MARCH 29, 1990
Recorded        : APRIL 5, 1990
Book            : 900405
as Document No. 00292, Official Records.

MODIFICATION:  An instrument purports to modify the terms of said Deed or Trust as therein provided.
Dated           : OCTOBER 19, 1990
Recorded        : OCTOBER 25, 1990
Book            : 901025
as Document No. 00348, Official Records.

MODIFICATION:  An instrument purports to modify the terms of said Deed of Trust as therein provided.
Dated           : AUGUST 28, 1992
Recorded        : AUGUST 31, 1992
Book            : 920831
as Document No. 01355, Official Records.
AND RE-RECORDED MARCH 2, 1993 IN BOOK 930302 AS DOCUMENT NO.
00698, OFFICIAL RECORDS.

REQUEST FOR NOTICE:  A request that copy of any Notice of
Default under the terms of the Deed of Trust recorded as
Document No. 01504
Mail To         : BECKLEY, SINGLETON, DELANOY, JEMISON AND LIST
Address         : 530 S. LAS VEGAS BLVD.
                  LAS VEGAS, NV 89101
                  ATTN:  BRUCE LESLIE
Recorded        : NOVEMBER 23, 1992
Book            : 921123
Document No.    : 00259, of Official Records.

REQUEST FOR NOTICE:  A request that copy of any Notice of
Default under the terms of the Deed of Trust recorded as
Document No. 01504
Mail To         : SAGUARO POWER COMPANY
Address         : 18101 VON KARMAN AVENUE, #1700
                  IRVINE, CA 92715
                  ATTN:  MS. MARIA P. LITOS
Recorded        : JANUARY 19, 1993
Book            : 930119
Document No.    : 01087, of Official Records.

6. FINANCING STATEMENT: The effect of a Financing statement to secure an indebtedness of the amount stated herein and any other amounts as may become due under the terms and subject to the terms, covenants, conditions and requirements as contained and imposed therein.
Debtor          : PIONEER CHLOR ALKALI COMPANY, INC.
Secured Party   : NEDERLANDSCHE MIDDENSTANDSBANK
Amount          : $NOT DISCLOSED
Recorded        : OCTOBER 28, 1988
Book No.        : 881028
Document No.    : 01505, Official Records.

ASSIGNMENT:  The Beneficial interest of record under said
FINANCING STATEMENT was assigned
To              : TEXAS COMMERCE BANK NATIONAL ASSOCIATION
Recorded        : DECEMBER 4, 1990
Book No.        : 901204
Document No.    : 00936, Official Records.

7. EASEMENT:  An easement affecting the portion of said land, and for the purposes stated herein, and incidental purposes.
In Favor Of     : COUNTY OF CLARK
For             : PERPETUAL AVIGATION

Recorded        : MARCH 20, 1989
Book No.        : 890320
Document No.    : 00553, Official Records.

8. SURVEY:  The effect of the following Record of Survey:
Performed By    : NELSON E. MYER
File            : 51
Page No.        : 86
Recorded        : JUNE 16, 1989
Book No.        : 890616
Document No.    : 00582, Official Records.

9. SURVEY:  The effect of the following Record of Survey:
Performed By    : NELSON E. MYER
File            : 52
Page No.        : 9
Recorded        : JULY 26, 1989
Book No.        : 890726
Document No.    : 00701, Official Records.

10. DEED OF TRUST:  A Deed of Trust to secure an indebtedness of the amount stated herein, and any other amounts payable under the terms thereof.
Dated           : OCTOBER 19, 1990
Amount          : $15,000,000.00
Trustor         : PIONEER CHLOR ALKALI COMPANY, INC., A DELAWARE CORPORATION
Trustee         : LAWYERS TITLE INSURANCE CORPORATION
Beneficiary     : NMB POSTBANK GROEP NV, NEW YORK BRANCH
Recorded        : OCTOBER 22, 1990
Book            : 901022
Document No.    : 00407, Official Records.

LEASE:  An unrecorded lease affecting the premises therein
stated, executed by and between the parties named herein, for the terms and upon and subject to all of the terms, covenants, and provisions contained therein;
Dated           : AUGUST 28, 1992
Lessor          : PIONEER CHLOR ALKALI COMPANY, INC., A DELAWARE CORPORATION
Lessee          : SAGUARO POWER COMPANY, A LIMITED PARTNERSHIP, A CALIFORNIA
                   LIMITED PARTNERSHIP
Term            : NOT DISCLOSED
Disclosed By:   : NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Recorded        : AUGUST 31, 1992
Book            : 920831
Document No.    : 01356, Official Records.

THE ABOVE UNRECORDED LEASE PURPORTS TO AFFECT PROPERTY OTHER
THAN THE PROPERTY IN QUESTION CONTAINED HEREIN.

REQUEST FOR NOTICE:  A request that copy of any Notice of
Default under the terms of the Deed of Trust recorded as
Document No. 00407
Mail To         : BECKLEY, SINGLETON, DELAONY, JEMISON & LIST
Address         : 530 S. LAS VEGAS BLVD.
                  LAS VEGAS, NV 89101
                  ATTN:  BRUCE LESLIE
Recorded        : NOVEMBER 23, 1992
Book            : 921123
Document No.    : 00260, of Official Records.

REQUEST FOR NOTICE:  A request that copy of any Notice of
Default under the terms of the Deed of Trust recorded as
Document No. 00407
Mail To         : SAGUARO POWER COMPANY
Address         : 18101 VAN KARMAN AVENUE, #1700
                  IRVINE, CA 92715
                  ATTN: MS. MARIA P. LITOS
Recorded        : JANUARY 19, 1993
Book            : 930119
Document No.    : 01086, of Official Records.

11. FINANCING STATEMENT: The effect of a Financing statement to secure an indebtedness of the amount stated herein and any other amounts as may become due under the terms and subject to the terms, covenants, conditions and requirements as contained and imposed therein.
Debtor          : PIONEER CHLOR ALKALI COMPANY, INC.
Secured Party   : NMB POSTBANK GROEP, NV, NEW YORK BRANCH
Amount          : $NOT DISCLOSED
Recorded        : OCTOBER 22, 1990
Book No.        : 901022
Document No.    : 00408, Official Records.

MODIFICATION:  An instrument purports to modify the terms of said FINANCING STATEMENT as therein provided.
Recorded        : DECEMBER 12, 1990
Book            : 901212
as Document No. 00899, Official Records.

12. FINANCING STATEMENT: The effect of a Financing statement to secure an indebtedness of the amount stated herein and any other amounts as may become due under the terms and subject to the terms, covenants, conditions and requirements as contained and imposed therein.
Debtor          : PIONEER CHLOR ALKALI COMPANY, INC.
Secured Party   : TEXAS COMMERCE BANK NATIONAL ASSOCIATION
Amount          : $NOT SET OUT
Recorded        : DECEMBER 17, 1990

Book No.        : 901217
Document No.    : 00198, Official Records.

13. DECLARATION OF RESTRICTIONS: Covenants, conditions and restrictions (but deleting restrictions, if any, based upon race, color, religion, or national origin) as contained in a Declaration of Restrictions recorded OCTOBER 20, 1992, in Book 921020, as Document No. 01050, Official Records.

THE ABOVE COVENANTS, CONDITIONS AND RESTRICTIONS WERE EXECUTED
BY BASIC MANAGEMENT, INC.

EASEMENT:  An easement affecting the portion of said land, and for the purposes stated herein, and incidental purposes.
In Favor Or     : NEVADA POWER COMPANY
For             : POWER LINES
Recorded        : TO BE DETERMINED
Affects         : NORTHWEST 50 FEET AND EASTERLY 50 FEET

                                  SCHEDULE C

                                 FORM OF NOTE

                                 SCHEDULE C
                                 ----------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED ABSENT REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.



                               BIG O TIRES, INC.

                       8.71% SENIOR SECURED NOTE DUE 2004


No. R-________________
$ ____________________                                            April 29, 1994
PPN___________________


     BIG O TIRES, INC., a Nevada corporation (the "Company"), for value received, hereby promises to pay to ________________________________________, or its registered assigns, the principal sum of ____________ DOLLARS ($______) (or so much thereof as shall not have been prepaid) in accordance with the Indenture and to pay interest on the unpaid principal amount hereof from the date hereof at the rate of 8.71% per annum (the "Note Rate"), such interest payable quarterly on August first, November first, February first and May first in each year until such principal amount shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise), and to pay interest on any overdue principal and premium, if any, and (to the extent not prohibited by applicable law) on interest at the Overdue Rate, as below defined, in each case computed on the basis of a 360-day year of twelve 30-day months. The "Overdue Rate" shall be the rate per annum equal to the lesser of (a) 4.0% per annum above the Note Rate; and (b) the maximum non-usurious rate from time to time permitted by applicable law to be contracted for, or charged to, or received from the Person involved. Such principal, premium, if any, and interest shall be payable upon presentation of this Note (except as provided in Section
2.2 of the Indenture referred to below, such payment to be made as therein provided) at the corporate trust office of The Bank of Cherry Creek, N.A., or of the office of its successor as Indenture Trustee under the Indenture referred to below, in lawful money of the United States of America.

     This Note is one of the Company's 8.71% Senior Secured Notes due 2004 (the "Notes"), all issued pursuant to and equally and ratably secured by the Indenture, Mortgage, Deed of Trust, Security Agreement, and Financing Statement (Fixture Filing) dated as of April 27, 1994 (together with all amendments and supplements thereto, the "Indenture"), from the Company to The Bank of Cherry Creek, N.A., as Indenture Trustee, and Douglas R. Dix, as Individual Trustee (together the "Trustees"). Reference is hereby made to the Indenture for a description of the Mortgaged Property thereby pledged and assigned, the nature and extent of the security for the Notes, the rights of the registered owners of the Notes and the Trustees, in respect of and the terms upon which the Notes are authenticated and delivered.

     The principal of this Note is subject to mandatory prepayment from time to time, in the manner and under the circumstances set forth in the Indenture. The Company may at its election prepay this Note in whole or in part and the maturity hereof may be accelerated following an Event of Default, all as provided in the Indenture, to which reference IB made for the terms and conditions of such provisions as to prepayment and acceleration, including without limitation the payment of a make whole premium amount in connection therewith.

     This Note is issuable only as a fully registered Note. The Company and the Trustees shall deem and treat the person in whose name this Note is registered on the Register (as defined in the Indenture) as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payments of principal, premium and interest and for all other purposes, and neither the Company nor the Trustees shall be affected by any notice to the contrary. In accordance with the provisions of the Indenture, this Note may be transferred on the Register at the Registry Office (as defined in the Indenture), and exchanged for a Note or Notes of other denominations in accordance therewith.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or in bankruptcy, receivership or other court proceeding or should this Note be placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, and to the extent permitted by applicable law, all costs of collecting or attempting to collect this Note, including reasonable attorneys, fees and expenses (including those incurred in connection with any appeal).

This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

     This Note shall not be valid until the Certificate of Authentication hereon shall have been signed by The Bank of Cherry Creek, N.A., as Indenture Trustee.
                          ------------------------------
IN WITNESS WHEREOF, the Company has caused this note to be duly executed.



                                       BIG O TIRES, INC.



                                       By -----------------------------
                                       Name:  John B. Adams
                                       Title:  Executive Vice President

                         CERTIFICATE OF AUTHENTICATION

     This Note is one of-the 8.71% Senior Secured Notes due 2004 described in the within-mentioned Indenture.



                                       The Bank of Cherry Creek, N.A.
                                       as Indenture Trustee




                                       By------------------------------
                                         Douglas R. Dix, Vice President

                                   EXHIBIT B

                          Form of Subsidiary Guaranty

                                                                       EXHIBIT B

                         [FORM OF SUBSIDIARY GUARANTY]



     GUARANTY dated as of April 27, 1994, made by the Subsidiaries listed on the signature pages hereof (each a "Guarantor" and collectively the "Guarantors"),
                                ---------                        ----------
in favor of the original purchasers of the Notes referred to below and the holders from time to time of said Notes and the Trustees under the Indenture referred to below (collectively the "Obligees").
                                     --------

     WHEREAS, Big O Tires, Inc. (the "Company") has entered into a Note
                                      -------
Purchase Agreement dated as of April 27, 1994 (as amended or otherwise modified from time to time, the "Note Purchase Agreement") with the institutional
                        -----------------------
purchasers listed in Schedule I thereto, providing for the sale by the Company of $8,000,000 aggregate principal amount of its 8.71% Senior Secured Notes due 2004 (the "Notes"); and

     WHEREAS, the Notes are being issued under and secured by an Indenture, Mortgage, Deed of Trust, Security Agreement and Financing Statement (Fixture Filing) dated as of April 27, 1994, made by the Company to The Bank of Cherry Creek, N.A., as Indenture Trustee, and Douglas R. Dix, as individual trustee (as amended or otherwise modified from time to time, the "Indenture", and terms
                                                      ---------
defined in the Indenture and not otherwise defined herein are being used herein as so defined); and

     WHEREAS, it is a condition precedent to the purchase of Notes by such purchasers under the Note Purchase Agreement that each Guarantor shall have executed and delivered this Guaranty; and

     WHEREAS, this Guaranty is secured by the Indenture.

     NOW, THEREFORE, in consideration of the premises each Guarantor hereby agrees as follows:

     SECTION 1. Guaranty.  Each Guarantor, jointly and severally,
                --------
unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Company arising under the Notes, the Note Purchase Agreement and the Indenture, including all extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest (including, without limitation, interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. (Section) 101 et seq.), make-whole premium amount, fees, expenses, indemnification or otherwise (all such obligations are called the "Guaranteed Obligations"); provided, however,
                                 ----------------------
that the aggregate liability of each Guarantor hereunder in respect of the Guaranteed

Obligations shall not exceed at any time the Maximum Amount (as hereinafter defined) for such Guarantor. As used herein, the term "Maximum Amount" means,
                                                        --------------
for each Guarantor, the lesser of (a) the amount of the Guaranteed Obligations and (b) the maximum amount for which such Guarantor is liable under this Guaranty without such liability being deemed a fraudulent transfer under applicable Debtor Relief Laws (as hereinafter defined), as determined by a court of competent jurisdiction As used herein, the term "Debtor Relief Laws" means
                                                    ------------------
any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

     Each Guarantor, jointly and severally, also agrees to pay, in addition to the amount stated above, any and all expenses (including reasonable counsel fees and expenses) incurred by any Obligee in enforcing any rights under this Guaranty.

     SECTION 2. Guaranty Absolute.  Each Guarantor guarantees that the
                -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes, the Note Purchase Agreement and the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Obligee with respect thereto. The obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Guarantor or any other Person liable for the Guaranteed Obligations or whether the Company or any other Guarantor or any other such Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable, and unconditional irrespective of:

          A. any lack of validity or enforceability of any Guaranteed Obligation, any Note, the Note Purchase Agreement, the Indenture or any agreement or instrument relating thereto;

          B. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Note, the Note Purchase Agreement or the Indenture;

          C. any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure by any Guarantor or other Person liable, or from any other guaranty, for all or any of the Guaranteed Obligations;

          D. any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Company or any of its Subsidiaries;

          E. any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries; or

          F. any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Company or a Guarantor.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Obligee, or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

     Should any Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Obligee hereunder, then, the Guaranteed Obligations shall be, as between such Guarantor and the obligees, a fully matured, due, and payable obligation of such Guarantor to the Obligees (without regard to whether the Company is then in default under the Indenture), payable in full by such Guarantor to the Obligees upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

SECTION 3.    Waivers.    Each Guarantor hereby irrevocably waives, to the
              -------
extent permitted by applicable law:

          A. promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations an this Guaranty;

          B. any requirement that, any Obligee, or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company, any other Guarantor or any other Person or any collateral;

          C. all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to any of the Notes, the Note Purchase Agreement, the Indenture or the transactions contemplated thereby;

          D. any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by any Obligee;

          E. any duty on the part of any Obligee to disclose to such Guarantor any matter, fact or thing relating to the business, operation or condition of any Person and its assets now known or hereafter known by such Person; and

          F. any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Company or any Guarantor or any other Person.

     SECTION 4. Subordination of Subrogation.  Each Guarantor, irrevocably,
                ----------------------------
unconditionally and whether or not the Guaranteed Obligations have been indefeasibly paid in full, hereby agrees that all rights it may have to be subrogated to the rights of any Obligee or any other Beneficiary against the Company, and all other remedies that it may have against the Company, any other Guarantor, or any obligor on the Guaranteed Obligations or any other security, in respect of which any payment is made under the Notes, the Note Purchase Agreement or the Indenture including all extensions, modifications, substitutions, amendments and renewals thereof, or under this Guaranty (the "Guarantor Subrogation Rights") shall be and hereby are subordinated in right of payment to all other obligations of the Company to all other persons, whether now existing or created hereafter. If any such amount shall be paid to a Guarantor on the account of any Guarantor Subrogation Rights, notwithstanding the subordination provisions hereof, such amount shall be received in trust for the benefit of the Obligees and shall be forthwith paid to the Trustees to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Indenture. The provisions of this Section 4 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order, or law.

     SECTION 5. Representations and Warranties.  Each Guarantor hereby severally
                ------------------------------
represents and warrants as to itself as follows:

          A. Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization. The execution, delivery and performance of this Guaranty have been duly authorized by all necessary action on the part of such Guarantor.

          B. The execution, delivery and performance by such Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter or by-laws, or any other agreement or instrument to which such Guarantor is a party or by which such Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body applicable to such Guarantor or (iii) violate any provision of any Statute or any rule or regulation of any Governmental Body applicable to such Guarantor.

          C. Such Guarantor is, individually and together with its Subsidiaries, solvent.

          D. Such Guarantor and the Company are members of the same consolidated group of companies and are engaged in related businesses and such Guarantor will derive substantial direct and indirect benefit from the execution and delivery of this Guaranty.

     As used in this Guaranty, the term "Governmental Body" includes any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and the term "Order" includes any order, writ, injunction, decree, judgment, award, determination, direction or demand.

     SECTION 6. Amendments, Etc.  No amendment or waiver of any provision of
                ---------------
this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all Obligees, (i) limit the liability of, or release, any Guarantor hereunder, (ii) postpone any date fixed for, or change the amount of, any payment hereunder or (iii) change the percentage of Notes the holders of which are, or the number of Obligees, required to take any action hereunder.

     SECTION 7. Addresses for Notices.  All notices and other communications
                ---------------------
provided for hereunder shall be in writing and shall be sent by confirmed facsimile transmission (with hard copy sent by first class mail) or delivered by hand or sent by a reputable overnight courier service prepaid (with confirmation of receipt), if to any Guarantor addressed to it at the address of such

Guarantor set forth below their name on the signature page of this Guaranty, if to any Noteholder, addressed to it at the address of such Noteholder specified in Schedule I to the Note Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly given if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the Note Register.

     SECTION 8. No Waiver; Remedies. No failure on the part of any Obligee to
                -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9. Continuing Guaranty, Etc.  This Guaranty is a continuing
                ------------------------
guaranty of payment and performance and shall (A) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (B) be binding upon each Guarantor, its successors and assigns and (C) inure to the benefit of and be enforceable by Obligees, and their successors, transferees and assigns. No Guarantor may assign its rights, obligations or duties hereunder without the prior written consent of all of the Obligees.

     SECTION 10.  Subordination of the Obligations of the Company to the
                  ------------------------------------------------------
Guarantors.  Each Guarantor hereby expressly covenants and agrees for the
----------
benefit of each Obligee that all obligations and liabilities of the Company to such Guarantor of whatsoever description, including, without limitation, all intercompany receivables of such Guarantor from the Company (collectively, the "Subordinated Debt"), shall be subordinated and junior in right of payment to
 -----------------
the Guaranteed Obligations. Following the occurrence of an Event of Default, no payment shall be made with respect to the Subordinated Debt unless and until the Guaranteed Obligations shall have been paid in full; provided, however, if, notwithstanding such prohibition of payment after the occurrence of an Event of Default payments with respect to the Subordinated Debt are collected and received by such Guarantor, such payments shall be received in trust for the Obligees, and shall be forthwith paid over to the Indenture Trustee on account of the Guaranteed obligations but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty.

     SECTION 11.  Counterparts.  This Guaranty may be executed in any number of
                  ------------
counterparts, all of which taken together shall constitute one and the same instrument, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     SECTION 12. Governing Law.  This Guaranty shall be governed by and
                 -------------
construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                       BIG O DEVELOPMENT, INC.



                                       By:_____________________________

                                          Name:  John B. Adams
                                          Title:  Vice President
                                          Address for Notices:
                                          11755 East Peakview Avenue
                                          Englewood, Colorado 80111



                                       BIG O TIRE OF IDAHO, INC.



                                       By:______________________________
                                          Name:  John B. Adams
                                          Title:  Vice President
                                          Address for Notices:
                                          11755 East Peakview Avenue
                                          Englewood, Colorado 80111

                                   EXHIBIT C

                   Form of Opinion of Counsel to the Company

                          [Form of Opinion of Counsel
                        to the Company and Guarantors]



April 29, 1994



To the several Purchasers listed
  on Schedule I to the Note Purchase
  Agreement referred to below

Re:  Big O Tires, Inc.
     8.71% Senior Secured Notes due 2004

Ladies and Gentlemen:

We have acted as counsel for Big O Tires, Inc. (the "Company") and for its subsidiaries Big O Development, Inc., and Big O Tire of Idaho, Inc. (together, the "Guarantors") in respect of the sale by the Company of $8,000,000 aggregate principal amount of its 8.71% Senior Secured Notes due 2004 (the "Notes") under the Note Purchase Agreement dated as of April 27, 1994 between you and the Company (the "Note Purchase Agreement"). The Notes are being issued under and secured by an Indenture, Mortgage, Deed of Trust, Security Agreement and Financing Statement (Fixture Filing) (the "Indenture"), made by the Company as of April 27, 1994 to The Bank of Cherry Creek, N.A., as Indenture Trustee, and Douglas R. Dix, as Individual Trustee (collectively, the "Trustees"). Terms defined in the Indenture are used herein as so defined except as otherwise defined herein.

In our capacity as such counsel, we have reviewed the following documents:

          A.  The Note Purchase Agreement dated April 27, 1994;

          B.  The Indenture dated April 27, 1994;

          C.  The Notes dated April 29, 1994;

          D.  The Subsidiary Guaranty dated April 27, 1994; and

          E. The UCC-1 Financing Statements naming the Company and the Guarantors as Debtor and the Indenture Trustee as Secured Party.

All of the above-referenced documents shall hereinafter be collectively referred to as the "Loan Documents."

In all such reviews, we have assumed the genuineness of all signatures on the Loan Documents (other than those of the Company and the Guarantors), the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies thereof.

When reference is made in this opinion to "the best of our knowledge", or words of similar effect, it means the actual present knowledge of those partners and associates presently with our firm who have represented the Company and the Guarantors in this transaction. Our opinions set forth below as to enforceability of certain of the Loan Documents are subject to the effect of bankruptcy, reorganization, insolvency, fraudulent conveyance, and other laws of general application relating to or affecting the enforcement of creditors, rights, and (ii) principles of equity.

On the basis of our review of the Loan Documents, and such other matters as we deem relevant, and as a result of our consideration Of Such questions of law as we deem relevant, and Subject to the qualifications set forth herein, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to own the property it purports to own or hold under lease and to carry on its business as now conducted and as proposed to be conducted immediately after giving effect to the consummation of the transactions contemplated by the Loan Documents, to enter into such transactions and to execute and deliver the Loan Documents to which it is a party and to observe and perform the provisions thereof.

     2. Each of the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has the corporate power and authority to own the property it purports to own or hold under lease and to carry on its business as now conducted and as proposed to be conducted.

     3. The Company is duly qualified as a foreign corporation and authorized to do business in the States of Colorado, Idaho, Nevada and California and in each other jurisdiction in which the character of the properties owned or held under lease by the Company or the nature of the business conducted by the Company requires such qualification.

     4. The Note Purchase Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a legal, valid and binding agreement of each of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms.

     5. The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a legal, valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms.

     6. The Notes have been duly authorized, executed and delivered by the Company, and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms; and the Notes are entitled to the benefits and security afforded by the Indenture and the Subsidiary Guaranty in accordance with their terms and the terms of the Indenture and the Subsidiary Guaranty.

          7. The Subsidiary Guaranty has been duly authorized, executed and delivered by each of the Guarantors and constitutes a legal, valid and binding agreement of each of such guarantors, enforceable against each of such Guarantors in accordance with its terms.

     8. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the validity of the execution and delivery or the performance by the Company or the Guarantors of any of the Loan Documents.

     9. The use of the proceeds from the sale of the Notes will not be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X Of Said Board (12 CFR 224) or any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).

     10. Under existing law, the Notes are not subject to the registration requirements under the Securities Act of 1993, as amended, and the Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended.

     11. Neither the execution and delivery of the Note Purchase Agreement, the Indenture, the Subsidiary Guaranty or the Notes delivered to you today, the consummation of the transactions contemplated thereby, nor compliance with the terms and conditions thereof, will (a) conflict with or result in a breach of, or constitute a default under, any of the terms, obligations, covenants, conditions or provisions or any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter or bylaw or any other agreement or instrument to which the Company or any of its Subsidiaries is a party, or result in the creation or imposition of any Lien (other than the Liens created by the

Indenture) upon any property or asset of the Company or any of its Subsidiaries under the terms or provisions of any of the foregoing, or (b) to the best of our knowledge, violate any law, rule or regulation or order of any court, arbitrator or Governmental Body applicable to the Company or either of the Guarantors.

     12. To the best of our knowledge, (a) there are no actions, suits or proceedings (including counterclaims) pending against or affecting the Company or the Guarantors in any court or before any arbitrator, or any property of the Company or the Guarantors, or before or by any Governmental Body, except actions, suits or proceedings identified on Schedule I hereto; and (b) none of such actions, suits or proceedings challenges the validity of the Loan Documents or the Notes.

This opinion may not be used or relied upon by any person or entity other than
(i) you and your counsel, (ii) the Trustees (and their successors), and (iii) transferees of the Notes, or in any other connection, and is not to be quoted in whole or in part in any letter or document without our prior written consent except in connection with court proceedings related to this transaction where relevant to such proceeding.



Respectfully Submitted,

                                   EXHIBIT D

         Form of Opinion of Special Nevada, California, Idaho Counsel
                                for the Company

                      [Form of Opinion of Special Counsel
            to the Company and Guarantors (Idaho, Calif., Nevada)]



                                April 29, 1994



To Each of the Purchasers Listed
 on Schedule I of the Note
 Purchase Agreement described below

     Re:  BIG O TIRES, INC. (the "Company")
          8.71% Senior Secured Notes Due 2004

Ladies and Gentlemen:

     We have acted as counsel in the State of [Idaho; California; Nevada) (the "State") to Big O Tires, Inc. (the "Company"), Big O Development, Inc. and Big O Tire of Idaho, Inc. (together, the "Guarantors") in connection with your purchase of various 8.71% senior secured promissory notes (the "Notes"), in the aggregate principal amount of $8,000,000.00, executed by the Company pursuant to a certain Note Purchase Agreement between you and the Company dated as of April 27, 1994 (the "Note Purchase Agreement"). The Notes are being issued under and secured by a certain Indenture, Mortgage, Deed of Trust, Security Agreement and Financing Statement (Fixture Filing), executed by the Company as of April 27, 1994 (the "Indenture"), to The Bank of Cherry Creek, N.A., as the "Indenture Trustee" and Douglas R. Dix, as the "Individual Trustee" (the "Trustees"). This opinion is being rendered pursuant to Section 4.G. of the Note Purchase Agreement. Capitalized terms used in this opinion and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

     We have reviewed the Notes, the Indenture, the Subsidiary Guaranty to be executed by the Guarantors (the "Subsidiary Guaranty") and the UCC-1 Financing Statement naming each of the Company and the Guarantors as Debtor and the Trustees as Secured Party (the "UCC-1 Financing Statements").

     In rendering this opinion, we have assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals and the conformity to original documents of all copies submitted to us.

It is our opinion, with respect to the laws of the State, that:

     1. The Indenture is a legal, valid and binding agreement constituting a valid lien on, and security interest with respect to, the Mortgaged Property (as defined in the Indenture) located within the State.

     2. The Indenture is enforceable in accordance with its terms, except as such enforcement may be limited or qualified by (i) bankruptcy, reorganization, insolvency, fraudulent conveyance and other laws of general application relating to or affecting the enforcement of creditors, rights, (ii) principles of equity, and (iii) other applicable laws of the State, none of which laws will materially interfere with the practical realization of the benefits and the security purported to be provided by the Indenture.

     3. (a) The Indenture must be recorded in the following public offices in the State in order to perfect and preserve the liens and security interests in real property and fixtures purported to be created thereby: [_____________].

          (b) Except as set forth in paragraph 3 (a) above, no other documents need to be recorded, registered or filed in order to publish notice and to protect the validity of the Indenture.

          (c) It is not necessary, prior to the maturity of the Notes, to re-record, re-register or refile the Indenture, in order to maintain such liens of record.

     4. The Indenture is in satisfactory form to record, register or file the Indenture in any office referred to in paragraph 3(a) above, and need not bear a scrivener's statement or be accompanied by affidavits, county clerk certificates, certified resolutions or other certificates. The form of acknowledgement that is attached to the Indenture is in form acceptable for recording in the State.

     5. There will be only nominal filing fees payable upon the recording, registration or filing of the Indenture in the State.

     6. It is necessary to file the UCC-1 Financing Statement in the Office of the Secretary of State of the State under the provisions of the Uniform Commercial Code in effect in the State in order to perfect a security interest in any tangible personality which does not constitute a fixture. The security interest granted in the Indenture in personal property which security interest may be perfected by the filing of a financing statement in the State, will be perfected upon the filing of the UCC-1 Financing Statements with the Secretary of State of the State.

     7. It is not necessary to obtain the consent, authorization or approval of any governmental authority of the State in connection with the execution and delivery of, or performance under the Indenture (subject to compliance with applicable zoning ordinances, building codes and similar laws affecting real estate ownership).

     8. (a) The Indenture Trustee need not qualify to do business as a foreign corporation in the State solely because of its service as Indenture Trustee under the Indenture and will not incur tax liability in the State solely as the result of the transactions contemplated in the Indenture.

          (b) You need not qualify to do business in the State solely because of your status as Purchasers under the Note Purchase Agreement and will not incur tax liability in the State solely as the result of the transactions contemplated in the Indenture (i.e., other than in the event of a foreclosure under the Indenture).

     9. The choice of law provisions in the Note Purchase Agreement and the Indenture will be given effect in the State.



                                       Respectfully submitted,




                                     -3-